UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02857 and 811-21434

Name of Fund:	BlackRock Bond Fund, Inc.
BlackRock Total Return Fund
Master Bond LLC
Master Total Return Portfolio

Fund Address:100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Bond Fund, Inc.

and Master Bond LLC, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2023

Date of reporting period: 09/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2023

2023 Annual Report

BlackRock Bond Fund, Inc.

• BlackRock Total Return Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and moderating inflation provided a supportive backdrop for investors during the 12-month reporting period ended September 30, 2023. Significantly tighter monetary policy helped to rein in inflation while the economy proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were substantial, as the durability of consumer sentiment and spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. All major classes of equities rose, although large-capitalization U.S. stocks posted significantly higher returns than small-capitalization U.S. stocks due primarily to the performance of large technology companies. International developed market equities also advanced strongly, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at two of its meetings late in the period.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for two pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	5.18%	21.62%

U.S. small cap equities (Russell 2000® Index)	(0.19)	8.93

International equities (MSCI Europe, Australasia, Far East Index)	(1.28)	25.65

Emerging market equities (MSCI Emerging Markets Index)	(2.05)	11.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.50	4.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.98)	(2.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.05)	0.64

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.05)	2.66

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.22	10.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2023	BlackRock Total Return Fund

Investment Objective

BlackRock Total Return Fund’s (the “Fund”) investment objective is to realize a total return that exceeds that of the Bloomberg U.S. Aggregate Bond Index.

On June 1, 2023, the Board of Directors of the Fund approved a proposal pursuant to which the Fund will cease to invest in Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. The change is expected to be completed in the first quarter of 2024.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2023, the Fund’s Institutional, Service, Investor A, Investor A1, Class K share classes outperformed the benchmark, the Bloomberg U.S. Aggregate Bond Index, while the Fund’s Investor C shares underperformed, and Class R shares outperformed. The Fund invests all of its assets in Master Total Return Portfolio (the “Master Portfolio”).

What factors influenced performance?

Holdings of structured products, agency mortgage-backed securities (“MBS”) and investment grade corporate bonds contributed positively to the Fund’s performance relative to the benchmark for the period.

The Fund’s macro strategies and currency exposures detracted from relative performance over the reporting period. The Fund held derivatives during the reporting period, namely futures and forwards. The Fund’s use of derivatives detracted from performance.

Describe recent portfolio activity.

During the fourth quarter of 2022, the Fund increased risk within high quality fixed income sectors as the opportunity set shifted on the back of the Fed’s fastest rate hiking cycle in decades. In this vein, the Fund strategically tilted further into high quality shorter maturity assets while maintaining its high yield corporate bond exposure near historically low levels. The Fund increased its active tilts within U.S. investment grade corporate credit given the increased dispersion of risk/reward within the sector, while reducing its overweight in agency MBS. Within securitized assets, exposure was rotated toward higher quality commercial mortgage-backed securities and structurally protected collateralized loan obligations. The Fund was defensively positioned in emerging market debt given concerns around tighter central bank policies, weakening growth and reduced liquidity.

During the first quarter of 2023, the Fund shifted to an underweight stance with respect to duration and corresponding interest rate sensitivity (Duration is a measure of interest rate sensitivity). The Fund continued to tactically rotate across select spread sectors given more attractive opportunities. Exposure to U.S. investment grade corporate bonds was slightly trimmed as spreads became less attractive, while exposure to agency MBS was tactically increased given the sectors favorable risk/reward profile in a shifting rate environment. Finally, the Fund became somewhat less defensive with respect to emerging markets.

Over the second quarter of 2023 the Fund continued to tactically rotate across select spread sectors given more attractive opportunities. The Fund slightly trimmed its U.S. investment grade corporate bond allocation as spreads became less attractive, while tactically adding to agency MBS given a favorable risk/reward profile. The Fund maintained its exposure to high yield corporate bonds near historically low levels, while preferring U.S. high yield corporate bonds over bank loans due to greater fundamental concerns in the latter sector.

Entering the third quarter of 2023, the Fund continued to manage its interest rate exposure as the end of the Fed’s hiking cycle approached, moving to an overweight U.S. duration stance on the view that inflation would ease more dramatically than expected in the second half of 2023. The Fund also added to its overweight position in agency MBS given attractive valuations. The Fund remained focused on seniority in structured products and continued to take a less defensive posture with respect to emerging markets. The Fund’s duration exposure was reduced late in the quarter as interest rates became more volatile.

Describe portfolio positioning at period end.

At the end of the reporting period, the Fund maintained an above-benchmark duration stance after having reduced the overweight by trimming in the front-end of the curve while tactically adding to the back end of the curve following September 2023 sharp increase in long rates. The Fund was overweight agency MBS and slightly underweight investment grade corporate bonds given less attractive spreads. The Fund was positioned opportunistically within high yield corporate bonds while remaining cautious down the capital stack. The Fund continued to prefer high yield corporate bonds relative to bank loans due to greater fundamental concerns in the latter sector. Within structured products, the Fund remained focused on the top of the capital structure.

Outside of the United States, the Fund had tactically trimmed its long European sovereign allocation, particularly within U.K. rates, while remaining modestly constructive there given attractive currency-hedged yields coupled with fairly hawkish Bank of England policy priced in the market. The Fund continued to hold a short position in long-term Japanese government bonds given the Bank of Japan’s decision to readjust its yield curve control policy to allow for higher rates.

Additionally, the Fund had tactically increased its emerging market debt allocation given a more constructive view toward local rates, particularly in Mexico and Brazil, as well as toward select hard currency bonds in the near-term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2023 (continued)	BlackRock Total Return Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Under normal circumstances, the Master Portfolio invests at least 80% of its assets in bonds and invests primarily in investment grade fixed income securities.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance

			Average Annual Total Returns(a)
			1 Year		5 Years		10 Years
	Standardized 30 Day Yields	Unsubsidized 30 Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	4.09%	4.07%	1.41%	N/A	0.44%	N/A	1.69%	N/A
Service	3.76	3.73	1.00	N/A	0.12	N/A	1.39	N/A
Investor A	3.63	3.62	1.01	(3.03)%	0.11	(0.70)%	1.36	0.94%
Investor A1	3.93	3.79	1.15	N/A	0.27	N/A	1.53	N/A
Investor C	3.04	3.00	0.30	(0.67)	(0.57)	(0.57)	0.82	0.82
Class K	4.17	4.17	1.38	N/A	0.49	N/A	1.75	N/A
Class R	3.47	3.45	0.72	N/A	(0.17)	N/A	1.09	N/A
Bloomberg U.S. Aggregate Bond Index	—	—	0.64	N/A	0.10	N/A	1.13	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2023 (continued)	BlackRock Total Return Fund

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,014.10	$ 2.22	$ 1,000.00	$ 1,022.86	$ 2.23		0.44%
Service	1,000.00	1,010.00	3.78	1,000.00	1,021.31	3.80		0.75
Investor A	1,000.00	1,010.10	3.73	1,000.00	1,021.36	3.75		0.74
Investor A1	1,000.00	1,011.50	2.98	1,000.00	1,022.11	2.99		0.59
Investor C	1,000.00	1,003.00	7.23	1,000.00	1,017.85	7.28		1.44
Class K	1,000.00	1,013.80	1.77	1,000.00	1,023.31	1.78		0.36
Class R	1,000.00	1,007.20	5.18	1,000.00	1,019.90	5.22		1.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Consolidated Notes to Financial Statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2023

BlackRock Total Return Fund

ASSETS
Investments at value — Master Portfolio	$17,540,345,639
Receivables:
Capital shares sold	33,389,818
From the Manager	251,645
Withdrawals from the Master Portfolio	39,756,969
Prepaid expenses	229,773

Total assets	17,613,973,844

LIABILITIES
Payables:
Capital shares redeemed	73,146,550
Income dividend distributions	8,024,983
Investment advisory fees	8,667,762
Officer’s fees	27,211
Other accrued expenses	2,236,125
Other affiliate fees	28,835
Professional fees	139,563
Registration fees	1,230,462
Service and distribution fees	332,272

Total liabilities	93,833,763

Commitments and contingent liabilities

NET ASSETS	$17,520,140,081

NET ASSETS CONSIST OF:
Paid-in capital	$21,731,803,284
Accumulated loss	(4,211,663,203)

NET ASSETS	$17,520,140,081

F I N A N C I A L S T A T E M E N T S	9

Statement of Assets and Liabilities (continued)

September 30, 2023

BlackRock Total Return Fund

NET ASSET VALUE
Institutional

Net assets	$9,557,512,389

Shares outstanding	1,005,466,551

Net asset value	$9.51

Shares authorized	1.6 billion

Par value	$0.10

Service

Net assets	$36,341,487

Shares outstanding	3,822,474

Net asset value	$9.51

Shares authorized	50 million

Par value	$0.10

Investor A

Net assets	$1,237,078,462

Shares outstanding	130,092,544

Net asset value	$9.51

Shares authorized	450 million

Par value	$0.10

Investor A1

Net assets	$16,618,898

Shares outstanding	1,749,118

Net asset value	$9.50

Shares authorized	50 million

Par value	$0.10

Investor C

Net assets	$42,500,918

Shares outstanding	4,472,949

Net asset value	$9.50

Shares authorized	100 million

Par value	$0.10

Class K

Net assets	$6,563,237,433

Shares outstanding	690,561,192

Net asset value	$9.50

Shares authorized	1 billion

Par value	$0.10

Class R

Net assets	$66,850,494

Shares outstanding	7,028,880

Net asset value	$9.51

Shares authorized	250 million

Par value	$0.10

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended September 30, 2023

BlackRock Total Return Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$3,136,996
Dividends — affiliated	41,707,369
Interest — unaffiliated	740,748,340
Securities lending income — affiliated — net	237,964
Expenses	(11,076,871)
Fees waived	679,428

Total investment income	775,433,226

FUND EXPENSES
Investment advisory	50,529,354
Transfer agent — class specific	11,331,331
Service and distribution — class specific	4,227,707
Registration	919,271
Printing and postage	99,610
Professional	29,890
Accounting services	7,001
Officer	2,546
Miscellaneous	294,105

Total expenses	67,440,815
Less:
Transfer agent fees waived and/or reimbursed — class specific	(1,215,715)

Total expenses after fees waived and/or reimbursed	66,225,100

Net investment income	709,208,126

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) allocated from the Master Portfolio:
Investments — unaffiliated	(873,955,348)
Investments — affiliated	(540,524)
Options written	(56,181,554)
Futures contracts	(146,083,246)
Forward foreign currency exchange contracts	(12,823,457)
Foreign currency transactions	14,916,597
Swaps	(31,616,020)

(1,106,283,552)

Net change in unrealized appreciation (depreciation) allocated from the Master Portfolio:
Investments — unaffiliated	447,679,452
Investments — affiliated	(1,216,875)
Options written	29,292,381
Futures contracts	90,572,736
Forward foreign currency exchange contracts	(8,242,756)
Foreign currency translations	(3,233,300)
Swaps	15,362,795
Unfunded floating rate loan interests	(35,592)

570,178,841

Total net realized and unrealized loss	(536,104,711)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,103,415

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	BlackRock Total Return Fund

	Year Ended 09/30/23	Year Ended 09/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$709,208,126	$449,100,503
Net realized loss	(1,106,283,552)	(1,311,374,975)
Net change in unrealized appreciation (depreciation)	570,178,841	(2,474,670,916)

Net increase (decrease) in net assets resulting from operations	173,103,415	(3,336,945,388)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income and net realized gain:
Institutional	(349,245,498)	(299,087,560)
Service	(1,408,690)	(1,318,341)
Investor A	(45,920,335)	(41,803,454)
Investor A1	(703,801)	(613,205)
Investor C	(1,382,997)	(1,485,206)
Class K	(255,446,599)	(219,556,363)
Class R	(2,103,389)	(1,810,350)
Return of capital:
Institutional	(22,267,190)	—
Service	(89,815)	—
Investor A	(2,927,788)	—
Investor A1	(44,873)	—
Investor C	(88,177)	—
Class K	(16,286,761)	—
Class R	(134,108)	—

Decrease in net assets resulting from distributions to shareholders	(698,050,021)	(565,674,479)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	1,381,778,602	91,715,235

NET ASSETS
Total increase (decrease) in net assets	856,831,996	(3,810,904,632)
Beginning of year	16,663,308,085	20,474,212,717

End of year	$17,520,140,081	$16,663,308,085

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return Fund

	Institutional

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.76		$11.96		$12.53		$11.95		$11.21

Net investment income(a)	0.41		0.25		0.23		0.28		0.38
Net realized and unrealized gain (loss)	(0.26)		(2.13)		(0.07)		0.60		0.75

Net increase (decrease) from investment operations	0.15		(1.88)		0.16		0.88		1.13

Distributions(b)
From net investment income	(0.38)		(0.25)		(0.24)		(0.30)		(0.39)
From net realized gain	—		(0.07)		(0.49)		—		—
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.40)		(0.32)		(0.73)		(0.30)		(0.39)

Net asset value, end of year	$9.51		$9.76		$11.96		$12.53		$11.95

Total Return(c)
Based on net asset value	1.41%		(15.99)%		1.25%		7.51	%(d)	10.23%

Ratios to Average Net Assets(e)(f)
Total expenses	0.45	%(g)	0.47	%(g)	0.47	%(g)	0.47	%(h)	0.47	%(h)

Total expenses after fees waived and/or reimbursed	0.44	%(g)	0.45	%(g)	0.45	%(g)	0.44	%(h)	0.44	%(h)

Net investment income	4.08	%(g)	2.30	%(g)	1.88	%(g)	2.32	%(h)	3.33	%(h)

Supplemental Data
Net assets, end of year (000)	$9,557,512		$8,809,121		$9,915,659		$9,067,527		$6,535,538

Portfolio turnover rate of the Master Portfolio(i)	380%		289%		459%		556%		574%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%		42%		161%		274%		241%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Service

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.77		$11.96		$12.54		$11.95		$11.22

Net investment income(a)	0.37		0.22		0.19		0.26		0.35
Net realized and unrealized gain (loss)	(0.26)		(2.12)		(0.08)		0.60		0.73

Net increase (decrease) from investment operations	0.11		(1.90)		0.11		0.86		1.08

Distributions(b)
From net investment income	(0.35)		(0.22)		(0.20)		(0.27)		(0.35)
From net realized gain	—		(0.07)		(0.49)		—		—
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.37)		(0.29)		(0.69)		(0.27)		(0.35)

Net asset value, end of year	$9.51		$9.77		$11.96		$12.54		$11.95

Total Return(c)
Based on net asset value	1.00%		(16.17)%		0.86%		7.28	%(d)	9.80%

Ratios to Average Net Assets(e)(f)
Total expenses	0.79	%(g)	0.80	%(g)	0.80	%(g)	0.74	%(h)	0.74	%(h)

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.76	%(g)	0.76	%(g)	0.74	%(h)	0.74	%(h)

Net investment income	3.75	%(g)	1.98	%(g)	1.57	%(g)	2.15	%(h)	3.04	%(h)

Supplemental Data
Net assets, end of year (000)	$36,341		$42,155		$55,378		$57,849		$120,243

Portfolio turnover rate of the Master Portfolio(i)	380%		289%		459%		556%		574%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%		42%		161%		274%		241%

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Investor A

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.77		$11.96		$12.54		$11.96		$11.22

Net investment income(a)	0.38		0.22		0.19		0.25		0.34
Net realized and unrealized gain (loss)	(0.27)		(2.12)		(0.08)		0.60		0.75

Net increase (decrease) from investment operations	0.11		(1.90)		0.11		0.85		1.09

Distributions(b)
From net investment income	(0.35)		(0.22)		(0.20)		(0.27)		(0.35)
From net realized gain	—		(0.07)		(0.49)		—		—
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.37)		(0.29)		(0.69)		(0.27)		(0.35)

Net asset value, end of year	$9.51		$9.77		$11.96		$12.54		$11.96

Total Return(c)
Based on net asset value	1.01%		(16.16)%		0.87%		7.16	%(d)	9.85%

Ratios to Average Net Assets(e)(f)
Total expenses	0.74	%(g)	0.76	%(g)	0.74	%(g)	0.76	%(h)	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.74	%(g)	0.76	%(g)	0.74	%(g)	0.76	%(h)	0.78	%(h)

Net investment income	3.78	%(g)	1.98	%(g)	1.58	%(g)	2.02	%(h)	3.00	%(h)

Supplemental Data
Net assets, end of year (000)	$1,237,078		$1,330,459		$1,822,670		$2,147,025		$1,840,587

Portfolio turnover rate of the Master Portfolio(i)	380%		289%		459%		556%		574%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%		42%		161%		274%		241%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Investor A1

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.76		$11.95		$12.53		$11.95		$11.21

Net investment income(a)	0.39		0.24		0.21		0.27		0.37
Net realized and unrealized gain (loss)	(0.27)		(2.13)		(0.08)		0.60		0.74

Net increase (decrease) from investment operations	0.12		(1.89)		0.13		0.87		1.11

Distributions(b)
From net investment income	(0.36)		(0.23)		(0.22)		(0.29)		(0.37)
From net realized gain	—		(0.07)		(0.49)		—		—
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.38)		(0.30)		(0.71)		(0.29)		(0.37)

Net asset value, end of year	$9.50		$9.76		$11.95		$12.53		$11.95

Total Return(c)
Based on net asset value	1.15%		(16.04)%		1.02%		7.35	%(d)	10.06%

Ratios to Average Net Assets(e)(f)
Total expenses	0.71	%(g)	0.70	%(g)	0.68	%(g)	0.61	%(h)	0.63	%(g)

Total expenses after fees waived and/or reimbursed	0.59	%(g)	0.60	%(g)	0.60	%(g)	0.59	%(h)	0.59	%(g)

Net investment income	3.90	%(g)	2.19	%(g)	1.73	%(g)	2.22	%(h)	3.20	%(g)

Supplemental Data
Net assets, end of year (000)	$16,619		$20,124		$21,957		$24,443		$28,769

Portfolio turnover rate of the Master Portfolio(i)	380%		289%		459%		556%		574%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%		42%		161%		274%		241%

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Investor C

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.76		$11.95		$12.53		$11.95		$11.21

Net investment income(a)	0.30		0.14		0.11		0.16		0.27
Net realized and unrealized gain (loss)	(0.26)		(2.12)		(0.08)		0.60		0.74

Net increase (decrease) from investment operations	0.04		(1.98)		0.03		0.76		1.01

Distributions(b)
From net investment income	(0.28)		(0.14)		(0.12)		(0.18)		(0.27)
From net realized gain	—		(0.07)		(0.49)		—		—
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.30)		(0.21)		(0.61)		(0.18)		(0.27)

Net asset value, end of year	$9.50		$9.76		$11.95		$12.53		$11.95

Total Return(c)
Based on net asset value	0.30%		(16.76)%		0.16%		6.44	%(d)	9.14%

Ratios to Average Net Assets(e)(f)
Total expenses	1.49	%(g)	1.48	%(g)(h)	1.47	%(g)	1.49	%(i)	1.51	%(i)

Total expenses after fees waived and/or reimbursed	1.44	%(g)	1.46	%(g)(h)	1.45	%(g)	1.44	%(i)	1.44	%(i)

Net investment income	3.06	%(g)	1.23	%(g)	0.89	%(g)	1.36	%(i)	2.35	%(i)

Supplemental Data
Net assets, end of year (000)	$42,501		$56,468		$100,462		$140,034		$209,532

Portfolio turnover rate of the Master Portfolio(j)	380%		289%		459%		556%		574%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h) Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.46%, 1.44% and 1.44%, respectively.

(i)  Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%		42%		161%		274%		241%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Class K

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.76		$11.96		$12.53		$11.95		$11.21

Net investment income(a)	0.41		0.26		0.24		0.29		0.39
Net realized and unrealized gain (loss)	(0.26)		(2.13)		(0.07)		0.60		0.74

Net increase (decrease) from investment operations	0.15		(1.87)		0.17		0.89		1.13

Distributions(b)
From net investment income	(0.39)		(0.26)		(0.25)		(0.31)		(0.39)
From net realized gain	—		(0.07)		(0.49)		—		—
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.41)		(0.33)		(0.74)		(0.31)		(0.39)

Net asset value, end of year	$9.50		$9.76		$11.96		$12.53		$11.95

Total Return(c)
Based on net asset value	1.38%		(15.93)%		1.32%		7.59	%(d)	10.30%

Ratios to Average Net Assets(e)(f)
Total expenses	0.37	%(g)	0.38	%(g)	0.38	%(g)	0.37	%(h)	0.37	%(h)

Total expenses after fees waived and/or reimbursed	0.37	%(g)	0.38	%(g)	0.38	%(g)	0.37	%(h)	0.37	%(h)

Net investment income	4.16	%(g)	2.37	%(g)	1.94	%(g)	2.41	%(h)	3.40	%(h)

Supplemental Data
Net assets, end of year (000)	$6,563,237		$6,340,122		$8,472,180		$7,491,107		$6,015,062

Portfolio turnover rate of the Master Portfolio(i)	380%		289%		459%		556%		574%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%		42%		161%		274%		241%

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return Fund (continued)

	Class R

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Net asset value, beginning of year	$9.77		$11.96		$12.54		$11.96		$11.22

Net investment income(a)	0.35		0.19		0.16		0.22		0.32
Net realized and unrealized gain (loss)	(0.27)		(2.13)		(0.08)		0.59		0.74

Net increase (decrease) from investment operations	0.08		(1.94)		0.08		0.81		1.06

Distributions(b)
From net investment income	(0.32)		(0.18)		(0.17)		(0.23)		(0.32)
From net realized gain	—		(0.07)		(0.49)		—		—
Return of capital	(0.02)		—		—		—		—

Total distributions	(0.34)		(0.25)		(0.66)		(0.23)		(0.32)

Net asset value, end of year	$9.51		$9.77		$11.96		$12.54		$11.96

Total Return(c)
Based on net asset value	0.72%		(16.40)%		0.57%		6.88	%(d)	9.58%

Ratios to Average Net Assets(e)(f)
Total expenses	1.05	%(g)	1.06	%(g)	1.05	%(g)	1.04	%(h)	1.07	%(g)

Total expenses after fees waived and/or reimbursed	1.03	%(g)	1.04	%(g)	1.04	%(g)	1.03	%(h)	1.03	%(g)

Net investment income	3.48	%(g)	1.71	%(g)	1.29	%(g)	1.80	%(h)	2.76	%(g)

Supplemental Data
Net assets, end of year (000)	$66,850		$64,860		$85,906		$85,550		$142,718

Portfolio turnover rate of the Master Portfolio(i)	380%		289%		459%		556%		574%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes a payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h) Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23		Year Ended 09/30/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%		42%		161%		274%		241%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Bond Fund, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Total Return Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Master Total Return Portfolio (the “Master Portfolio”) of Master Bond LLC, an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The Master Bond LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At September 30, 2023, the percentage of the Master Portfolio owned by the Fund was 96.8%. The financial statements of the Master Portfolio, including the Consolidated Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are sold only to certain employer-sponsored retirement plans. Service, Investor A, Investor A1, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Corporation and Board of Directors of the Master Bond LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years
(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year of after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

On June 1, 2023, the Board of Directors of the Fund approved a proposal pursuant to which the Fund will cease to invest in Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. The change is expected to be completed in the first quarter of 2024.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Corporation’s Board, the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed Income Complex and reflected as Officer expense on the Statement of Operations. The Officer expense may be negative as a result of a decrease in value of the deferred account.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Consolidated Notes to Financial Statements, which are included elsewhere in this report.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees(a)

First $250 million	0.32%
$250 million — $500 million	0.31
$500 million — $750 million	0.30
Greater than $750 million	0.29

(a)

This investment advisory fee applies to the Fund for as long as the Fund invests in the Master Portfolio or another master fund advised by the Manager or an affiliate thereof in a master-feeder structure. If the Fund ceases to operate as a feeder fund in a master/feeder structure, the maximum actual investment advisory fees payable to the Manager (as a percentage of average daily net assets) by the Fund are as follows: 0.48% (first $250 million), 0.43% ($250 million - $500 million), 0.38% ($500 million - $750 million) and 0.34% (greater than $750 million).

With respect to the Fund, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of the Fund for which BIL and BSL, as applicable, act as sub-advisers, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor A1	0.10	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor A1	Investor C	Class R	Total

Service and distribution — class specific	$101,557	$3,288,638	$19,482	$491,117	$326,913	$4,227,707

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2023, the Fund paid $0 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Class R	Total

Reimbursed amounts	$19,276	$196	$14,614	$189	$608	$17,639	$1,447	$53,969

For the year ended September 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Class R	Total

Transfer agent — class specific	$8,855,870	$72,732	$1,667,690	$49,201	$61,420	$500,050	$124,368	$11,331,331

Other Fees: For the year ended September 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $18,541.

For the year ended September 30, 2023, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$67,941
Investor C	2,385

Expense Limitations, Waivers and Reimbursements: With the exception of the Fund’s investment in the Master Portfolio, the Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.44%
Service	0.75
Investor A	0.78
Investor A1	0.59
Investor C	1.44
Class K	0.39
Class R	1.03

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended September 30, 2023, class specific waivers and/or reimbursements were as follows:

	Institutional	Service	Investor A1	Investor C	Class K	Class R	Total

Transfer agent fees waived and/or reimbursed — class specific	$1,144,637	$14,561	$23,224	$20,724	$1,664	$10,905	$1,215,715

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2023, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	Year Ended 09/30/23	Year Ended 09/30/22

Ordinary income	$656,211,309	$477,820,291
Long-term capital gains	—	87,854,188
Return of capital	41,838,712	—

	$698,050,021	$565,674,479

As of September 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-expiring Capital Loss Carryforwards	Net Unrealized Gains (Losses)	(a)	Qualified Late-Year Ordinary Losses	Total

BlackRock Total Return Fund	$(2,336,188,911)	$(1,858,123,569)		$ (17,350,723)	$(4,211,663,203)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/23		Year Ended 09/30/22

Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	448,340,202	$4,464,830,242	471,198,724	$5,294,524,445
Shares issued in reinvestment of distributions	34,294,163	340,307,553	23,849,602	262,361,092
Shares redeemed	(379,303,795)	(3,763,225,096)	(422,169,779)	(4,601,574,876)

	103,330,570	$1,041,912,699	72,878,547	$955,310,661

Service
Shares sold	847,711	$8,451,565	955,363	$10,691,567
Shares issued in reinvestment of distributions	149,370	1,483,527	118,949	1,310,630
Shares redeemed	(1,490,796)	(14,858,247)	(1,388,626)	(15,040,752)

	(493,715)	$(4,923,155)	(314,314)	$(3,038,555)

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

	Year Ended 09/30/23		Year Ended 09/30/22

Share Class	Shares	Amount	Shares	Amount

Investor A
Shares sold	32,659,966	$325,116,421	33,567,548	$373,631,405
Shares issued in reinvestment of distributions	3,441,563	34,175,875	2,640,697	29,156,417
Shares redeemed	(42,205,930)	(419,585,117)	(52,383,659)	(576,880,831)

	(6,104,401)	$(60,292,821)	(16,175,414)	$(174,093,009)

Investor A1
Shares sold	424,387	$4,215,352	614,430	$6,895,105
Shares issued in reinvestment of distributions	8,157	80,955	6,605	72,696
Shares redeemed	(745,157)	(7,439,964)	(396,358)	(4,299,413)

	(312,613)	$(3,143,657)	224,677	$2,668,388

Investor C
Shares sold	1,007,181	$10,042,763	575,953	$6,423,509
Shares issued in reinvestment of distributions	127,481	1,264,934	114,547	1,269,910
Shares redeemed	(2,446,949)	(24,283,023)	—	—
Shares redeemed and automatic conversion of shares	—	—	(3,310,438)	(36,470,705)

	(1,312,287)	$(12,975,326)	(2,619,938)	$(28,777,286)

Class K
Shares sold	196,109,413	$1,957,201,931	141,634,495	$1,580,228,305
Shares issued in reinvestment of distributions	25,220,951	250,297,342	18,480,602	203,331,003
Shares redeemed	(180,124,640)	(1,790,195,524)	(219,382,907)	(2,438,386,314)

	41,205,724	$417,303,749	(59,267,810)	$(654,827,006)

Class R
Shares sold	2,065,525	$20,551,929	1,800,108	$19,919,767
Shares issued in reinvestment of distributions	221,838	2,202,186	161,358	1,777,727
Shares redeemed	(1,896,891)	(18,857,002)	(2,503,561)	(27,225,452)

	390,472	$3,897,113	(542,095)	$(5,527,958)

	136,703,750	$1,381,778,602	(5,816,347)	$91,715,235

As of September 30, 2023, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 264,970 Class K shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return Fund and the Board of Directors of BlackRock Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Total Return Fund of Blackrock Bond Fund, Inc. (the “Fund”), as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2023:

Fund Name	Qualified Dividend Income

BlackRock Total Return Fund	$3,849,777

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended September 30, 2023:

Fund Name	Federal Obligation Interest

BlackRock Total Return Fund	$86,483,759

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended September 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Total Return Fund	0.58%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended September 30, 2023:

Fund Name	Interest Dividends

BlackRock Total Return Fund	$732,768,561

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations, for the fiscal year ended September 30, 2023:

Fund Name	Interest- Related Dividends

BlackRock Total Return Fund	$579,848,830

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio Information as of September 30, 2023	Master Total Return Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)

U.S. Government Sponsored Agency Securities	39.0%
U.S. Treasury Obligations	21.3
Corporate Bonds	20.6
Asset-Backed Securities	8.3
Non-Agency Mortgage-Backed Securities	7.3
Floating Rate Loan Interests	1.5
Foreign Government Obligations	0.9
Municipal Bonds	0.5
Common Stocks	0.2
Preferred Securities	0.2
Investment Companies	0.1
Foreign Agency Obligations	0.1
Fixed Rate Loan Interests	—(b)
Warrants	—(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments(a)

AAA/Aaa(d)	66.1%
AA/Aa	2.4
A	7.7
BBB/Baa	12.1
BB/Ba	1.4
B	0.9
CCC/Caa	0.4
CC/Ca	0.3
C	0.2
N/R	8.5

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

P O R T F O L I O I N F O R M A T I O N	27

Consolidated Schedule of Investments September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)(b)	USD	4,632	$4,542,961
522 Funding CLO Ltd.
Series 2019-4A, Class CR, (3-mo. CME Term SOFR + 2.66%), 7.99%, 04/20/30(a)(c)		625	622,604
Series 2019-4A, Class DR, (3-mo. CME Term SOFR + 3.91%), 9.24%, 04/20/30(a)(c)		2,170	2,127,420
Series 2019-5A, Class AR, (3-mo. CME Term SOFR + 1.33%), 6.64%, 04/15/35(a)(c)		510	503,625
ACE Securities Corp. Home Equity Loan Trust
Series 2003-OP1, Class A2, (1-mo. CME Term SOFR + 0.83%), 6.15%, 12/25/33(c)		534	494,657
Series 2006-CW1, Class A2C, (1-mo. CME Term SOFR + 0.39%), 5.71%, 07/25/36(c)		243	185,847
Series 2007-HE4, Class A2A, (1-mo. CME Term SOFR + 0.37%), 5.69%, 05/25/37(c)		2,417	411,689
Series 2007-HE4, Class A2C, (1-mo. CME Term SOFR + 0.71%), 6.03%, 05/25/37(c)		213	36,378
AGL CLO 11 Ltd., Series 2021-11A, Class E, (3-mo. CME Term SOFR + 6.62%), 11.93%, 04/15/34(a)(c)		250	235,881
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3-mo. CME Term SOFR + 1.42%), 6.75%, 07/20/34(a)(c)		7,640	7,587,556
AGL CLO 14 Ltd., Series 2021-14A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.75%, 12/02/34(a)(c)		1,000	991,077
AGL CLO 5 Ltd., Series 2020-5A, Class A1R, (3-mo. CME Term SOFR + 1.42%), 6.75%, 07/20/34(a)(c)		2,000	1,984,000
AGL CLO 7 Ltd.
Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.77%, 07/15/34(a)(c)		2,400	2,383,405
Series 2020-7A, Class DR, (3-mo. CME Term SOFR + 3.36%), 8.67%, 07/15/34(a)(c)		500	483,608
AGL CLO 9 Ltd., Series 2020-9A, Class D, (3-mo. CME Term SOFR + 3.96%), 9.29%, 01/20/34(a)(c)		250	241,319
AGL Core CLO 15 Ltd., Series 2021-15A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.74%, 01/20/35(a)(c)		250	248,161
AGL Core CLO 2 Ltd., Series 2019-2A, Class A1, (3-mo. CME Term SOFR + 1.65%), 6.98%, 04/20/32(a)(c)		8,805	8,792,042
AGL Core CLO 4 Ltd., Series 2020-4A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.66%, 04/20/33(a)(c)		3,620	3,600,046
AGL Static CLO 18 Ltd., Series 2022-18A, Class B, (3-mo. CME Term SOFR + 2.00%), 7.33%, 04/21/31(a)(c)		1,400	1,391,690
AIG CLO Ltd., Series 2018-1A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 6.71%, 04/20/32(a)(c)		2,380	2,374,050
AIMCO CLO
Series 2015-AA, Class BR2, (3-mo. CME Term SOFR + 1.86%), 7.17%, 10/17/34(a)(c)		1,200	1,187,520
Series 2017-AA, Class AR, (3-mo. CME Term SOFR + 1.31%), 6.64%, 04/20/34(a)(c)		250	247,537
Series 2017-AA, Class CR, (3-mo. CME Term SOFR + 2.36%), 7.69%, 04/20/34(a)(c)		500	491,068
Series 2017-AA, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.74%, 04/20/34(a)(c)		250	239,055

Security		Par (000)	Value

Asset-Backed Securities (continued)
AIMCO CLO
Series 2018-BA, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.67%, 01/15/32(a)(c)	USD	5,770	$5,750,319
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.88%, 06/25/61(a)(c)		38,953	36,461,817
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)		8,006	7,122,158
Series 2021-G, Class C, 0.00%, 06/25/61(a)(d)		14,417	13,632,821
Series 2023-B, Class A, 4.25%, 10/25/62(a)(b)		17,894	16,654,444
Series 2023-B, Class B, 4.25%, 10/25/62(a)(b)		1,749	1,397,954
Series 2023-B, Class C, 0.00%, 10/25/62(a)(d)		4,462	1,639,184
Series 2023-B, Class SA, 0.00%, 10/25/62(a)(d)		1,315	960,579
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.68%, 10/21/28(a)(c)		2,015	2,013,301
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3-mo. CME Term SOFR + 1.81%), 7.12%, 01/15/30(a)(c)		400	393,920
Allegro CLO VIII Ltd., Series 2018-2A, Class B1, (3-mo. CME Term SOFR + 1.93%), 7.24%, 07/15/31(a)(c)		250	245,400
Allegro CLO XI Ltd.
Series 2019-2A, Class A2A, (3-mo. CME Term SOFR + 2.11%), 7.43%, 01/19/33(a)(c)		500	494,666
Series 2019-2A, Class C, (3-mo. CME Term SOFR + 3.26%), 8.58%, 01/19/33(a)(c)		250	249,381
ALM Ltd.
Series 2020-1A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.42%, 10/15/29(a)(c)		8,318	8,310,514
Series 2020-1A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.57%, 10/15/29(a)(c)		250	247,851
ALME Loan Funding V BV, Series 5A, Class ER, (3-mo. EURIBOR + 5.41%), 9.07%, 07/15/31(a)(c)	EUR	1,500	1,571,529
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3-mo. CME Term SOFR + 1.51%), 6.88%, 11/02/30(a)(c)	USD	676	674,253
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.06%, 04/25/31(a)(c)		500	493,739
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3-mo. CME Term SOFR + 1.31%), 6.66%, 07/24/29(a)(c)		900	898,752
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 04/17/37(a)		1,280	1,199,667
Series 2020-SFR2, Class D, 3.28%, 07/17/37(a)		2,437	2,286,457
Series 2020-SFR3, Class E1, 2.56%, 09/17/37(a)		2,490	2,275,513
Series 2020-SFR4, Class E2, 2.46%, 11/17/37(a)		2,500	2,267,545
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)		2,760	2,509,585
Anchorage Capital CLO 16 Ltd., Series 2020-16A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.78%, 01/19/35(a)(c)		250	247,744
Anchorage Capital CLO 17 Ltd., Series 2021-17A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.74%, 07/15/34(a)(c)		11,115	10,992,735
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.68%, 01/28/31(a)(c)		2,015	2,007,843

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class B, (3-mo. CME Term SOFR + 1.76%), 7.13%, 01/28/31(a)(c)	USD	3,850	$3,788,400
Series 2014-3RA, Class C, (3-mo. CME Term SOFR + 2.11%), 7.48%, 01/28/31(a)(c)		500	490,086
Anchorage Capital CLO 4-R Ltd., Series 2014- 4RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.68%, 01/28/31(a)(c)		4,425	4,408,319
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class ARR, (3-mo. CME Term SOFR + 1.31%), 6.62%, 07/15/30(a)(c)		4,303	4,292,041
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3-mo. CME Term SOFR + 1.35%), 6.72%, 01/28/31(a)(c)		4,605	4,578,903
Series 2015-7A, Class BR2, (3-mo. CME Term SOFR + 2.01%), 7.38%, 01/28/31(a)(c)		7,620	7,568,184
Series 2015-7A, Class CR2, (3-mo. CME Term SOFR + 2.46%), 7.83%, 01/28/31(a)(c)		4,250	4,227,918
Series 2015-7A, Class D1R2, (3-mo. CME Term SOFR + 3.76%), 9.13%, 01/28/31(a)(c)		1,140	1,073,257
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class BR2, (3-mo. CME Term SOFR + 2.06%), 7.42%, 10/27/34(a)(c)		2,800	2,781,800
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.51%), 6.81%, 10/13/30(a)(c)		2,544	2,537,975
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 1.91%), 7.21%, 10/13/30(a)(c)		750	746,250
Series 2013-1A, Class BR, (3-mo. CME Term SOFR + 2.41%), 7.71%, 10/13/30(a)(c)		1,410	1,397,283
Anchorage Capital Europe CLO 2 DAC
Series 2A, Class B1R, (3-mo. EURIBOR + 1.60%), 5.26%, 04/15/34(a)(c)	EUR	1,327	1,354,776
Series 2A, Class DR, (3-mo. EURIBOR + 3.55%), 7.21%, 04/15/34(a)(c)		1,380	1,390,239
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.20%), 6.92%, 04/25/34(a)(c)		542	543,809
Apidos CLO XII, Series 2013-12A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.65%, 04/15/31(a)(c)	USD	3,641	3,632,188
Apidos CLO XV, Series 2013-15A, Class A1RR, (3-mo. CME Term SOFR + 1.27%), 6.60%, 04/20/31(a)(c)		1,077	1,072,773
Apidos CLO XVIII, Series 2018-18A, Class A1, (3-mo. CME Term SOFR + 1.40%), 6.75%, 10/22/30(a)(c)		880	878,240
Apidos CLO XX
Series 2015-20A, Class A1RA, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/16/31(a)(c)		450	448,841
Series 2015-20A, Class A2RR, (3-mo. CME Term SOFR + 1.81%), 7.12%, 07/16/31(a)(c)		250	247,175
Apidos CLO XXII
Series 2015-22A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 6.65%, 04/20/31(a)(c)		249	248,605
Series 2015-22A, Class A2R, (3-mo. CME Term SOFR + 1.76%), 7.09%, 04/20/31(a)(c)		500	494,400
Series 2015-22A, Class BR, (3-mo. CME Term SOFR + 2.21%), 7.54%, 04/20/31(a)(c)		250	246,939
Series 2015-22A, Class CR, (3-mo. CME Term SOFR + 3.21%), 8.54%, 04/20/31(a)(c)		850	835,743

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XXVI, Series 2017-26A, Class BR, (3-mo. CME Term SOFR + 2.21%), 7.52%, 07/18/29(a)(c)	USD	570	$563,944
Apidos CLO XXX, Series XXXA, Class A1A, (3-mo. CME Term SOFR + 1.40%), 6.71%, 10/18/31(a)(c)		250	249,120
Apidos CLO XXXI, Series 2019-31A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.12%, 04/15/31(a)(c)		500	495,850
Apidos CLO XXXII
Series 2019-32A, Class C, (3-mo. CME Term SOFR + 2.66%), 7.99%, 01/20/33(a)(c)		250	250,054
Series 2019-32A, Class D, (3-mo. CME Term SOFR + 3.76%), 9.09%, 01/20/33(a)(c)		300	289,633
Apidos CLO XXXIV, Series 2020-34A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 6.74%, 01/20/35(a)(c)		954	950,380
Apidos CLO XXXVII
Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.74%, 10/22/34(a)(c)		450	446,763
Series 2021-37A, Class E, (3-mo. CME Term SOFR + 6.56%), 11.91%, 10/22/34(a)(c)		455	446,510
Apres Static CLO Ltd., Series 2019-1A, Class A2R, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/15/28(a)(c)		250	248,953
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(a)		429	376,876
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL1, Class A, (1-mo. CME Term SOFR + 1.08%), 6.42%, 12/15/35(a)(c)		814	801,844
Series 2021-FL4, Class A, (1-mo. CME Term SOFR + 1.46%), 6.80%, 11/15/36(a)(c)		681	671,143
Series 2022-FL1, Class A, (SOFR (30-day) + 1.45%), 6.76%, 01/15/37(a)(c)		1,010	996,744
Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 1.85%), 7.18%, 05/15/37(a)(c)		8,708	8,635,095
Ares European CLO XII DAC, Series 12A, Class B1R, (3-mo. EURIBOR + 1.70%), 5.41%, 04/20/32(a)(c)	EUR	889	916,549
Ares LII CLO Ltd.
Series 2019-52A, Class A1R, (3-mo. CME Term SOFR + 1.31%), 6.66%, 04/22/31(a)(c)	USD	7,910	7,862,614
Series 2019-52A, Class A2R, (3-mo. CME Term SOFR + 1.71%), 7.06%, 04/22/31(a)(c)		250	243,188
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3-mo. CME Term SOFR + 1.29%), 6.64%, 04/25/34(a)(c)		500	496,124
Ares LVI CLO Ltd., Series 2020-56A, Class AR, (3-mo. CME Term SOFR + 1.42%), 6.77%, 10/25/34(a)(c)		2,110	2,102,041
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.17%, 07/20/30(a)(c)		370	366,559
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3-mo. CME Term SOFR + 1.43%), 6.74%, 10/15/30(a)(c)		1,087	1,083,898
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1-mo. CME Term SOFR + 0.59%), 5.91%, 05/25/35(c)		2,619	2,274,655
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)		1,819	1,713,405

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Armada Euro CLO III DAC, Series 3A, Class DR, (3-mo. EURIBOR + 3.30%), 6.96%, 07/15/31(a)(c)	EUR	1,563	$1,588,629
Assurant CLO Ltd., Series 2018-2A, Class A, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/20/31(a)(c)	USD	735	732,655
Atrium IX, Series 9A, Class AR2, (3-mo. CME Term SOFR + 1.25%), 6.64%, 05/28/30(a)(c)		3,916	3,904,583
Atrium XIII
Series 13A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.79%, 11/21/30(a)(c)		491	489,518
Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.11%, 11/21/30(a)(c)		1,250	1,236,625
Series 13A, Class C, (3-mo. CME Term SOFR + 2.06%), 7.41%, 11/21/30(a)(c)		390	382,493
Avoca CLO XV DAC, Series 15X, Class B2R, (3-mo. EURIBOR + 1.05%), 4.71%, 04/15/31(c)(e)	EUR	400	407,237
Avoca CLO XVIII DAC, Series 18X, Class C, (3-mo. EURIBOR + 1.75%), 5.41%, 04/15/31(c)(e)		400	409,717
Avoca CLO XXII DAC
Series 22A, Class D, (3-mo. EURIBOR + 2.90%), 6.56%, 04/15/35(a)(c)		500	493,268
Series 22X, Class B1, (3-mo. EURIBOR + 1.30%), 4.96%, 04/15/35(c)(e)		850	855,974
Avoca CLO XXIII DAC, Series 23A, Class D, (3-mo. EURIBOR + 3.05%), 6.71%, 04/15/34(a)(c)		500	485,629
Babson CLO Ltd., Series 2015-IA, Class BR, (3-mo. CME Term SOFR + 1.66%), 6.99%, 01/20/31(a)(c)	USD	610	602,741
Bain Capital Credit CLO Ltd.
Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.09%, 07/20/30(a)(c)		850	838,239
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.66%, 07/19/31(a)(c)		1,670	1,663,320
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.18%, 07/19/31(a)(c)		500	492,750
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.71%, 07/24/34(a)(c)		250	241,875
Series 2021-4A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.76%, 10/20/34(a)(c)		560	556,925
Ballyrock CLO 14 Ltd., Series 2020-14A, Class D, (3-mo. CME Term SOFR + 7.26%), 12.59%, 01/20/34(a)(c)		250	247,076
Ballyrock CLO Ltd.
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.19%, 04/20/31(a)(c)		500	494,950
Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 6.41%), 11.74%, 10/20/31(a)(c)		250	236,238
BankAmerica Manufactured Housing Contract Trust
Series 1997-2, Class B1, 7.07%, 02/10/22(c)		1,680	395,437
Series 1998-2, Class B1, 7.32%, 12/10/25(c)		2,790	498,063
Bankers Healthcare Group Securitization Trust,
Series 2020-A, Class C, 5.17%, 09/17/31(a)		410	384,849
Bardot CLO Ltd., Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.61%, 10/22/32(a)(c)		250	245,305
Barings CLO Ltd.
Series 2015-2A, Class AR, (3-mo. CME Term SOFR + 1.45%), 6.78%, 10/20/30(a)(c)		2,417	2,410,964

Security		Par (000)	Value

Asset-Backed Securities (continued)
Barings CLO Ltd.
Series 2018-3A, Class A1, (3-mo. CME Term SOFR + 1.21%), 6.54%, 07/20/29(a)(c)	USD	405	$403,917
Series 2019-3A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.66%, 04/20/31(a)(c)		1,330	1,323,595
Battalion CLO 18 Ltd., Series 2020-18A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.32%, 10/15/36(a)(c)		1,827	1,782,239
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. CME Term SOFR + 3.51%), 8.82%, 07/15/31(a)(c)		250	239,031
Battalion CLO VIII Ltd.
Series 2015-8A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 6.64%, 07/18/30(a)(c)		5,928	5,901,454
Series 2015-8A, Class A2R2, (3-mo. CME Term SOFR + 1.81%), 7.12%, 07/18/30(a)(c)		3,250	3,185,975
Series 2015-8A, Class BR2, (3-mo. CME Term SOFR + 2.26%), 7.57%, 07/18/30(a)(c)		2,901	2,869,754
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3-mo. CME Term SOFR + 1.98%), 7.33%, 04/24/34(a)(c)		1,000	977,200
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.75%, 07/15/34(a)(c)		4,520	4,492,880
Bayview Financial Revolving Asset Trust
Series 2004-B, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.18%, 05/28/39(a)(c)		6,569	5,166,547
Series 2004-B, Class A2, (1-mo. CME Term SOFR + 1.41%), 6.48%, 05/28/39(a)(c)		313	261,570
Series 2005-A, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.43%, 02/28/40(a)(c)		1,347	1,177,691
Series 2005-E, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.43%, 12/28/40(a)(c)		182	183,321
BCMSC Trust
Series 2000-A, Class A2, 7.58%, 06/15/30(c)		1,674	198,520
Series 2000-A, Class A3, 7.83%, 06/15/30(c)		1,554	190,454
Series 2000-A, Class A4, 8.29%, 06/15/30(c)		1,121	145,458
BDS Ltd., Series 2022-FL11, Class ATS, (1-mo. CME Term SOFR + 1.80%), 7.13%, 03/19/39(a)(c)		8,979	8,855,539
Bean Creek CLO Ltd., Series 2015-1A, Class AR, (3-mo. CME Term SOFR + 1.28%), 6.61%, 04/20/31(a)(c)		230	228,610
Bear Stearns Asset-Backed Securities I Trust
Series 2004-HE7, Class M2, (1-mo. CME Term SOFR + 1.84%), 7.16%, 08/25/34(c)		28	27,993
Series 2006-HE1, Class 1M4, (1-mo. CME Term SOFR + 1.13%), 5.06%, 12/25/35(c)		1,689	2,451,376
Series 2006-HE7, Class 1A2, (1-mo. CME Term SOFR + 0.45%), 5.77%, 09/25/36(c)		989	969,213
Series 2007-FS1, Class 1A3, (1-mo. CME Term SOFR + 0.45%), 5.77%, 05/25/35(c)		101	99,502
Series 2007-HE2, Class 1A4, (1-mo. CME Term SOFR + 0.43%), 5.75%, 03/25/37(c)		1,153	991,675
Series 2007-HE2, Class 22A, (1-mo. CME Term SOFR + 0.25%), 5.57%, 03/25/37(c)		420	376,179
Series 2007-HE2, Class 23A, (1-mo. CME Term SOFR + 0.25%), 5.57%, 03/25/37(c)		567	509,644
Series 2007-HE3, Class 1A3, (1-mo. CME Term SOFR + 0.36%), 5.68%, 04/25/37(c)		392	565,843
Series 2007-HE3, Class 1A4, (1-mo. CME Term SOFR + 0.46%), 5.78%, 04/25/37(c)		6,115	6,114,745

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3-mo. CME Term SOFR + 1.71%), 7.02%, 07/15/29(a)(c)	USD	3,570	$3,558,220
Benefit Street Partners CLO III Ltd.
Series 2013-IIIA, Class A1R2, (3-mo. CME Term SOFR + 1.26%), 6.59%, 07/20/29(a)(c)		167	166,303
Series 2013-IIIA, Class A2R2, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/20/29(a)(c)		1,810	1,802,036
Benefit Street Partners CLO Ltd., Series 2021- 23A, Class E, (3-mo. CME Term SOFR + 7.07%), 12.42%, 04/25/34(a)(c)		750	701,218
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3-mo. CME Term SOFR + 1.35%), 6.68%, 04/20/31(a)(c)		4,360	4,353,975
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 6.69%, 01/20/31(a)(c)		2,024	2,021,381
Benefit Street Partners CLO XII Ltd.
Series 2017-12A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.52%, 10/15/30(a)(c)		314	312,846
Series 2017-12A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.57%, 10/15/30(a)(c)		1,545	1,527,621
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.57%, 01/15/33(a)(c)		250	249,100
Benefit Street Partners CLO XX Ltd.
Series 2020-20A, Class AR, (3-mo. CME Term SOFR + 1.43%), 6.74%, 07/15/34(a)(c)		2,000	1,988,380
Series 2020-20A, Class ER, (3-mo. CME Term SOFR + 7.01%), 12.32%, 07/15/34(a)(c)		250	237,979
Benefit Street Partners CLO XXIII Ltd., Series 2021-23A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.69%, 04/25/34(a)(c)		800	791,355
Benefit Street Partners CLO XXIV Ltd., Series 2021-24A, Class D, (3-mo. CME Term SOFR + 3.61%), 8.94%, 10/20/34(a)(c)		500	493,933
BHG Securitization Trust
Series 2021-A, Class B, 2.79%, 11/17/33(a)		1,007	888,276
Series 2021-A, Class C, 3.69%, 11/17/33(a)		100	86,475
Series 2022-A, Class E, 4.30%, 02/20/35(a)		300	209,943
Series 2022-C, Class B, 5.93%, 10/17/35(a)		1,625	1,582,548
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class A1, (3-mo. CME Term SOFR + 1.52%), 6.84%, 10/19/34(a)(c)		680	672,650
Series 2021-2A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/19/34(a)(c)		250	246,250
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.56%), 8.88%, 10/19/34(a)(c)		250	240,642
Birch Grove CLO Ltd.
Series 19A, Class AR, (3-mo. CME Term SOFR + 1.39%), 6.80%, 06/15/31(a)(c)		238	237,591
Series 19A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.42%, 06/15/31(a)(c)		250	244,875
Series 19A, Class CR, (3-mo. CME Term SOFR + 2.46%), 7.87%, 06/15/31(a)(c)		1,250	1,241,081
Series 19A, Class DR, (3-mo. CME Term SOFR + 3.61%), 9.02%, 06/15/31(a)(c)		2,695	2,679,348
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.79%, 10/22/30(a)(c)		5,630	5,608,637
Series 2013-2A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.21%, 10/22/30(a)(c)		500	490,000

Security		Par (000)	Value

Asset-Backed Securities (continued)
BlueMountain CLO Ltd.
Series 2015-3A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.59%, 04/20/31(a)(c)	USD	2,453	$2,448,858
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.33%, 08/15/31(a)(c)		300	295,200
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.07%, 07/15/31(a)(c)		3,970	3,887,027
BlueMountain CLO XXIII Ltd.
Series 2018-23A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/20/31(a)(c)		250	246,375
Series 2018-23A, Class C, (3-mo. CME Term SOFR + 2.41%), 7.74%, 10/20/31(a)(c)		650	640,971
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.36%, 07/25/34(a)(c)		1,080	1,058,724
BlueMountain CLO XXV Ltd., Series 2019-25A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.27%, 07/15/36(a)(c)		250	245,325
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3-mo. CME Term SOFR + 1.52%), 6.83%, 04/15/34(a)(c)		570	567,283
BlueMountain CLO XXXI Ltd., Series 2021-31A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.73%, 04/19/34(a)(c)		1,000	991,007
BlueMountain Euro CLO DAC, Series 2021-2A, Class B1, (3-mo. EURIBOR + 1.75%), 5.41%, 10/15/35(a)(c)	EUR	3,280	3,312,771
BlueMountain Fuji U.S. CLO III Ltd.
Series 2017-3A, Class A2, (3-mo. CME Term SOFR + 1.41%), 6.72%, 01/15/30(a)(c)	USD	750	736,352
Series 2017-3A, Class B, (3-mo. CME Term SOFR + 1.64%), 6.95%, 01/15/30(a)(c)		250	244,730
BPCRE Ltd., Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 2.40%), 7.73%, 01/16/37(a)(c)		4,517	4,480,515
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.49%), 6.82%, 07/20/34(a)(c)		500	495,577
Bristol Park CLO Ltd., Series 2016-1A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.02%, 04/15/29(a)(c)		400	395,240
Burnham Park CLO Ltd., Series 2016-1A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.09%, 10/20/29(a)(c)		250	248,675
Buttermilk Park CLO Ltd.
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.67%, 10/15/31(a)(c)		750	748,433
Series 2018-1A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.67%, 10/15/31(a)(c)		625	596,756
Canyon Capital CLO Ltd., Series 2019-1A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.67%, 04/15/32(a)(c)		2,680	2,647,926
Canyon CLO Ltd.
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.33%), 6.64%, 07/15/31(a)(c)		250	248,890
Series 2020-3A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 01/15/34(a)(c)		1,610	1,578,605
Series 2020-3A, Class E, (3-mo. CME Term SOFR + 7.51%), 12.82%, 01/15/34(a)(c)		250	244,112

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3-mo. CME Term SOFR + 1.29%), 6.66%, 04/30/31(a)(c)	USD	7,610	$7,573,724
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 6.67%, 10/15/30(a)(c)		223	221,990
Series 2013-4A, Class A1RR, (3-mo. CME Term SOFR + 1.26%), 6.57%, 01/15/31(a)(c)		2,032	2,024,673
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.23%), 6.54%, 04/17/31(a)(c)		3,696	3,680,794
Series 2014-3RA, Class A1A, (3-mo. CME Term SOFR + 1.31%), 6.67%, 07/27/31(a)(c)		248	247,103
Series 2016-1A, Class A1R2, (3-mo. CME Term SOFR + 1.40%), 6.73%, 04/20/34(a)(c)		250	248,438
Carlyle U.S. CLO Ltd.
Series 2016-4A, Class A2R, (3-mo. CME Term SOFR + 1.71%), 7.04%, 10/20/27(a)(c)		750	748,346
Series 2017-4A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.75%, 01/15/30(a)(c)		4,351	4,341,658
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.09%, 04/20/31(a)(c)		250	246,550
Series 2018-4A, Class B, (3-mo. CME Term SOFR + 2.33%), 7.66%, 01/20/31(a)(c)		470	465,668
Series 2019-1A, Class A1AR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 04/20/31(a)(c)		1,410	1,405,908
Series 2019-2A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 6.69%, 07/15/32(a)(c)		4,000	3,983,110
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.40%), 6.71%, 04/15/34(a)(c)		250	248,365
Series 2021-6A, Class A1, (3-mo. CME Term SOFR + 1.42%), 6.73%, 07/15/34(a)(c)		3,590	3,561,280
Carrington Mortgage Loan Trust
Series 2006-NC1, Class M2, (1-mo. CME Term SOFR + 0.74%), 6.06%, 01/25/36(c)		610	475,232
Series 2006-NC4, Class A3, (1-mo. CME Term SOFR + 0.27%), 5.59%, 10/25/36(c)		324	309,621
CarVal CLO II Ltd., Series 2019-1A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.59%, 04/20/32(a)(c)		700	687,837
CarVal CLO III Ltd., Series 2019-2A, Class E, (3-mo. CME Term SOFR + 6.70%), 12.03%, 07/20/32(a)(c)		250	235,014
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.82%, 10/15/34(a)(c)		250	243,782
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 12.32%, 10/15/34(a)(c)		250	237,559
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)		7,805	7,393,494
CBAM Ltd.
Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.51%), 6.84%, 07/20/30(a)(c)		5,692	5,685,643
Series 2017-1A, Class C, (3-mo. CME Term SOFR + 2.66%), 7.99%, 07/20/30(a)(c)		750	723,385
Series 2018-6A, Class B1R, (3-mo. CME Term SOFR + 2.36%), 7.67%, 01/15/31(a)(c)		250	247,297
Series 2018-7A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.69%, 07/20/31(a)(c)		250	248,171
Series 2018-7A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.19%, 07/20/31(a)(c)		250	245,025
Series 2019-9A, Class B2, (3-mo. CME Term SOFR + 2.16%), 7.47%, 02/12/30(a)(c)		500	495,250

Security		Par (000)	Value

Asset-Backed Securities (continued)
C-BASS Trust, Series 2006-CB7, Class A4, (1- mo. CME Term SOFR + 0.43%), 5.75%, 10/25/36(c)	USD	388	$243,511
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 04/20/34(a)(c)		3,255	3,215,407
Series 2013-1A, Class BRR, (3-mo. CME Term SOFR + 1.61%), 6.94%, 04/20/34(a)(c)		3,110	3,020,369
Cedar Funding IX CLO Ltd.
Series 2018-9A, Class A1, (3-mo. CME Term SOFR + 1.24%), 6.57%, 04/20/31(a)(c)		1,315	1,311,713
Series 2018-9A, Class D, (3-mo. CME Term SOFR + 2.86%), 8.19%, 04/20/31(a)(c)		250	237,635
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/17/31(a)(c)		2,130	2,125,740
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3-mo. CME Term SOFR + 1.31%), 6.64%, 04/20/34(a)(c)		18,290	18,093,456
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A2, (3-mo. CME Term SOFR + 1.39%), 6.72%, 01/20/31(a)(c)		250	242,980
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 7.02%, 05/29/32(a)(c)		1,220	1,202,044
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.82%, 07/15/33(a)(c)		250	237,870
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3-mo. EURIBOR + 1.60%), 5.26%, 04/15/33(c)(e)	EUR	900	919,545
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 7.32%, 07/16/30(a)(c)	USD	750	745,050
Series 2013-1A, Class CR, (3-mo. CME Term SOFR + 3.81%), 9.12%, 07/16/30(a)(c)		250	247,179
Series 2013-4A, Class BRR, (3-mo. CME Term SOFR + 1.86%), 7.22%, 04/27/31(a)(c)		500	495,850
Series 2013-4A, Class DRR, (3-mo. CME Term SOFR + 3.06%), 8.42%, 04/27/31(a)(c)		250	245,359
Series 2014-2RA, Class A1, (3-mo. CME Term SOFR + 1.31%), 6.66%, 04/24/30(a)(c)		226	226,050
Series 2014-2RA, Class B1, (3-mo. CME Term SOFR + 3.06%), 8.41%, 04/24/30(a)(c)		650	636,857
Series 2014-3A, Class BR2, (3-mo. CME Term SOFR + 2.06%), 7.41%, 10/22/31(a)(c)		700	695,170
Series 2015-1A, Class ARR, (3-mo. CME Term SOFR + 1.37%), 6.72%, 01/22/31(a)(c)		247	246,304
Series 2015-1A, Class BRR, (3-mo. CME Term SOFR + 1.71%), 7.06%, 01/22/31(a)(c)		250	246,275
Series 2015-3A, Class BR, (3-mo. CME Term SOFR + 1.41%), 6.73%, 04/19/29(a)(c)		1,420	1,398,416
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.27%), 6.61%, 04/23/29(a)(c)		4,617	4,607,770
Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.30%, 04/23/29(a)(c)		2,910	2,903,307
Series 2017-1A, Class C, (3-mo. CME Term SOFR + 2.71%), 8.05%, 04/23/29(a)(c)		250	251,013
Series 2017-5A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.75%, 11/16/30(a)(c)		326	325,405
Series 2017-5A, Class C, (3-mo. CME Term SOFR + 3.11%), 8.42%, 11/16/30(a)(c)		300	292,943

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.26%), 6.57%, 04/18/31(a)(c)	USD	6,964	$6,943,673
Series 2019-5A, Class A1R1, (3-mo. CME Term SOFR + 1.40%), 6.71%, 01/15/35(a)(c)		400	396,901
Series 2020-1A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 6.72%, 07/15/36(a)(c)		1,200	1,192,813
Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.22%, 07/15/36(a)(c)		3,260	3,232,616
Series 2020-3A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 6.72%, 10/20/34(a)(c)		7,210	7,165,232
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.37%), 6.72%, 04/25/33(a)(c)		500	498,538
Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.31%), 6.62%, 07/15/33(a)(c)		6,450	6,433,623
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.15%, 07/15/33(a)(c)		500	496,400
Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.11%), 7.42%, 07/15/33(a)(c)		250	245,481
Series 2021-5A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.71%, 07/15/34(a)(c)		2,030	2,015,558
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1-mo. CME Term SOFR + 0.31%), 5.63%, 05/25/37(c)		4,651	2,984,666
Series 2007-AHL2, Class A3C, (1-mo. CME Term SOFR + 0.38%), 5.70%, 05/25/37(c)		2,113	1,355,818
Series 2007-AHL3, Class A3B, (1-mo. CME Term SOFR + 0.28%), 5.32%, 07/25/45(c)		3,403	2,311,670
Clear Creek CLO
Series 2015-1A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.79%, 10/20/30(a)(c)		892	888,773
Series 2015-1A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.54%, 10/20/30(a)(c)		620	611,455
Clontarf Park CLO DAC, Series 1X, Class CE, (3-mo. EURIBOR + 3.05%), 6.77%, 08/05/30(c)(e)	EUR	1,750	1,845,978
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)	USD	892	765,618
Series 2021-B, Class C, 2.72%, 06/25/52(a)		480	421,904
Series 2021-B, Class D, 3.78%, 06/25/52(a)		120	105,332
Series 2021-C, Class D, 4.11%, 07/26/55(a)		270	231,061
Conseco Finance Corp.
Series 1997-3, Class M1, 7.53%, 03/15/28(c)		634	617,766
Series 1997-6, Class M1, 7.21%, 01/15/29(c)		114	109,270
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		221	202,819
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		2,002	1,860,497
Series 1999-5, Class A5, 7.86%, 03/01/30(c)		803	307,453
Series 1999-5, Class A6, 7.50%, 03/01/30(c)		861	316,382
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		1,445	277,019
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		1,224	227,944
Series 2000-5, Class A6, 7.96%, 05/01/31		2,105	587,284
Series 2000-5, Class A7, 8.20%, 05/01/31		3,840	1,103,660
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. CME Term SOFR + 1.66%), 6.97%, 04/17/30(a)(c)		250	246,575
Countrywide Asset-Backed Certificates
Series 2004-5, Class A, (1-mo. CME Term SOFR + 1.01%), 6.33%, 10/25/34(c)		348	335,432
Series 2005-16, Class 1AF, 4.52%, 04/25/36(c)		2,200	1,839,086
Series 2006-11, Class 3AV2, (1-mo. CME Term SOFR + 0.43%), 5.75%, 09/25/46(c)		9	8,984

Security		Par (000)	Value

Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates
Series 2006-12, Class 1A, (1-mo. CME Term SOFR + 0.37%), 5.69%, 12/25/36(c)	USD	1,590	$1,415,840
Series 2006-17, Class 2A2, (1-mo. CME Term SOFR + 0.41%), 5.73%, 03/25/47(c)		93	90,579
Series 2006-18, Class M1, (1-mo. CME Term SOFR + 0.56%), 5.88%, 03/25/37(c)		6,550	5,079,986
Series 2006-22, Class M1, (1-mo. CME Term SOFR + 0.34%), 5.66%, 05/25/47(c)		799	615,030
Series 2006-SPS1, Class A, (1-mo. CME Term SOFR + 0.33%), 5.65%, 12/25/25(c)		4	37,322
Series 2007-12, Class 1A2, (1-mo. CME Term SOFR + 0.95%), 6.27%, 08/25/47(c)		3,190	2,976,771
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1-mo. CME Term SOFR + 0.38%), 5.72%, 03/15/34(c)		208	201,018
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(c)		659	651,289
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(c)		20,041	19,388,929
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.05%, 12/25/36(b)		338	269,206
Series 2006-MH1, Class B1, 6.75%, 10/25/36(a)(b)		506	483,469
Series 2006-SL1, Class A2, 6.06%, 09/25/36(a)(b)		2,778	150,938
Series 2007-CB6, Class A4, (1-mo. CME Term SOFR + 0.45%), 5.77%, 07/25/37(a)(c)		436	274,520
Crown City CLO III, Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.43%), 6.76%, 07/20/34(a)(c)		250	247,255
CVC Cordatus Loan Fund IV DAC, Series 4X, Class BR1, (3-mo. EURIBOR + 1.30%), 5.12%, 02/22/34(c)(e)	EUR	990	1,000,757
CVC Cordatus Loan Fund V DAC, Series 5X, Class B1R, (3-mo. EURIBOR + 1.50%), 5.15%, 07/21/30(c)(e)		250	258,310
CWHEQ Home Equity Loan Trust
Series 2006-S3, Class A4, 5.56%, 01/25/29(b)	USD	42	60,082
Series 2006-S5, Class A5, 6.16%, 06/25/35		56	66,125
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1-mo. CME Term SOFR + 0.41%), 5.75%, 12/15/33(a)(c)		65	64,777
Series 2006-RES, Class 5B1A, (1-mo. CME Term SOFR + 0.30%), 5.64%, 05/15/35(a)(c)		6	6,129
Series 2006-RES, Class 5B1B, (1-mo. CME Term SOFR + 0.30%), 5.64%, 05/15/35(a)(c)		38	37,370
CWHEQ Revolving Home Equity Loan Trust
Series 2005-B, Class 2A, (1-mo. CME Term SOFR + 0.29%), 5.63%, 05/15/35(c)		97	95,549
Series 2006-C, Class 2A, (1-mo. CME Term SOFR + 0.29%), 5.63%, 05/15/36(c)		672	646,810
Series 2006-H, Class 1A, (1-mo. CME Term SOFR + 0.26%), 5.60%, 11/15/36(c)		382	373,780
Series 2006-I, Class 1A, (1-mo. CME Term SOFR + 0.25%), 5.59%, 01/15/37(c)		274	245,679

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.77%, 10/20/30(a)(c)	USD	4,039	$4,031,004
Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 10/20/30(a)(c)		500	491,150
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.50%), 6.81%, 07/15/36(a)(c)		1,180	1,172,303
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A1, (3-mo. CME Term SOFR + 1.48%), 6.79%, 10/15/36(a)(c)		250	246,691
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1A, (3-mo. CME Term SOFR + 1.39%), 6.70%, 04/15/37(a)(c)		510	503,187
Dryden 40 Senior Loan Fund, Series 2015-40A, Class CR, (3-mo. CME Term SOFR + 2.36%), 7.73%, 08/15/31(a)(c)		300	296,884
Dryden 42 Senior Loan Fund, Series 2016-42A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.62%, 07/15/30(a)(c)		250	244,702
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/20/34(a)(c)		5,540	5,496,625
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/15/30(a)(c)		3,440	3,393,904
Dryden 49 Senior Loan Fund
Series 2017-49A, Class AR, (3-mo. CME Term SOFR + 1.21%), 6.52%, 07/18/30(a)(c)		931	927,888
Series 2017-49A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.17%, 07/18/30(a)(c)		500	494,750
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.22%, 07/15/30(a)(c)		450	445,455
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.69%, 01/15/31(a)(c)		18,031	18,002,382
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.17%, 07/18/30(a)(c)		300	296,640
Dryden 76 CLO Ltd., Series 2019-76A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 6.74%, 10/20/34(a)(c)		750	744,712
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.76%, 05/20/34(a)(c)		3,580	3,551,360
Series 2020-77A, Class XR, (3-mo. CME Term SOFR + 1.26%), 6.64%, 05/20/34(a)(c)		344	343,367
Dryden 78 CLO Ltd.
Series 2020-78A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.07%, 04/17/33(a)(c)		500	493,900
Series 2020-78A, Class D, (3-mo. CME Term SOFR + 3.26%), 8.57%, 04/17/33(a)(c)		250	235,625
Dryden 83 CLO Ltd.
Series 2020-83A, Class A, (3-mo. CME Term SOFR + 1.48%), 6.79%, 01/18/32(a)(c)		250	249,234
Series 2020-83A, Class E, (3-mo. CME Term SOFR + 5.81%), 11.12%, 01/18/32(a)(c)		350	319,694
Dryden Senior Loan Fund, Series 2021-87A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.74%, 05/20/34(a)(c)		2,330	2,311,371

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dryden XXVI Senior Loan Fund, Series 2013- 26A, Class AR, (3-mo. CME Term SOFR + 1.16%), 6.47%, 04/15/29(a)(c)	USD	912	$908,611
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (3-mo. CME Term SOFR + 1.46%), 6.83%, 08/15/30(a)(c)		8,453	8,438,941
Eaton Vance CLO Ltd.
Series 2014-1RA, Class A2, (3-mo. CME Term SOFR + 1.75%), 7.06%, 07/15/30(a)(c)		250	247,282
Series 2018-1A, Class C, (3-mo. CME Term SOFR + 2.46%), 7.77%, 10/15/30(a)(c)		3,550	3,504,011
EDvestinU Private Education Loan Issue No. 4 LLC, Series 2022-A, Class A, 5.25%, 11/25/40(a)		3,013	2,929,059
Elmwood CLO 23 Ltd., Series 2023-2A, Class A, (3-mo. CME Term SOFR + 1.80%), 6.86%, 04/16/36(a)(c)		1,000	999,919
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.71%), 7.04%, 10/20/33(a)(c)		250	249,922
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.74%, 04/20/34(a)(c)		3,750	3,735,255
Series 2019-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 04/20/34(a)(c)		500	496,250
Series 2019-2A, Class ER, (3-mo. CME Term SOFR + 7.06%), 12.39%, 04/20/34(a)(c)		1,500	1,480,390
Elmwood CLO IV Ltd., Series 2020-1A, Class D, (3-mo. CME Term SOFR + 3.41%), 8.72%, 04/15/33(a)(c)		1,000	984,001
Elmwood CLO V Ltd.
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 10/20/34(a)(c)		2,880	2,856,672
Series 2020-2A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.59%, 10/20/34(a)(c)		2,514	2,478,215
Elmwood CLO X Ltd.
Series 2021-3A, Class A, (3-mo. CME Term SOFR + 1.30%), 6.63%, 10/20/34(a)(c)		7,250	7,222,131
Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.21%), 7.54%, 10/20/34(a)(c)		1,200	1,182,890
Elmwood CLO XII Ltd., Series 2021-5A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.74%, 01/20/35(a)(c)		790	785,513
Euro-Galaxy III CLO BV
Series 2013-3A, Class CRRR, (3-mo. EURIBOR + 2.35%), 6.05%, 04/24/34(a)(c)	EUR	700	716,747
Series 2013-3A, Class DRRR, (3-mo. EURIBOR + 3.25%), 6.95%, 04/24/34(a)(c)		1,585	1,613,176
Fairstone Financial Issuance Trust I, Series 2020- 1A, Class B, 3.74%, 10/20/39(a)	CAD	2,743	1,905,669
FBR Securitization Trust, Series 2005-5, Class M2, (1-mo. CME Term SOFR + 0.82%), 6.14%, 11/25/35(c)	USD	4,717	4,562,525
Fidelity Grand Harbour CLO DAC, Series 2021- 1A, Class D, (3-mo. EURIBOR + 3.60%), 7.26%, 10/15/34(a)(c)	EUR	500	492,609
First Franklin Mortgage Loan Trust
Series 2004-FFH3, Class M3, (1-mo. CME Term SOFR + 1.16%), 6.48%, 10/25/34(c)	USD	1,000	890,481
Series 2006-FF13, Class A1, (1-mo. CME Term SOFR + 0.35%), 5.67%, 10/25/36(c)		1,981	1,301,379

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
First Franklin Mortgage Loan Trust
Series 2006-FF13, Class A2C, (1-mo. CME Term SOFR + 0.43%), 5.75%, 10/25/36(c)	USD	1,161	$741,974
Series 2006-FF16, Class 2A3, (1-mo. CME Term SOFR + 0.39%), 5.71%, 12/25/36(c)		9,771	4,008,418
Series 2006-FF17, Class A5, (1-mo. CME Term SOFR + 0.26%), 5.58%, 12/25/36(c)		9,712	8,381,022
Series 2006-FFH1, Class M2, (1-mo. CME Term SOFR + 0.71%), 6.03%, 01/25/36(c)		2,812	2,395,999
FirstKey Homes Trust, Series 2020-SFR1, Class F1, 3.64%, 08/17/37(a)		2,690	2,494,657
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.21%), 6.52%, 04/17/31(a)(c)		1,145	1,144,421
Flatiron CLO 19 Ltd., Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.63%, 11/16/34(a)(c)		250	245,782
Flatiron CLO 21 Ltd., Series 2021-1A, Class A1, (3-mo. LIBOR US + 1.11%), 6.69%, 07/19/34(a)(c)		13,960	13,821,221
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(a)		3,804	3,388,040
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1-mo. CME Term SOFR + 0.39%), 5.71%, 02/25/37(c)		1,961	1,486,377
FS Rialto Issuer Ltd.
Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.36%), 6.70%, 11/16/36(a)(c)		4,032	3,948,739
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 7.21%, 01/19/39(a)(c)		15,719	15,548,356
Series 2022-FL5, Class A, (1-mo. CME Term SOFR + 2.30%), 7.63%, 06/19/37(a)(c)		4,435	4,392,218
Series 2022-FL6, Class A, (1-mo. CME Term SOFR + 2.58%), 7.91%, 08/17/37(a)(c)		10,459	10,432,852
Galaxy XIX CLO Ltd., Series 2015-19A, Class A2RR, (3-mo. CME Term SOFR + 1.66%), 7.01%, 07/24/30(a)(c)		250	244,827
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3-mo. CME Term SOFR + 1.23%), 6.54%, 10/15/30(a)(c)		1,275	1,271,729
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/15/31(a)(c)		1,220	1,216,449
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, (3-mo. CME Term SOFR + 1.26%), 6.59%, 04/20/31(a)(c)		246	245,770
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3-mo. CME Term SOFR + 1.46%), 6.77%, 04/16/34(a)(c)		4,180	4,138,321
Galaxy XXV CLO Ltd., Series 2018-25A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.76%, 10/25/31(a)(c)		750	745,633
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class A2, (3-mo. CME Term SOFR + 1.56%), 6.87%, 07/15/31(a)(c)		1,000	997,970
Generate CLO 2 Ltd., Series 2A, Class AR, (3- mo. CME Term SOFR + 1.41%), 6.76%, 01/22/31(a)(c)		246	245,016
Generate CLO 3 Ltd., Series 3A, Class BR, (3- mo. CME Term SOFR + 2.01%), 7.34%, 10/20/29(a)(c)		3,380	3,357,016

Security		Par (000)	Value

Asset-Backed Securities (continued)
Generate CLO 4 Ltd.
Series 4A, Class A1R, (3-mo. CME Term SOFR + 1.35%), 6.68%, 04/20/32(a)(c)	USD	8,039	$8,007,402
Series 4A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.14%, 04/20/32(a)(c)		3,000	2,931,300
Generate CLO 7 Ltd.
Series 7A, Class A1, (3-mo. CME Term SOFR + 1.63%), 6.98%, 01/22/33(a)(c)		250	249,467
Series 7A, Class C, (3-mo. CME Term SOFR + 3.01%), 8.36%, 01/22/33(a)(c)		500	497,503
Gilbert Park CLO Ltd.
Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.76%, 10/15/30(a)(c)		480	478,886
Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.17%, 10/15/30(a)(c)		250	248,150
Series 2017-1A, Class C, (3-mo. CME Term SOFR + 2.21%), 7.52%, 10/15/30(a)(c)		3,360	3,321,891
Series 2017-1A, Class D, (3-mo. CME Term SOFR + 3.21%), 8.52%, 10/15/30(a)(c)		2,652	2,609,853
GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.35%, 05/25/53(a)(b)		6,773	6,788,724
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2017-1A, Class A1R2, (3-mo. CME Term SOFR + 1.28%), 6.61%, 04/20/34(a)(c)		450	446,499
Series 2021-11A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.72%, 10/20/34(a)(c)		5,520	5,504,878
Series 2021-11A, Class E, (3-mo. CME Term SOFR + 5.61%), 10.94%, 10/20/34(a)(c)		250	232,130
Series 2021-9A, Class E, (3-mo. CME Term SOFR + 5.01%), 10.34%, 01/20/33(a)(c)		250	228,022
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class B1, (3-mo. CME Term SOFR + 1.81%), 7.14%, 04/20/30(a)(c)		500	497,250
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3-mo. CME Term SOFR + 1.37%), 6.74%, 10/29/29(a)(c)		891	889,819
Series 2014-9A, Class BR2, (3-mo. CME Term SOFR + 1.86%), 7.23%, 10/29/29(a)(c)		1,000	996,031
GoldenTree Loan Opportunities X Ltd.
Series 2015-10A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.71%, 07/20/31(a)(c)		4,688	4,676,789
Series 2015-10A, Class DR, (3-mo. CME Term SOFR + 3.31%), 8.64%, 07/20/31(a)(c)		500	493,070
GoldenTree Loan Opportunities XI Ltd.,
Series 2015-11A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 6.64%, 01/18/31(a)(c)		3,483	3,479,791
Goldman Home Improvement Trust, Series 2022- GRN2, Class A, 6.80%, 10/25/52(a)		2,846	2,819,810
Golub Capital Partners CLO Ltd., Series 2021- 55A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.79%, 07/20/34(a)(c)		430	425,830
GoodLeap Sustainable Home Solutions Trust
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		4,979	4,441,579
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)		4,571	4,234,075
Gracie Point International Funding
Series 2022-2A, Class A, (SOFR (30-day) + 2.75%), 8.07%, 07/01/24(a)(c)		7,062	7,095,125
Series 2022-2A, Class B, (SOFR (30-day) + 3.35%), 8.67%, 07/01/24(a)(c)		3,708	3,735,125
Series 2022-3A, Class A, (SOFR (30-day) + 3.25%), 8.56%, 11/01/24(a)(c)		4,288	4,295,631

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
GreenPoint Manufactured Housing
Series 1999-5, Class M1B, 8.29%, 12/15/29(c)	USD	190	$189,139
Series 1999-5, Class M2, 9.23%, 12/15/29(c)		801	700,436
Greenwood Park CLO Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.60%, 04/15/31(a)(c)		1,000	996,460
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.13%), 6.47%, 07/15/39(a)(c)		1,368	1,344,165
Grippen Park CLO Ltd.
Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.52%), 6.85%, 01/20/30(a)(c)		682	680,931
Series 2017-1A, Class D, (3-mo. CME Term SOFR + 3.56%), 8.89%, 01/20/30(a)(c)		250	247,137
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1-mo. CME Term SOFR + 0.81%), 6.13%, 12/25/35(c)		836	358,163
Series 2006-4, Class 1A1, 3.66%, 03/25/36(c)		1,614	1,099,856
Series 2006-5, Class 2A1, (1-mo. CME Term SOFR + 0.25%), 5.57%, 03/25/36(c)		11	3,765
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		451	86,093
GSAMP Trust
Series 2007-H1, Class A1B, (1-mo. CME Term SOFR + 0.51%), 5.83%, 01/25/47(c)		735	372,482
Series 2007-HS1, Class M6, (1-mo. CME Term SOFR + 3.49%), 8.81%, 02/25/47(c)		1,300	1,208,319
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (3-mo. CME Term SOFR + 2.36%), 7.73%, 07/28/31(a)(c)		250	249,125
Gulf Stream Meridian 1 Ltd.
Series 2020-IA, Class A1, (3-mo. CME Term SOFR + 1.63%), 6.94%, 04/15/33(a)(c)		6,320	6,368,809
Series 2020-IA, Class B, (3-mo. CME Term SOFR + 2.26%), 7.57%, 04/15/33(a)(c)		250	248,475
Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, (3-mo. CME Term SOFR + 1.58%), 6.89%, 04/15/34(a)(c)		300	297,000
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3-mo. CME Term SOFR + 1.46%), 6.77%, 07/15/34(a)(c)		12,060	11,981,749
Series 2021-4A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.42%, 07/15/34(a)(c)		1,750	1,747,375
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.37%, 07/15/34(a)(c)		470	468,872
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/15/35(a)(c)		1,950	1,927,692
Harriman Park CLO Ltd., Series 2020-1A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 6.71%, 04/20/34(a)(c)		500	496,357
Henley CLO IV DAC
Series 4A, Class D, (3-mo. EURIBOR + 3.00%), 6.72%, 04/25/34(a)(c)	EUR	750	744,189
Series 4X, Class B1, (3-mo. EURIBOR + 1.35%), 5.07%, 04/25/34(c)(e)		540	547,337
Highbridge Loan Management Ltd.
Series 12A-18, Class A1B, (3-mo. CME Term SOFR + 1.51%), 6.82%, 07/18/31(a)(c)	USD	750	736,162
Series 3A-2014, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.75%, 07/18/29(a)(c)		2,156	2,154,315

Security		Par (000)	Value

Asset-Backed Securities (continued)
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(a)	USD	7,212	$6,767,817
Home Equity Asset Trust
Series 2006-3, Class M2, (1-mo. CME Term SOFR + 0.71%), 6.03%, 07/25/36(c)		2,440	2,154,884
Series 2007-1, Class 2A3, (1-mo. CME Term SOFR + 0.41%), 5.73%, 05/25/37(c)		1,812	1,365,725
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1-mo. CME Term SOFR + 2.14%), 3.73%, 07/25/34(c)		288	275,942
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(b)		1,701	191,518
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		8,745	7,451,862
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3-mo. CME Term SOFR + 1.40%), 6.73%, 04/20/34(a)(c)		5,620	5,582,481
Series 6A-2015, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.63%, 02/05/31(a)(c)		10,275	10,205,070
Series 9A-2016, Class A1BR, (3-mo. CME Term SOFR + 1.66%), 6.98%, 07/19/30(a)(c)		300	293,004
Invesco Euro CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 3.80%), 7.46%, 01/15/34(c)(e)	EUR	350	344,954
Jamestown CLO XVI Ltd., Series 2021-16A, Class B, (3-mo. CME Term SOFR + 2.06%), 7.41%, 07/25/34(a)(c)	USD	250	248,800
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (1-mo. CME Term SOFR + 0.52%), 5.84%, 05/25/36(c)		745	714,832
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(a)		7,928	7,470,928
KKR CLO 10 Ltd., Series 10, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.37%, 09/15/29(a)(c)		360	359,100
LCM 26 Ltd., Series 26A, Class A1, (3-mo. CME Term SOFR + 1.33%), 6.66%, 01/20/31(a)(c)		6,983	6,953,029
LCM 29 Ltd., Series 29A, Class AR, (3-mo. CME Term SOFR + 1.33%), 6.64%, 04/15/31(a)(c)		850	837,310
LCM XIV LP, Series 14A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.63%, 07/20/31(a)(c)		500	495,732
LCM XVII LP, Series 17A, Class A1AR, (3-mo. CME Term SOFR + 1.39%), 6.70%, 10/15/31(a)(c)		350	348,042
LCM XX LP
Series 20A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.63%, 10/20/27(a)(c)		25	25,173
Series 20A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.14%, 10/20/27(a)(c)		610	609,817
LCM XXI LP, Series 21A, Class BR, (3-mo. CME Term SOFR + 1.66%), 6.99%, 04/20/28(a)(c)		161	160,572
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c)		3,583	3,351,450
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d)		1,966	321,279
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c)		2,196	1,744,892
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40(c)		1,737	1,732,848
Series 2002-A, Class C, 0.00%, 06/15/33(d)		201	184,510

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1-mo. CME Term SOFR + 0.20%), 5.52%, 06/25/37(a)(c)	USD	307	$192,339
Lendmark Funding Trust
Series 2021-2A, Class D, 4.46%, 04/20/32(a)		730	558,881
Series 2022-1A, Class A, 5.12%, 07/20/32(a)		8,420	8,205,670
LoanCore Issuer Ltd., Series 2022-CRE7, Class A, (SOFR (30-day) + 1.55%), 6.86%, 01/17/37(a)(c)		2,712	2,658,191
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)		5,003	3,792,533
Series 2021-1GS, Class A, 2.29%, 01/20/48(a)		4,887	3,669,472
Logan CLO I Ltd., Series 2021-1A, Class A, (3- mo. CME Term SOFR + 1.42%), 6.75%, 07/20/34(a)(c)		4,510	4,490,119
Long Beach Mortgage Loan Trust
Series 2006-5, Class 2A3, (1-mo. CME Term SOFR + 0.41%), 5.73%, 06/25/36(c)		3,019	1,401,050
Series 2006-7, Class 2A3, (1-mo. CME Term SOFR + 0.43%), 5.75%, 08/25/36(c)		8,137	3,091,936
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3-mo. CME Term SOFR + 1.64%), 6.95%, 01/17/30(a)(c)		430	424,625
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3-mo. CME Term SOFR + 2.01%), 7.32%, 04/15/29(a)(c)		298	297,939
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2022-ELL, Class A2, 4.15%, 02/01/33		2,630	2,467,021
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1-mo. CME Term SOFR + 3.36%), 8.68%, 03/25/32(c)		150	149,893
Madison Park Euro Funding XVI DAC, Series 16A, Class D, (3-mo. EURIBOR + 3.20%), 6.86%, 05/25/34(a)(c)	EUR	1,000	990,254
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3-mo. CME Term SOFR + 1.16%), 6.51%, 07/23/29(a)(c)	USD	4,976	4,951,223
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3-mo. CME Term SOFR + 1.21%), 6.53%, 04/19/30(a)(c)		6,173	6,154,595
Series 2014-13A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.08%, 04/19/30(a)(c)		5,140	5,113,272
Madison Park Funding XIX Ltd.
Series 2015-19A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.53%, 01/22/28(a)(c)		6,053	6,027,205
Series 2015-19A, Class A2R2, (3-mo. CME Term SOFR + 1.76%), 7.11%, 01/22/28(a)(c)		1,000	995,400
Madison Park Funding XLI Ltd.
Series 12A, Class AR, (3-mo. CME Term SOFR + 1.09%), 6.44%, 04/22/27(a)(c)		876	874,292
Series 12A, Class CR, (3-mo. CME Term SOFR + 1.91%), 7.26%, 04/22/27(a)(c)		2,381	2,356,876
Madison Park Funding XLIX Ltd., Series 2021- 49A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.83%, 10/19/34(a)(c)		250	245,033
Madison Park Funding XLV Ltd., Series 2020- 45A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.69%, 07/15/34(a)(c)		4,660	4,623,667
Madison Park Funding XVIII Ltd., Series 2015- 18A, Class ARR, (3-mo. CME Term SOFR + 1.20%), 6.54%, 10/21/30(a)(c)		14,741	14,670,360

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXII Ltd., Series 2016- 22A, Class A1R, (3-mo. CME Term SOFR + 1.52%), 6.83%, 01/15/33(a)(c)	USD	3,000	$2,993,478
Madison Park Funding XXIII Ltd.
Series 2017-23A, Class AR, (3-mo. CME Term SOFR + 1.23%), 6.59%, 07/27/31(a)(c)		1,466	1,460,736
Series 2017-23A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.17%, 07/27/31(a)(c)		500	496,300
Series 2017-23A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.62%, 07/27/31(a)(c)		900	889,070
Madison Park Funding XXIV Ltd., Series 2016- 24A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.34%, 10/20/29(a)(c)		510	507,297
Madison Park Funding XXV Ltd., Series 2017- 25A, Class A2R, (3-mo. CME Term SOFR + 1.91%), 7.26%, 04/25/29(a)(c)		1,430	1,418,989
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.83%, 07/29/30(a)(c)		11,160	11,148,569
Madison Park Funding XXVII Ltd., Series 2018- 27A, Class A1A, (3-mo. CME Term SOFR + 1.29%), 6.62%, 04/20/30(a)(c)		497	494,718
Madison Park Funding XXXI Ltd.
Series 2018-31A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.31%, 01/23/31(a)(c)		500	497,000
Series 2018-31A, Class C, (3-mo. CME Term SOFR + 2.41%), 7.76%, 01/23/31(a)(c)		1,250	1,234,052
Madison Park Funding XXXIII Ltd., Series 2019- 33A, Class AR, (3-mo. CME Term SOFR + 1.29%), 6.60%, 10/15/32(a)(c)		1,560	1,546,781
Madison Park Funding XXXIV Ltd.
Series 2019-34A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.73%, 04/25/32(a)(c)		250	249,284
Series 2019-34A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.96%, 04/25/32(a)(c)		250	243,728
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class AR, (3-mo. CME Term SOFR + 1.33%), 6.64%, 07/15/33(a)(c)		2,110	2,101,560
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.69%, 07/17/34(a)(c)		5,010	4,978,938
Man GLG Euro CLO, Series 6A, Class DR, (3-mo. EURIBOR + 3.50%), 7.16%, 10/15/32(a)(c)	EUR	1,680	1,673,639
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.75%, 12/18/30(a)(c)	USD	1,803	1,795,106
Marble Point CLO XXII Ltd., Series 2021-2A, Class B, (3-mo. CME Term SOFR + 2.11%), 7.46%, 07/25/34(a)(c)		250	243,875
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. LIBOR US + 3.65%), 9.26%, 01/22/35(a)(c)		250	240,241
Mariner CLO LLC
Series 2016-3A, Class AR2, (3-mo. CME Term SOFR + 1.25%), 6.60%, 07/23/29(a)(c)		901	896,996
Series 2016-3A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.11%, 07/23/29(a)(c)		1,978	1,965,341
Series 2016-3A, Class CR2, (3-mo. CME Term SOFR + 2.31%), 7.66%, 07/23/29(a)(c)		5,162	5,121,524
Series 2016-3A, Class DR2, (3-mo. CME Term SOFR + 3.16%), 8.51%, 07/23/29(a)(c)		500	498,664

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Mariner Finance Issuance Trust
Series 2019-AA, Class B, 3.51%, 07/20/32(a)	USD	2,420	$2,396,348
Series 2019-AA, Class C, 4.01%, 07/20/32(a)		2,150	2,106,717
Series 2020-AA, Class C, 4.10%, 08/21/34(a)		1,536	1,413,562
Series 2021-BA, Class E, 4.68%, 11/20/36(a)		1,265	980,370
MASTR Asset-Backed Securities Trust
Series 2006-AM2, Class A4, (1-mo. CME Term SOFR + 0.63%), 5.95%, 06/25/36(a)(c)		1,020	875,279
Series 2007-HE1, Class A4, (1-mo. CME Term SOFR + 0.39%), 5.71%, 05/25/37(c)		1,318	1,001,511
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1-mo. CME Term SOFR + 0.63%), 5.95%, 06/25/46(a)(c)		240	226,616
Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.50%, 09/21/26(a)		6,046	5,787,510
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1-mo. CME Term SOFR + 0.59%), 5.91%, 05/25/37(c)		1,473	1,052,494
Merrill Lynch Mortgage Investors Trust
Series 2006-OPT1, Class M1, (1-mo. CME Term SOFR + 0.50%), 5.82%, 08/25/37(c)		392	303,505
Series 2006-RM3, Class A2B, (1-mo. CME Term SOFR + 0.29%), 5.61%, 06/25/37(c)		850	187,970
MF1 LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.64%), 7.96%, 09/17/37(a)(c)		2,265	2,268,533
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.15%), 7.48%, 06/19/37(a)(c)		4,653	4,638,459
Series 2023-FL12, Class A, (1-mo. CME Term SOFR + 2.07%), 7.37%, 10/19/38(a)(c)		2,218	2,206,910
MF1 Ltd., Series 2021-FL7, Class A, (1-mo. CME Term SOFR + 1.19%), 6.53%, 10/16/36(a)(c)		850	835,125
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3-mo. CME Term SOFR + 1.23%), 6.57%, 04/21/31(a)(c)		1,782	1,773,439
Mill City Solar Loan Ltd., Series 2019-2GS, Class A, 3.69%, 07/20/43(a)		4,368	3,642,848
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-HE1, Class A2MZ, (1-mo. CME Term SOFR + 0.71%), 6.03%, 12/25/34(c)		820	720,873
Series 2005-HE5, Class M4, (1-mo. CME Term SOFR + 0.98%), 6.30%, 09/25/35(c)		2,781	2,175,675
Series 2007-SEA1, Class 2A1, (1-mo. CME Term SOFR + 3.91%), 9.23%, 02/25/47(a)(c)		544	492,967
Morgan Stanley Home Equity Loan Trust, Series 2006-3, Class A3, (1-mo. CME Term SOFR + 0.43%), 5.75%, 04/25/36(c)		1,435	1,018,736
Morgan Stanley Mortgage Loan Trust
Series 2006-16AX, Class 1A, (1-mo. CME Term SOFR + 0.45%), 5.77%, 11/25/36(c)		3,661	656,430
Series 2007-3XS, Class 2A3S, 6.36%, 01/25/47(b)		1,474	548,326
Series 2007-3XS, Class 2A4S, 6.46%, 01/25/47(b)		6,416	2,386,647
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)		1,606	1,427,958
Series 2019-2A, Class A, 2.88%, 09/20/40(a)		532	453,419
Series 2020-1A, Class A, 2.10%, 04/20/46(a)		777	654,667
Series 2022-2A, Class A, 4.38%, 01/21/53(a)		1,752	1,593,312
Series 2022-3A, Class A, 6.10%, 06/20/53(a)		1,505	1,479,146
Series 2023-1A, Class A, 5.32%, 06/20/53(a)		5,202	4,919,564

Security		Par (000)	Value

Asset-Backed Securities (continued)
MP CLO III Ltd., Series 2013-1A, Class AR, (3- mo. CME Term SOFR + 1.51%), 6.84%, 10/20/30(a)(c)	USD	2,407	$2,404,252
MP CLO VII Ltd., Series 2015-1A, Class BRR, (3-mo. CME Term SOFR + 1.86%), 7.17%, 10/18/28(a)(c)		750	738,225
Myers Park CLO Ltd.
Series 2018-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.19%, 10/20/30(a)(c)		250	247,925
Series 2018-1A, Class C, (3-mo. CME Term SOFR + 2.31%), 7.64%, 10/20/30(a)(c)		250	247,444
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1-mo. CME Term SOFR + 0.52%), 5.84%, 04/25/37(c)		3,320	2,929,413
Navient Private Education Loan Trust Series 2014-AA, Class B, 3.50%, 08/15/44(a)		6,000	5,521,214
Series 2020-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 6.35%, 11/15/68(a)(c)		1,508	1,493,621
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)	.	151	143,425
Series 2020-FA, Class B, 2.69%, 07/15/69(a)		2,590	1,991,378
Series 2021-DA, Class B, 2.61%, 04/15/60(a)		1,700	1,506,973
Series 2021-DA, Class C, 3.48%, 04/15/60(a)		4,380	3,838,418
Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,400	1,253,962
Nelnet Student Loan Trust
Series 2021-A, Class B2, 2.85%, 04/20/62(a)		22,590	18,034,467
Series 2021-A, Class C, 3.75%, 04/20/62(a)		1,706	1,372,403
Series 2021-A, Class D, 4.93%, 04/20/62(a)		2,323	1,892,802
Series 2021-BA, Class B, 2.68%, 04/20/62(a)		13,069	10,277,651
Series 2021-BA, Class C, 3.57%, 04/20/62(a)		836	664,110
Series 2021-BA, Class D, 4.75%, 04/20/62(a)		1,499	1,190,594
Series 2021-CA, Class B, 2.53%, 04/20/62(a)		12,397	9,680,226
Series 2021-CA, Class C, 3.36%, 04/20/62(a)		650	509,509
Series 2021-CA, Class D, 4.44%, 04/20/62(a)		990	776,305
Series 2021-DA, Class B, 2.90%, 04/20/62(a)		6,556	5,231,823
Series 2021-DA, Class D, 4.38%, 04/20/62(a)		331	255,143
Neuberger Berman CLO XIV Ltd., Series 2013- 14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.66%, 01/28/30(a)(c)		916	913,407
Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.49%, 10/15/29(a)(c)		729	725,731
Neuberger Berman CLO XVII Ltd.
Series 2014-17A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.11%, 04/22/29(a)(c)		1,500	1,488,150
Series 2014-17A, Class CR2, (3-mo. CME Term SOFR + 2.26%), 7.61%, 04/22/29(a)(c)		1,900	1,878,864
Neuberger Berman CLO XVI-S Ltd., Series 2017- 16SA, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.61%, 04/15/34(a)(c)		2,690	2,673,517
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3-mo. CME Term SOFR + 1.42%), 6.73%, 07/15/34(a)(c)		1,000	994,236
Series 2015-20A, Class BRR, (3-mo. CME Term SOFR + 1.91%), 7.22%, 07/15/34(a)(c)		750	743,625
Neuberger Berman CLO XXII Ltd.
Series 2016-22A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/17/30(a)(c)		250	248,150
Series 2016-22A, Class CR, (3-mo. CME Term SOFR + 2.46%), 7.77%, 10/17/30(a)(c)		250	244,364

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class BR, (3-mo. CME Term SOFR + 1.61%), 6.92%, 10/18/29(a)(c)	USD	250	$246,650
Neuberger Berman Loan Advisers CLO 26 Ltd.
Series 2017-26A, Class AR, (3-mo. CME Term SOFR + 1.18%), 6.49%, 10/18/30(a)(c)		6,575	6,542,347
Series 2017-26A, Class BR, (3-mo. CME Term SOFR + 1.66%), 6.97%, 10/18/30(a)(c)		250	246,800
Neuberger Berman Loan Advisers CLO 29 Ltd.
Series 2018-29A, Class A1, (3-mo. CME Term SOFR + 1.39%), 6.71%, 10/19/31(a)(c)		500	498,919
Series 2018-29A, Class B1, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/19/31(a)(c)		250	248,375
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, (3-mo. CME Term SOFR + 1.75%), 7.08%, 01/20/35(a)(c)		500	494,400
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.04%, 07/20/31(a)(c)		1,000	989,200
Neuberger Berman Loan Advisers CLO 39 Ltd., Series 2020-39A, Class E, (3-mo. CME Term SOFR + 7.46%), 12.79%, 01/20/32(a)(c)		250	247,582
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/16/35(a)(c)		3,940	3,909,753
New Century Home Equity Loan Trust, Series 2005-C, Class M2, (1-mo. CME Term SOFR + 0.79%), 6.11%, 12/25/35(c)		2,175	1,699,689
Newark BSL CLO 1 Ltd., Series 2016-1A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.72%, 12/21/29(a)(c)		217	215,936
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1-mo. CME Term SOFR + 0.51%), 5.83%, 10/25/36(a)(c)		67	76,037
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class BR, (3-mo. EURIBOR + 1.90%), 5.55%, 01/21/35(a)(c)	EUR	400	410,237
Oakwood Mortgage Investors, Inc.
Series 2001-D, Class A2, 5.26%, 01/15/19(c)	USD	498	214,653
Series 2001-D, Class A4, 6.93%, 09/15/31(c)		317	165,364
Series 2002-B, Class M1, 7.62%, 06/15/32(c)		4,563	4,318,062
Ocean Trails CLO X, Series 2020-10A, Class BR, (3-mo. CME Term SOFR + 2.06%), 7.37%, 10/15/34(a)(c)		250	245,300
OCP CLO Ltd.
Series 2013-4A, Class A2RR, (3-mo. CME Term SOFR + 1.71%), 7.06%, 04/24/29(a)(c)		2,500	2,484,250
Series 2013-4A, Class BRR, (3-mo. CME Term SOFR + 2.16%), 7.51%, 04/24/29(a)(c)		4,618	4,573,412
Series 2013-4A, Class CRR, (3-mo. CME Term SOFR + 3.26%), 8.61%, 04/24/29(a)(c)		3,000	2,971,450
Series 2014-5A, Class A1R, (3-mo. CME Term SOFR + 1.34%), 6.69%, 04/26/31(a)(c)		656	654,039
Series 2014-5A, Class A2R, (3-mo. CME Term SOFR + 1.66%), 7.01%, 04/26/31(a)(c)		1,070	1,052,974
Series 2014-7A, Class A1RR, (3-mo. CME Term SOFR + 1.38%), 6.71%, 07/20/29(a)(c)		370	369,001
Series 2014-7A, Class A2RR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/20/29(a)(c)		1,250	1,243,375
Series 2017-14A, Class B, (3-mo. CME Term SOFR + 2.21%), 7.59%, 11/20/30(a)(c)		500	494,475

Security		Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.
Series 2019-16A, Class AR, (3-mo. CME Term SOFR + 1.26%), 6.54%, 04/10/33(a)(c)	USD	1,480	$1,471,136
Series 2019-17A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.63%, 07/20/32(a)(c)		1,000	994,362
Series 2020-18A, Class AR, (3-mo. CME Term SOFR + 1.35%), 6.68%, 07/20/32(a)(c)		2,080	2,071,380
Series 2020-19A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 10/20/34(a)(c)		500	490,350
Series 2021-22A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.77%, 12/02/34(a)(c)		2,010	1,994,393
OCP Euro CLO DAC
Series 2017-2X, Class B, (3-mo. EURIBOR + 1.35%), 5.01%, 01/15/32(c)(e)	EUR	1,130	1,165,513
Series 2019-3A, Class CR, (3-mo. EURIBOR + 2.30%), 6.01%, 04/20/33(a)(c)		250	251,845
Series 2019-3A, Class DR, (3-mo. EURIBOR + 3.30%), 7.01%, 04/20/33(a)(c)		250	251,741
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/15/34(a)(c)	USD	250	246,125
Octagon 57 Ltd., Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.72%, 10/15/34(a)(c)		500	496,613
Octagon 67 Ltd., Series 2023-1A, Class A1, (3- mo. CME Term SOFR + 1.80%), 6.57%, 04/25/36(a)(c)		750	755,178
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3-mo. CME Term SOFR + 1.22%), 6.53%, 04/16/31(a)(c)		7,300	7,280,483
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.45%), 6.78%, 01/20/31(a)(c)		486	484,964
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.23%), 6.54%, 04/15/31(a)(c)		1,244	1,239,998
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.84%), 7.19%, 07/25/30(a)(c)		750	739,425
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 10/20/30(a)(c)		350	346,395
Octagon Investment Partners 43 Ltd., Series 2019-1A, Class A2, (3-mo. CME Term SOFR + 1.91%), 7.26%, 10/25/32(a)(c)		250	243,049
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.22%, 07/15/36(a)(c)		3,290	3,226,832
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 6.93%, 07/19/30(a)(c)		1,430	1,429,863
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 6.59%, 07/17/30(a)(c)		3,580	3,568,422
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3-mo. CME Term SOFR + 1.26%), 6.61%, 01/25/31(a)(c)		8,206	8,187,953
Octagon Loan Funding Ltd., Series 2014-1A, Class BRR, (3-mo. CME Term SOFR + 1.96%), 7.34%, 11/18/31(a)(c)		250	246,775

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3-mo. LIBOR US + 1.15%), 6.75%, 04/21/34(a)(c)	USD	14,440	$14,378,366
OHA Credit Funding 3 Ltd.
Series 2019-3A, Class AR, (3-mo. CME Term SOFR + 1.40%), 6.73%, 07/02/35(a)(c)		3,475	3,452,412
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.24%, 07/02/35(a)(c)		2,989	2,962,697
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.76%, 10/22/36(a)(c)		1,000	992,845
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3-mo. CME Term SOFR + 1.40%), 6.73%, 07/20/34(a)(c)		850	846,185
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.68%, 05/23/31(a)(c)		6,174	6,155,298
Series 2016-1A, Class B1R, (3-mo. CME Term SOFR + 1.86%), 7.19%, 01/20/33(a)(c)		250	247,875
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.14%, 10/14/36(a)		5,083	4,600,121
Series 2020-1A, Class A, 3.84%, 05/14/32(a)		730	728,507
Series 2020-2A, Class C, 2.76%, 09/14/35(a)		2,620	2,258,565
Series 2021-1A, Class A2, (SOFR (30-day) + 0.76%), 6.07%, 06/16/36(a)(c)		1,958	1,915,793
Option One Mortgage Loan Trust
Series 2005-4, Class M3, (1-mo. CME Term SOFR + 0.85%), 6.17%, 11/25/35(c)		4,030	3,252,093
Series 2007-CP1, Class 2A3, (1-mo. CME Term SOFR + 0.32%), 5.64%, 03/25/37(c)		2,360	1,882,434
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)		1,831	1,410,153
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)		4,574	3,628,076
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(b)		2,304	1,949,852
Origen Manufactured Housing Contract Trust
Series 2001-A, Class M1, 7.82%, 03/15/32(c)		937	887,822
Series 2007-B, Class A1, (1-mo. LIBOR US + 1.20%), 6.65%, 10/15/37(a)(c)		544	525,478
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.50%, 01/25/37(b)		1,652	1,407,141
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3-mo. CME Term SOFR + 1.51%), 6.86%, 10/22/30(a)(c)		8,841	8,813,110
Series 2013-4A, Class A2R, (3-mo. CME Term SOFR + 1.96%), 7.31%, 10/22/30(a)(c)		2,120	2,088,412
OZLM VIII Ltd., Series 2014-8A, Class BR3, (3-mo. CME Term SOFR + 2.36%), 7.67%, 10/17/29(a)(c)		1,160	1,160,814
OZLM XVIII Ltd., Series 2018-18A, Class A, (3-mo. CME Term SOFR + 1.28%), 6.59%, 04/15/31(a)(c)		2,932	2,911,673
OZLM XX Ltd., Series 2018-20A, Class A2, (3- mo. CME Term SOFR + 1.91%), 7.24%, 04/20/31(a)(c)		850	833,425
OZLM XXI Ltd., Series 2017-21A, Class B, (3-mo. CME Term SOFR + 2.16%), 7.49%, 01/20/31(a)(c)		930	916,602
OZLM XXII Ltd., Series 2018-22A, Class A1, (3-mo. CME Term SOFR + 1.33%), 6.64%, 01/17/31(a)(c)		844	841,328

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM XXIV Ltd., Series 2019-24A, Class A2AR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 07/20/32(a)(c)	USD	750	$740,716
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 09/01/28(a)		3,423	2,149,950
Palmer Square CLO Ltd.
Series 2013-2A, Class A1A3, (3-mo. CME Term SOFR + 1.26%), 6.57%, 10/17/31(a)(c)		3,390	3,374,286
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.39%), 6.70%, 01/17/31(a)(c)		3,617	3,610,671
Series 2015-1A, Class A2R4, (3-mo. CME Term SOFR + 1.96%), 7.34%, 05/21/34(a)(c)		1,250	1,237,500
Series 2015-2A, Class A2R2, (3-mo. CME Term SOFR + 1.81%), 7.14%, 07/20/30(a)(c)		2,500	2,483,250
Series 2015-2A, Class CR2, (3-mo. CME Term SOFR + 3.01%), 8.34%, 07/20/30(a)(c)		1,000	978,483
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.60%, 04/18/31(a)(c)		4,828	4,821,254
Series 2018-2A, Class A1A, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/16/31(a)(c)		4,820	4,812,477
Series 2018-2A, Class A1B, (3-mo. CME Term SOFR + 1.61%), 6.92%, 07/16/31(a)(c)		250	244,774
Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.91%), 7.22%, 07/16/31(a)(c)		1,500	1,487,250
Series 2018-2A, Class D, (3-mo. CME Term SOFR + 5.86%), 11.17%, 07/16/31(a)(c)		250	235,169
Series 2020-3A, Class A1AR, (3-mo. CME Term SOFR + 1.34%), 6.71%, 11/15/31(a)(c)		1,020	1,017,864
Series 2021-1A, Class A2, (3-mo. CME Term SOFR + 1.66%), 6.99%, 04/20/34(a)(c)		250	246,575
Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.72%, 01/15/35(a)(c)		360	357,997
Series 2022-5A, Class A, (3-mo. CME Term SOFR + 2.00%), 7.33%, 10/20/35(a)(c)		500	503,297
Palmer Square Loan Funding Ltd.
Series 2020-4A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.25%, 11/25/28(a)(c)		2,640	2,632,300
Series 2020-4A, Class C, (3-mo. CME Term SOFR + 3.86%), 9.25%, 11/25/28(a)(c)		500	499,635
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.59%, 04/20/29(a)(c)		500	488,202
Series 2021-2A, Class A2, (3-mo. CME Term SOFR + 1.51%), 6.89%, 05/20/29(a)(c)		1,430	1,412,657
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.64%, 05/20/29(a)(c)		500	463,504
Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.86%), 8.17%, 10/15/29(a)(c)		250	243,378
Series 2021-4A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.57%, 10/15/29(a)(c)		1,480	1,396,350
Series 2022-2A, Class A2, (3-mo. CME Term SOFR + 1.90%), 7.21%, 10/15/30(a)(c)		1,810	1,803,724
Series 2022-2A, Class B, (3-mo. CME Term SOFR + 2.20%), 7.51%, 10/15/30(a)(c)		390	380,894
Series 2022-2A, Class C, (3-mo. CME Term SOFR + 3.10%), 8.41%, 10/15/30(a)(c)		250	244,420
Parallel Ltd., Series 2015-1A, Class C1R, (3-mo. CME Term SOFR + 2.01%), 7.34%, 07/20/27(a)(c)		507	506,442
Park Avenue Institutional Advisers CLO Ltd. Series 2019-1A, Class A1, (3-mo. CME Term SOFR + 1.74%), 7.11%, 05/15/32(a)(c)		500	497,543

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Park Avenue Institutional Advisers CLO Ltd.
Series 2019-1A, Class A2A, (3-mo. CME Term SOFR + 2.26%), 7.63%, 05/15/32(a)(c)	USD	500	$493,650
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 8.97%, 07/15/34(a)(c)		250	243,762
Penta CLO, Series 2022-11A, Class B, (3-mo. EURIBOR + 2.45%), 6.23%, 11/15/34(a)(c)	EUR	2,720	2,853,004
Pikes Peak CLO 1, Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.79%, 07/24/31(a)(c)	USD	975	969,461
Pikes Peak CLO 8, Series 2021-8A, Class A, (3-mo. CME Term SOFR + 1.43%), 6.76%, 07/20/34(a)(c)		7,000	6,946,248
Post CLO Ltd.
Series 2018-1A, Class D, (3-mo. CME Term SOFR + 3.21%), 8.52%, 04/16/31(a)(c)		500	498,612
Series 2023-1A, Class A, (3-mo. CME Term SOFR + 1.95%), 6.83%, 04/20/36(a)(c)		500	502,251
PPM CLO 2 Ltd.
Series 2019-2A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.33%, 04/16/32(a)(c)		500	494,550
Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.66%), 8.98%, 04/16/32(a)(c)		250	246,954
PRET LLC, Series 2021-RN4, Class A1, 2.49%, 10/25/51(a)(c)		5,487	4,974,791
Prima Capital CRE Securitization Ltd.
Series 2015-4A, Class C, 4.00%, 08/24/49(a)		1,205	1,114,005
Series 2016-6A, Class C, 4.00%, 08/24/40(a)		7,170	6,323,472
Prodigy Finance DAC
Series 2021-1A, Class A, (1-mo. CME Term SOFR + 1.36%), 6.68%, 07/25/51(a)(c)		2,493	2,468,527
Series 2021-1A, Class B, (1-mo. CME Term SOFR + 2.61%), 7.93%, 07/25/51(a)(c)		489	486,563
Series 2021-1A, Class C, (1-mo. CME Term SOFR + 3.86%), 9.18%, 07/25/51(a)(c)		283	283,410
Series 2021-1A, Class D, (1-mo. CME Term SOFR + 6.01%), 11.33%, 07/25/51(a)(c)		417	415,326
Progress Residential Trust
Series 2020-SFR2, Class B, 2.58%, 06/17/37(a)		550	516,423
Series 2020-SFR2, Class D, 3.87%, 06/17/37(a)		1,886	1,799,230
Series 2020-SFR3, Class E, 2.30%, 10/17/27(a)		2,870	2,600,638
Series 2020-SFR3, Class F, 2.80%, 10/17/27(a)		5,410	4,923,983
Series 2021-SFR1, Class F, 2.76%, 04/17/38(a)		2,900	2,513,737
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)		2,118	1,766,713
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)		8,552	7,117,431
Series 2021-SFR2, Class F, 3.40%, 04/19/38(a)		5,967	5,205,173
Series 2021-SFR3, Class F, 3.44%, 05/17/26(a)		6,640	5,763,156
Series 2021-SFR4, Class F, 3.41%, 05/17/38(a)		8,330	7,277,046
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)		1,342	1,080,205
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)		2,617	2,167,576

Security		Par (000)	Value

Asset-Backed Securities (continued)
Progress Residential Trust
Series 2022-SFR1, Class G, 5.52%, 02/17/41(a)	USD	2,617	$2,144,652
Series 2022-SFR5, Class E1, 6.62%, 06/17/39(a)		1,766	1,693,234
Race Point IX CLO Ltd., Series 2015-9A, Class A1A2, (3-mo. CME Term SOFR + 1.20%), 6.51%, 10/15/30(a)(c)		4,530	4,512,280
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.71%, 07/25/31(a)(c)		5,470	5,450,422
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3-mo. CME Term SOFR + 1.35%), 6.68%, 01/20/34(a)(c)		2,300	2,285,337
Series 2021-15A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 01/20/34(a)(c)		430	422,819
Rad CLO 16 Ltd., Series 2022-16A, Class A1, (3-mo. CME Term SOFR + 2.25%), 7.56%, 10/15/34(a)(c)		325	328,830
Rad CLO 2 Ltd., Series 2018-2A, Class AR, (3- mo. CME Term SOFR + 1.34%), 6.65%, 10/15/31(a)(c)		3,255	3,242,570
Rad CLO 3 Ltd.
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.12%, 04/15/32(a)(c)		250	245,575
Series 2019-3A, Class CR, (3-mo. CME Term SOFR + 2.11%), 7.42%, 04/15/32(a)(c)		475	464,942
Rad CLO 4 Ltd., Series 2019-4A, Class C, (3-mo. CME Term SOFR + 3.06%), 8.41%, 04/25/32(a)(c)		675	660,560
Rad CLO 5 Ltd., Series 2019-5A, Class AR, (3- mo. CME Term SOFR + 1.38%), 6.73%, 07/24/32(a)(c)		3,770	3,742,470
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3- mo. CME Term SOFR + 1.46%), 6.77%, 04/17/33(a)(c)		500	496,916
Rad CLO 9 Ltd., Series 2020-9A, Class B1, (3- mo. CME Term SOFR + 2.16%), 7.47%, 01/15/34(a)(c)		250	248,625
RAMP Series Trust, Series 2004-RS7, Class A2A, (1-mo. LIBOR US + 0.62%), 4.71%, 07/25/34(c)		1,212	932,273
Recette CLO Ltd., Series 2015-1A, Class BRR, (3-mo. CME Term SOFR + 1.66%), 6.99%, 04/20/34(a)(c)		500	490,800
Regatta IX Funding Ltd., Series 2017-1A, Class C, (3-mo. CME Term SOFR + 2.71%), 8.02%, 04/17/30(a)(c)		250	250,968
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3-mo. CME Term SOFR + 1.42%), 6.75%, 04/20/34(a)(c)		4,700	4,671,800
Regatta VII Funding Ltd.
Series 2016-1A, Class A1R2, (3-mo. CME Term SOFR + 1.41%), 6.81%, 06/20/34(a)(c)		1,600	1,594,085
Series 2016-1A, Class BR2, (3-mo. CME Term SOFR + 1.86%), 7.26%, 06/20/34(a)(c)		500	495,150
Regatta VIII Funding Ltd., Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 10/17/30(a)(c)		750	748,800
Regatta X Funding Ltd., Series 2017-3A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.02%, 01/17/31(a)(c)		250	247,250

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Regatta XIII Funding Ltd., Series 2018-2A, Class C, (3-mo. CME Term SOFR + 3.36%), 8.67%, 07/15/31(a)(c)	USD	375	$367,309
Regatta XVI Funding Ltd., Series 2019-2A, Class B, (3-mo. CME Term SOFR + 2.31%), 7.62%, 01/15/33(a)(c)		250	249,825
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.02%, 01/15/34(a)(c)		750	742,425
Regatta XXIV Funding Ltd., Series 2021-5A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.69%, 01/20/35(a)(c)		250	244,543
Regional Management Issuance Trust
Series 2021-2, Class A, 1.90%, 08/15/33(a)		1,053	900,032
Series 2021-3, Class A, 3.88%, 10/08/26(f)		21,460	18,670,200
Series 2022-1, Class A, 3.07%, 03/15/32(a)		417	388,749
Series 2022-1, Class B, 3.71%, 03/15/32(a)		810	725,637
Series 2022-1, Class C, 4.46%, 03/15/32(a)		534	462,662
Series 2022-1, Class D, 6.72%, 03/15/32(a)		1,695	1,476,025
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3-mo. CME Term SOFR + 1.32%), 6.63%, 01/18/34(a)(c)		5,690	5,630,255
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3-mo. CME Term SOFR + 1.36%), 6.69%, 04/20/34(a)(c)		4,827	4,752,150
Series 2017-2A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.07%, 10/15/29(a)(c)		8,271	8,185,809
Series 2017-2A, Class CR, (3-mo. CME Term SOFR + 2.16%), 7.47%, 10/15/29(a)(c)		2,750	2,717,963
Series 2017-2A, Class DR, (3-mo. CME Term SOFR + 3.11%), 8.42%, 10/15/29(a)(c)		4,766	4,666,529
Series 2017-3A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.78%, 10/20/30(a)(c)		14,483	14,441,944
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.74%, 05/20/31(a)(c)		1,890	1,883,982
Series 2018-1A, Class B, (3-mo. CME Term SOFR + 1.98%), 7.36%, 05/20/31(a)(c)		1,500	1,487,550
Series 2018-2A, Class A, (3-mo. CME Term SOFR + 1.42%), 6.75%, 10/20/31(a)(c)		1,000	996,700
Series 2019-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.29%, 08/20/32(a)(c)		1,250	1,225,125
Series 2020-1A, Class B, (3-mo. CME Term SOFR + 2.06%), 7.39%, 01/20/32(a)(c)		680	676,872
Rockford Tower Europe CLO DAC
Series 2018-1X, Class B, (3-mo. EURIBOR + 1.85%), 5.75%, 12/20/31(c)(e)	EUR	2,448	2,552,808
Series 2018-1X, Class C, (3-mo. EURIBOR + 2.47%), 6.37%, 12/20/31(c)(e)		1,305	1,344,410
Romark CLO Ltd., Series 2017-1A, Class B, (3-mo. CME Term SOFR + 2.41%), 7.76%, 10/23/30(a)(c)	USD	750	738,737
Romark WM-R Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.62%, 04/20/31(a)(c)		5,208	5,173,260
RR 1 LLC, Series 2017-1A, Class A1AB, (3-mo. CME Term SOFR + 1.41%), 6.72%, 07/15/35(a)(c)		9,490	9,423,843
RR 3 Ltd., Series 2018-3A, Class A1R2, (3-mo. CME Term SOFR + 1.35%), 6.66%, 01/15/30(a)(c)		3,716	3,706,812
RR 4 Ltd., Series 2018-4A, Class A2, (3-mo. CME Term SOFR + 1.81%), 7.12%, 04/15/30(a)(c)		1,400	1,389,780

Security		Par (000)	Value

Asset-Backed Securities (continued)
RR 5 Ltd., Series 2018-5A, Class A2, (3-mo. CME Term SOFR + 1.91%), 7.22%, 10/15/31(a)(c)	USD	1,000	$993,500
RRE 5 Loan Management DAC, Series 5A, Class A2R, (3-mo. EURIBOR + 1.75%), 5.41%, 01/15/37(a)(c)	EUR	1,160	1,190,981
Securitized Asset Backed Receivables LLC Trust, Series 2006-OP1, Class M6, (1-mo. CME Term SOFR + 1.12%), 6.44%, 10/25/35(c)	USD	340	243,545
Securitized Asset-Backed Receivables LLC Trust
Series 2007-BR1, Class A2A, (1-mo. CME Term SOFR + 0.33%), 5.65%, 02/25/37(c)		356	147,440
Series 2007-BR1, Class A2B, (1-mo. CME Term SOFR + 0.65%), 5.97%, 02/25/37(c)		3,789	1,571,189
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(a)		4,844	4,403,074
SESAC Finance LLC, Series 2022-1, Class A2, 5.50%, 07/25/52(a)		2,565	2,425,452
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1-mo. CME Term SOFR + 0.43%), 5.75%, 07/25/36(c)		878	180,055
Shackleton CLO Ltd., Series 2019-14A, Class BR, (3-mo. CME Term SOFR + 2.06%), 7.39%, 07/20/34(a)(c)		250	247,057
Signal Peak CLO 1 Ltd.
Series 2014-1A, Class AR3, (3-mo. CME Term SOFR + 1.42%), 6.73%, 04/17/34(a)(c)		11,570	11,504,730
Series 2014-1A, Class BR3, (3-mo. CME Term SOFR + 2.06%), 7.37%, 04/17/34(a)(c)		3,010	2,964,850
Signal Peak CLO 2 LLC
Series 2015-1A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.09%, 04/20/29(a)(c)		7,152	7,109,088
Series 2015-1A, Class CR2, (3-mo. CME Term SOFR + 2.16%), 7.49%, 04/20/29(a)(c)		2,000	1,985,583
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3-mo. CME Term SOFR + 1.37%), 6.72%, 04/25/31(a)(c)		3,698	3,688,033
Signal Peak CLO 8 Ltd.
Series 2020-8A, Class A, (3-mo. CME Term SOFR + 1.53%), 6.86%, 04/20/33(a)(c)		3,010	2,991,639
Series 2020-8A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.24%, 04/20/33(a)(c)		1,000	981,855
Silver Creek CLO Ltd.
Series 2014-1A, Class AR, (3-mo. CME Term SOFR + 1.50%), 6.83%, 07/20/30(a)(c)		3,061	3,063,617
Series 2014-1A, Class CR, (3-mo. CME Term SOFR + 2.56%), 7.89%, 07/20/30(a)(c)		500	495,000
Sixth Street CLO XIX Ltd., Series 2021-19A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.69%, 07/20/34(a)(c)		16,995	16,871,307
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3-mo. CME Term SOFR + 1.58%), 6.91%, 10/20/32(a)(c)		650	649,354
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.79%, 01/20/34(a)(c)		625	604,516
Sixth Street CLO XX Ltd., Series 2021-20A, Class A1, (3-mo. CME Term SOFR + 1.42%), 6.75%, 10/20/34(a)(c)		250	248,266
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3, (3-mo. CME Term SOFR + 0.66%), 6.07%, 06/15/33(c)		643	633,489

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. CME Term SOFR + 4.86%), 10.20%, 10/15/41(a)(c)	USD	13,068	$13,807,370
SMB Private Education Loan Trust
Series 2015-B, Class B, 3.50%, 12/17/40(a)		2,441	2,343,248
Series 2020-PTA, Class A2A, 1.60%, 09/15/54(a)		11,103	9,842,766
Series 2020-PTA, Class B, 2.50%, 09/15/54(a)	.	6,740	5,238,318
Series 2021-A, Class C, 2.99%, 01/15/53(a)		8,954	7,492,523
Series 2021-C, Class B, 2.30%, 01/15/53(a)		880	791,893
Series 2021-C, Class C, 3.00%, 01/15/53(a)		644	547,969
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.68%, 01/26/31(a)(c)		808	802,479
Sound Point CLO XII Ltd., Series 2016-2A, Class CR2, (3-mo. CME Term SOFR + 2.31%), 7.64%, 10/20/28(a)(c)		4,500	4,479,579
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR, (3-mo. CME Term SOFR + 1.16%), 6.51%, 01/23/29(a)(c)		431	430,256
Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.11%, 01/23/29(a)(c)		350	346,077
Sound Point CLO XXII Ltd., Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 01/20/32(a)(c)		600	594,234
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3-mo. CME Term SOFR + 1.54%), 6.89%, 01/25/32(a)(c)		2,065	2,052,304
Soundview Home Loan Trust, Series 2004- WMC1, Class M2, (1-mo. CME Term SOFR + 0.91%), 6.23%, 01/25/35(c)		35	31,509
St. Paul’s CLO XII DAC, Series 12X, Class B1, (3-mo. EURIBOR + 1.60%), 5.26%, 04/15/33(c)(e)	EUR	1,420	1,451,243
STAR Trust, Series 2021-SFR1, Class F, (1-mo. CME Term SOFR + 2.51%), 7.85%, 04/17/38(a)(c)	USD	1,030	994,799
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.51%), 6.82%, 10/15/30(a)(c)		3,882	3,867,029
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3-mo. CME Term SOFR + 2.06%), 7.37%, 01/15/30(a)(c)		1,630	1,590,659
Stratus CLO Ltd.
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 5.26%), 10.59%, 12/29/29(a)(c)		1,000	936,915
Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)(d)		1,000	503,170
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.34%, 12/28/29(a)(c)		250	247,049
Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.31%), 7.64%, 12/29/29(a)(c)		250	247,655
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.34%, 12/29/29(a)(c)		250	241,058
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 01/25/31(a)		83	76,682
Sutton Park CLO DAC, Series 1X, Class BE, (3-mo. EURIBOR + 2.35%), 6.13%, 11/15/31(c)(e)	EUR	940	961,632

Security		Par (000)	Value

Asset-Backed Securities (continued)
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.72%, 10/15/31(a)(c)	USD	450	$448,044
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3-mo. CME Term SOFR + 1.14%), 6.45%, 04/15/28(a)(c)		550	549,634
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 04/18/33(a)(c)		250	248,025
Symphony CLO XXIII Ltd.
Series 2020-23A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.17%, 01/15/34(a)(c)		500	493,668
Series 2020-23A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.57%, 01/15/34(a)(c)		500	494,279
Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.72%, 01/15/34(a)(c)		250	239,489
Symphony CLO XXIV Ltd., Series 2020-24A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.81%, 01/23/32(a)(c)		250	249,284
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 04/20/33(a)(c)		2,377	2,361,097
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.22%), 6.60%, 11/18/30(a)(c)		3,278	3,268,217
TCW CLO AMR Ltd., Series 2019-1A, Class ASNR, (3-mo. CME Term SOFR + 1.48%), 6.85%, 08/16/34(a)(c)		250	246,895
TIAA CLO III Ltd., Series 2017-2A, Class A, (3- mo. CME Term SOFR + 1.41%), 6.72%, 01/16/31(a)(c)		1,327	1,322,582
TICP CLO IX Ltd.
Series 2017-9A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.73%, 01/20/31(a)(c)		2,785	2,782,444
Series 2017-9A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.19%, 01/20/31(a)(c)		450	447,255
Series 2017-9A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.49%, 01/20/31(a)(c)		500	492,832
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 6.69%, 01/15/34(a)(c)		4,870	4,850,014
TICP CLO XI Ltd.
Series 2018-11A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.77%, 10/20/31(a)(c)		750	749,479
Series 2018-11A, Class B, (3-mo. CME Term SOFR + 1.99%), 7.32%, 10/20/31(a)(c)		250	247,700
Series 2018-11A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.64%, 10/20/31(a)(c)		250	246,629
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3-mo. CME Term SOFR + 1.43%), 6.74%, 07/15/34(a)(c)		500	498,299
Trestles CLO III Ltd., Series 2020-3A, Class C, (3-mo. LIBOR US + 2.25%), 7.84%, 01/20/33(a)(c)		750	730,547
Trestles CLO IV Ltd., Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.43%), 6.77%, 07/21/34(a)(c)		6,950	6,884,072
Trestles CLO Ltd.
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.25%), 6.60%, 04/25/32(a)(c)		250	247,069
Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 3.16%), 8.51%, 04/25/32(a)(c)		250	246,959

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Trestles CLO V Ltd.
Series 2021-5A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.76%, 10/20/34(a)(c)	USD	1,000	$993,114
Series 2021-5A, Class E, (3-mo. CME Term SOFR + 6.61%), 11.94%, 10/20/34(a)(c)		250	242,450
Tricon American Homes Trust
Series 2017-SFR2, Class F, 5.10%, 01/17/36(a)		8,715	8,649,867
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)		890	856,732
Series 2018-SFR1, Class F, 4.96%, 05/17/37(a)		610	589,229
Series 2020-SFR1, Class D, 2.55%, 07/17/38(a)		6,675	5,985,130
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)		4,805	4,180,275
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a)		3,324	2,909,343
Trimaran Cavu Ltd.
Series 2019-1A, Class A2, (3-mo. CME Term SOFR + 2.16%), 7.49%, 07/20/32(a)(c)		250	248,750
Series 2019-1A, Class B, (3-mo. CME Term SOFR + 2.46%), 7.79%, 07/20/32(a)(c)		750	747,075
Series 2019-1A, Class C1, (3-mo. CME Term SOFR + 3.41%), 8.74%, 07/20/32(a)(c)		500	499,876
Series 2019-2A, Class C, (3-mo. CME Term SOFR + 4.98%), 10.29%, 11/26/32(a)(c)		500	501,908
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 8.86%, 10/25/34(a)(c)		250	245,766
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3-mo. CME Term SOFR + 1.66%), 6.97%, 10/18/31(a)(c)		970	951,945
Trinitas CLO XIV Ltd., Series 2020-14A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.61%, 01/25/34(a)(c)		3,460	3,409,138
Venture CLO Ltd., Series 2018-32A, Class A2A, (3-mo. CME Term SOFR + 1.33%), 6.64%, 07/18/31(a)(c)		1,480	1,470,694
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (3-mo. CME Term SOFR + 1.48%), 6.79%, 10/15/29(a)(c)		6,738	6,729,717
VERDE CLO Ltd., Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.67%, 04/15/32(a)(c)		250	248,629
VOLT CVI LLC, Series 2021-NP12, Class A1, 2.73%, 12/26/51(a)(b)		5,098	4,592,453
Voya CLO Ltd.
Series 2014-4A, Class A1RA, (3-mo. CME Term SOFR + 1.36%), 6.67%, 07/14/31(a)(c)		248	247,106
Series 2015-3A, Class A1R, (3-mo. CME Term SOFR + 1.45%), 6.78%, 10/20/31(a)(c)		250	249,022
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.52%, 04/17/30(a)(c)		371	369,737
Series 2017-3A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.63%, 04/20/34(a)(c)		2,178	2,165,500
Series 2017-4A, Class A1, (3-mo. CME Term SOFR + 1.39%), 6.70%, 10/15/30(a)(c)		5,968	5,944,788
Series 2017-4A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.02%, 10/15/30(a)(c)		250	246,925
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.56%), 6.88%, 04/19/31(a)(c)		250	245,000

Security		Par (000)	Value

Asset-Backed Securities (continued)
Voya CLO Ltd.
Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.32%), 6.63%, 04/15/31(a)(c)	USD	9,238	$9,200,801
Voya Euro CLO II DAC, Series 2A, Class CR, (3-mo. EURIBOR + 2.15%), 5.81%, 07/15/35(a)(c)	EUR	750	756,720
Voya Euro CLO V DAC, Series 5A, Class B1, (3-mo. EURIBOR + 1.75%), 5.41%, 04/15/35(a)(c)		1,970	2,022,081
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE4, Class 2A2, (1-mo. CME Term SOFR + 0.47%), 5.79%, 09/25/36(c)	USD	4,041	1,091,562
Series 2006-HE5, Class 1A, (1-mo. CME Term SOFR + 0.42%), 4.19%, 10/25/36(c)		1,255	917,536
Series 2007-HE3, Class 2A3, (1-mo. CME Term SOFR + 0.35%), 5.67%, 05/25/37(c)		933	787,074
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3-mo. CME Term SOFR + 2.21%), 7.52%, 01/17/31(a)(c)		750	731,264
Whitebox CLO I Ltd.
Series 2019-1A, Class ANAR, (3-mo. CME Term SOFR + 1.39%), 6.74%, 07/24/32(a)(c)		350	348,604
Series 2019-1A, Class CR, (3-mo. CME Term SOFR + 3.31%), 8.66%, 07/24/32(a)(c)		4,120	4,067,620
Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 6.66%), 12.01%, 07/24/32(a)(c)		3,300	3,122,170
Whitebox CLO II Ltd.
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.36%, 10/24/34(a)(c)		1,470	1,452,087
Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.96%, 10/24/34(a)(c)		1,470	1,435,598
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.61%), 8.92%, 10/15/34(a)(c)		1,250	1,208,543
Series 2021-3A, Class E, (3-mo. CME Term SOFR + 7.11%), 12.42%, 10/15/34(a)(c)		1,000	969,991
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1-mo. CME Term SOFR + 0.51%), 5.83%, 06/25/37(a)(c)		2,105	666,494

Total Asset-Backed Securities — 9.7% (Cost: $1,865,093,956)			1,766,482,519

		Shares

Common Stocks

Aerospace & Defense — 0.0%
Astra Space, Inc.		24,283	44,923
Space Exploration Technologies Corp. (Acquired 08/21/23, cost $2,075,706)(f)(g)		25,626	2,075,706
Space Exploration Technologies Corp. (Acquired 08/21/23, cost $2,227,824)(f)(g)		27,504	2,227,824

			4,348,453

Banks — 0.1%
Citigroup, Inc.		20,881	858,836
First Citizens BancShares, Inc., Class A		2,395	3,305,340
New York Community Bancorp, Inc., Class A		92,100	1,044,414
Texas Capital Bancshares, Inc.(h)(i)		10,016	589,942

			5,798,532

Capital Markets — 0.0%
Crown PropTech Acquisitions(f)		147,660	94,502

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Crown PropTech Acquisitions, Class A(h)	85,597	$898,769
Crown PropTech Founders Unvested(f)	32,099	—

		993,271

Chemicals — 0.0%
Element Solutions, Inc.	78,915	1,547,523

Energy Equipment & Services — 0.1%
Halliburton Co.	25,141	1,018,211
Transocean Ltd.(h)	530,387	4,354,477

		5,372,688

Entertainment — 0.0%
Lions Gate Entertainment Corp., Class A(h)(i)	114,665	972,359
Playstudios, Inc.	457,322	1,454,284

		2,426,643

Financial Services — 0.0%
Mr. Cooper Group, Inc.(h)	25,463	1,363,798
Proof Acquisition Corp. I(f)	43,947	168,317

		1,532,115

Hotel & Resort REITs — 0.0%
DiamondRock Hospitality Co.	143,244	1,150,249
Park Hotels & Resorts, Inc.	72,765	896,465
Service Properties Trust	196,054	1,507,655
Sonder Holdings, Inc., Class A	19,017	156,127
Sunstone Hotel Investors, Inc.	66,393	620,775
Xenia Hotels & Resorts, Inc.	85,018	1,001,512

		5,332,783

Hotels, Restaurants & Leisure — 0.0%
Boyd Gaming Corp.	1,870	113,752
Caesars Entertainment, Inc.(h)	14,400	667,440

		781,192

Interactive Media & Services — 0.0%
Genius Sports Ltd.(h)	712,487	3,797,556

IT Services — 0.0%
CXApp, Inc. (Acquired 05/25/23, cost $174)(f)(g)	89,820	154,490

Machinery — 0.0%
Rotor Acquisition Corp.	11,463	8,597
Sarcos Technology & Robotics Corp.	464,024	396,555

		405,152

Metals & Mining — 0.0%
Northern Graphite Corp.(h)	99,612	16,868
United States Steel Corp.	73,680	2,393,126

		2,409,994

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp.(j)	36,836	2,063,185
Chesapeake Energy Corp.	8,158	703,464
Green Plains, Inc.(h)	67,342	2,026,994
Marathon Petroleum Corp.	11,268	1,705,299
Phillips 66	16,149	1,940,302
Valero Energy Corp.	6,774	959,944

		9,399,188

Real Estate Management & Development — 0.0%
Forestar Group, Inc.(h)(i)	31,138	838,858
Opendoor Technologies, Inc.(h)	575,955	1,520,521

		2,359,379

Security		Shares	Value

Software — 0.0%
Informatica, Inc., Class A(h)		19,271	$406,040
Latch, Inc.		411,849	387,138

			793,178

Total Common Stocks — 0.3% (Cost: $90,818,371)			47,452,137

		Par (000)

Corporate Bonds

Aerospace & Defense — 1.3%
BAE Systems PLC
3.40%, 04/15/30(a)	USD	26,824	23,357,788
1.90%, 02/15/31(a)		7,192	5,549,274
Boeing Co. (The)
3.95%, 08/01/59		9,247	6,136,051
5.93%, 05/01/60		2,778	2,494,416
Embraer Netherlands Finance BV
6.95%, 01/17/28(a)		446	445,701
6.95%, 01/17/28(e)		200	199,866
7.00%, 07/28/30(a)		294	290,788
Huntington Ingalls Industries, Inc.
3.48%, 12/01/27		10,438	9,542,291
2.04%, 08/16/28		17,495	14,696,231
4.20%, 05/01/30		7,708	6,970,928
L3Harris Technologies, Inc.
3.85%, 12/15/26		6,275	5,942,304
4.40%, 06/15/28		11,379	10,767,444
2.90%, 12/15/29		8,105	6,901,452
1.80%, 01/15/31		10,934	8,351,538
5.40%, 07/31/33		4,783	4,597,768
5.60%, 07/31/53		1,870	1,748,753
Lockheed Martin Corp.
4.45%, 05/15/28		4,431	4,288,395
1.85%, 06/15/30		4,750	3,831,062
3.60%, 03/01/35		6,406	5,412,967
4.50%, 05/15/36		3,428	3,124,153
Northrop Grumman Corp.
4.70%, 03/15/33		15,246	14,234,058
4.03%, 10/15/47		18,159	13,899,359
5.25%, 05/01/50		7,474	6,891,831
4.95%, 03/15/53		8,847	7,767,900
Raytheon Technologies Corp.
7.20%, 08/15/27		2,353	2,441,469
7.00%, 11/01/28		7,205	7,443,676
3.75%, 11/01/46		7,638	5,408,532
RTX Corp.
4.13%, 11/16/28		15,584	14,531,387
4.15%, 05/15/45		1,895	1,434,772
3.13%, 07/01/50		2,946	1,831,643
2.82%, 09/01/51		10,381	5,943,434
3.03%, 03/15/52		16,198	9,743,562
Sabena Technics SAS, 6.58%, 09/30/29 (Acquired 10/28/22, cost $7,400,265)(f)(g)	EUR	7,533	7,964,264
Textron, Inc.
3.90%, 09/17/29	USD	8,086	7,283,809
3.00%, 06/01/30		9,514	8,005,703
2.45%, 03/15/31		3,607	2,866,174

			242,340,743

Air Freight & Logistics — 0.0%
GXO Logistics, Inc., 2.65%, 07/15/31		2,600	1,972,676

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobile Components — 0.0%
Dana, Inc., 4.25%, 09/01/30	USD	416	$333,882
Metalsa Sapi De Cv, 3.75%, 05/04/31(e)		631	462,839
Tenneco, Inc., 8.00%, 11/17/28(a)		2,722	2,215,027
Tupy Overseas SA, 4.50%, 02/16/31(e)		315	252,217

			3,263,965

Automobiles — 0.0%
Ford Motor Co., 3.25%, 02/12/32		595	458,545
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(k)		2,487	211,395

			669,940

Banks — 2.3%
Banco Espirito Santo SA
2.63%, 05/08/17(e)(h)(l)	EUR	400	109,954
4.75%, 01/15/18(e)(h)(l)		2,200	604,747
4.00%, 01/21/19(e)(h)(l)		6,300	1,731,776
Banco Votorantim SA, 4.50%, 09/24/24(e)	USD	200	194,930
Bangkok Bank PCL
5.30%, 09/21/28(a)		306	300,660
5.50%, 09/21/33(a)		306	295,256
5.50%, 09/21/33(e)		500	482,445
3.73%, 09/25/34(e)		600	499,302
Bank of America Corp.
3.97%, 03/05/29		14,238	13,042,375
5.82%, 09/15/29		66,788	65,968,340
2.59%, 04/29/31		2,183	1,754,240
1.90%, 07/23/31		2,363	1,795,540
1.92%, 10/24/31		2,506	1,890,612
2.65%, 03/11/32		8,093	6,368,917
2.97%, 02/04/33		15,256	12,030,197
4.57%, 04/27/33		9,927	8,813,520
Barclays PLC
7.44%, 11/02/33		8,350	8,574,431
6.22%, 05/09/34		13,242	12,544,006
6.69%, 09/13/34		7,595	7,414,855
Citigroup, Inc., 6.27%, 11/17/33		41,332	41,209,797
First Horizon Bank, 5.75%, 05/01/30		1,000	895,075
JPMorgan Chase & Co.
5.30%, 07/24/29		3,717	3,616,577
3.70%, 05/06/30		4,531	4,041,111
4.57%, 06/14/30		15,212	14,190,300
2.74%, 10/15/30		8,262	6,909,239
2.58%, 04/22/32		2,186	1,724,372
2.96%, 01/25/33		21,084	16,785,539
4.59%, 04/26/33		3,685	3,321,826
5.35%, 06/01/34		31,492	29,863,134
Lehman Brothers Holdings Capital Trust VII, 5.86%(f)(h)(l)(m)		1,888	—
Morgan Stanley Bank N.A., 4.75%, 04/21/26		16,655	16,279,487
Sumitomo Mitsui Financial Group, Inc., 5.72%, 09/14/28		500	493,469
Texas Capital Bank N.A., (3-mo. LIBOR US + 4.50%), 10.04%, 09/30/24(a)(c)		13,455	13,334,184
Washington Mutual Escrow Bonds
0.00% (d)(f)(h)(l)(m)		13,308	1
0.00% (d)(f)(h)(l)(m)		11,911	1
0.00% (d)(f)(h)(l)(m)		2,570	—
0.00% (d)(f)(h)(l)(m)		3,115	—
Wells Fargo & Co.
5.57%, 07/25/29		19,378	18,905,015
2.57%, 02/11/31		2,200	1,778,295
5.39%, 04/24/34		28,551	26,692,536

Security		Par (000)	Value

Banks (continued)
Wells Fargo & Co.
5.56%, 07/25/34	USD	31,986	$30,287,010
Wells Fargo Bank N.A., 5.45%, 08/07/26		34,514	34,282,943

			409,026,014

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 8.00%, 11/15/39		1,382	1,645,874

Biotechnology — 0.8%
AbbVie, Inc.
4.55%, 03/15/35		17,671	16,073,312
4.50%, 05/14/35		17,246	15,582,362
4.45%, 05/14/46		5,295	4,325,733
4.25%, 11/21/49		2,271	1,797,864
Amgen, Inc.
4.05%, 08/18/29		15,855	14,716,769
5.25%, 03/02/30		27,012	26,390,366
4.40%, 02/22/62		2,203	1,632,098
5.75%, 03/02/63		30,136	27,799,876
Gilead Sciences, Inc.
1.65%, 10/01/30		17,679	13,803,895
2.60%, 10/01/40		15,283	10,087,896
4.80%, 04/01/44		3,063	2,670,755
4.50%, 02/01/45		3,278	2,730,699

			137,611,625

Broadline Retail — 0.1%
Amazon.com, Inc.
3.10%, 05/12/51		2,601	1,716,443
4.25%, 08/22/57		2,736	2,190,225
Rakuten Group, Inc.
3.55%, 11/27/24(e)		12,400	11,470,091
10.25%, 11/30/24(a)		905	904,030

			16,280,789

Building Products — 0.0%
Owens Corning, 3.88%, 06/01/30		2,170	1,916,878

Capital Markets — 2.7%
Charles Schwab Corp. (The)
5.85%, 05/19/34		5,952	5,659,718
6.14%, 08/24/34		13,546	13,176,961
Credit Suisse AG
0.50%, 02/02/24		2,714	2,661,234
4.75%, 08/09/24		23,958	23,617,522
3.63%, 09/09/24		13,134	12,782,623
7.95%, 01/09/25		13,454	13,691,898
3.70%, 02/21/25		25,010	24,108,754
2.95%, 04/09/25		3,319	3,153,695
5.00%, 07/09/27		12,729	12,227,185
7.50%, 02/15/28		15,177	15,875,535
0.25%, 09/01/28(e)	EUR	1,350	1,171,478
Deutsche Bank AG
5.37%, 09/09/27	USD	12,695	12,396,998
6.72%, 01/18/29		7,130	7,087,623
Goldman Sachs Group, Inc. (The) (SOFR + 0.51%), 0.66%, 09/10/24(c)		7,579	7,560,962
3.50%, 04/01/25		18,603	17,912,296
3.62%, 03/15/28		5,403	4,985,207
4.48%, 08/23/28		3,736	3,536,165
3.81%, 04/23/29		3,195	2,901,175
2.62%, 04/22/32		20,436	15,962,085
2.38%, 07/21/32		4,128	3,143,838
2.65%, 10/21/32		45,090	34,803,510

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17(f)(h)(l)	USD	7,360	$1
Moody’s Corp.
3.25%, 01/15/28		4,450	4,080,090
3.10%, 11/29/61		3,900	2,265,192
Morgan Stanley
5.12%, 02/01/29		9,480	9,129,389
5.16%, 04/20/29		23,318	22,433,193
5.45%, 07/20/29		32,888	32,048,328
4.43%, 01/23/30		9,604	8,885,086
2.70%, 01/22/31		27,646	22,603,669
1.79%, 02/13/32		14,476	10,720,170
2.24%, 07/21/32		19,683	14,834,804
2.51%, 10/20/32		9,929	7,593,325
4.89%, 07/20/33		7,455	6,773,805
6.34%, 10/18/33		1,737	1,746,899
5.25%, 04/21/34		23,026	21,379,179
5.42%, 07/21/34		31,715	29,916,500
UBS Group AG
3.75%, 03/26/25		9,118	8,769,778
2.59%, 09/11/25(a)		3,210	3,089,560
4.55%, 04/17/26		4,391	4,217,355
2.19%, 06/05/26(a)		6,071	5,646,391
1.36%, 01/30/27(a)		4,081	3,625,962
0.65%, 01/14/28(e)	EUR	3,500	3,225,167
6.44%, 08/11/28(a)	USD	10,860	10,850,665
2.75%, 02/11/33(a)		8,573	6,481,564
6.54%, 08/12/33(a)		2,725	2,693,154
9.02%, 11/15/33(a)		9,931	11,468,464

			492,894,152

Chemicals — 0.2%
Braskem Netherlands Finance BV
8.50%, 01/12/31(a)		227	224,304
7.25%, 02/13/33(a)		200	183,520
8.50%, 01/23/81(a)		200	196,954
Eastman Chemical Co., 5.75%, 03/08/33		2,555	2,441,270
Olympus Water U.S. Holding Corp.
7.13%, 10/01/27(a)		559	517,054
9.75%, 11/15/28(a)		7,148	7,132,548
Pioneer Midco, 10.50%, 11/18/30(f)		6,626	6,526,655
Project Montelena, 10.25%, 03/31/31(f)	EUR	8,300	8,599,672
Rain Carbon, Inc., 12.25%, 09/01/29(a)	USD	853	894,584
Sasol Financing U.S.A. LLC, 5.88%, 03/27/24		1,846	1,819,713

			28,536,274

Commercial Services & Supplies — 0.1%
Covanta Holding Corp., 4.88%, 12/01/29(a)		780	639,912
Garda World Security Corp., 7.75%, 02/15/28(a)		377	369,612
Pitney Bowes, Inc., 6.88%, 03/15/27(a)		8,615	6,784,313
Republic Services, Inc., 5.00%, 04/01/34		3,237	3,064,204
Waste Management, Inc., 4.88%, 02/15/34		6,659	6,301,894

			17,159,935

Communications Equipment — 0.2%
Motorola Solutions, Inc.
2.75%, 05/24/31		15,050	11,887,246
5.60%, 06/01/32		11,352	10,859,958
5.50%, 09/01/44		7,531	6,601,977

			29,349,181

Construction & Engineering — 0.0%
China City Construction International Co. Ltd., 5.35%, 07/03/17(e)(f)(h)(l)	CNH	340	—

Security		Par (000)	Value

Construction & Engineering (continued)
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(e)	USD	384	$341,572
Homes by West Bay LLC, 9.50%, 05/03/27(f)		7,801	7,293,935

			7,635,507

Consumer Finance — 0.1%
Capital One Financial Corp., 5.82%, 02/01/34		8,023	7,230,321
General Motors Financial Co., Inc., 4.00%, 01/15/25		14,339	13,926,371

			21,156,692

Consumer Staples Distribution & Retail — 0.0%
CK Hutchison International 23 Ltd.
4.75%, 04/21/28(e)		640	616,473
4.88%, 04/21/33(e)		405	376,820
CVS Health Corp.
5.25%, 01/30/31		2,808	2,697,990
5.63%, 02/21/53		940	844,869
Frigorifico Concepcion SA, 7.70%, 07/21/28(a)		796	657,894

			5,194,046

Containers & Packaging — 0.1%
Amcor Finance U.S.A., Inc., 5.63%, 05/26/33		2,447	2,349,534
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(a)		2,193	1,828,506
Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc., 5.25%, 04/30/25(a)		2,193	2,137,629
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(a)		4,502	4,343,241
Trivium Packaging Finance BV, 5.50%, 08/15/26(a)		942	878,352

			11,537,262

Diversified REITs — 1.6%
American Tower Corp.
3.80%, 08/15/29		17,483	15,551,305
2.90%, 01/15/30		3,781	3,141,325
2.10%, 06/15/30		9,974	7,762,511
1.88%, 10/15/30		4,797	3,629,999
2.70%, 04/15/31		10,757	8,531,025
2.30%, 09/15/31		10,899	8,271,250
5.65%, 03/15/33		7,407	7,120,104
Crown Castle International Corp.
4.45%, 02/15/26		2,370	2,294,830
3.30%, 07/01/30		14,514	12,249,604
Crown Castle, Inc.
3.10%, 11/15/29		8,664	7,370,278
2.25%, 01/15/31		16,608	12,888,922
2.10%, 04/01/31		15,976	12,187,479
2.50%, 07/15/31		10,502	8,190,311
5.10%, 05/01/33		10,413	9,627,301
Equinix, Inc., 2.15%, 07/15/30		7,739	6,078,455
Freed Corp., 10.00%, 12/07/24(f)		6,841	6,532,959
GLP Capital LP/GLP Financing II, Inc.
5.75%, 06/01/28		12,298	11,791,329
5.30%, 01/15/29		5,053	4,684,233
4.00%, 01/15/30		11,970	10,151,216
4.00%, 01/15/31		5,896	4,908,518
3.25%, 01/15/32		13,159	10,212,553
VICI Properties LP, 4.95%, 02/15/30		15,069	13,787,647
VICI Properties LP/VICI Note Co., Inc.
4.50%, 09/01/26(a)		8,259	7,758,957
4.25%, 12/01/26(a)		23,767	22,144,928
5.75%, 02/01/27(a)		14,148	13,696,221

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified REITs (continued)
VICI Properties LP/VICI Note Co., Inc.
3.75%, 02/15/27(a)	USD	13,619	$12,358,063
4.50%, 01/15/28(a)		5,573	5,085,861
3.88%, 02/15/29(a)		12,680	10,956,958
4.63%, 12/01/29(a)		17,641	15,648,449
4.13%, 08/15/30(a)		20,942	17,808,658

			292,421,249

Diversified Telecommunication Services — 0.8%
AT&T Inc.
5.40%, 02/15/34		2,791	2,612,092
4.50%, 05/15/35		13,502	11,516,844
5.25%, 03/01/37		2,455	2,229,398
4.85%, 03/01/39		1,948	1,648,332
4.50%, 03/09/48		11,703	8,849,878
5.15%, 02/15/50		805	665,295
3.50%, 09/15/53		8,090	4,998,399
3.55%, 09/15/55		2,568	1,572,022
3.80%, 12/01/57		9,687	6,136,964
3.65%, 09/15/59		22,714	13,820,288
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.
8.75%, 05/25/24(a)		554	493,771
(6.00% Cash and 7.00% PIK), 13.00%, 12/31/25(a)(h)(l)(n)		337	233,523
8.00%, 12/31/26(a)(h)(l)		221	13,277
Frontier Florida LLC, Series E, 6.86%, 02/01/28		4,835	4,491,425
Frontier North, Inc., Series G, 6.73%, 02/15/28		1,500	1,380,000
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)		319	201,196
Verizon Communications, Inc.
3.15%, 03/22/30		15,489	13,220,461
7.75%, 12/01/30		1,970	2,193,758
1.75%, 01/20/31		9,024	6,800,108
2.36%, 03/15/32		54,826	41,829,959
4.50%, 08/10/33		2,509	2,233,875
4.40%, 11/01/34		10,959	9,502,735
3.40%, 03/22/41		4,487	3,181,019
2.85%, 09/03/41		3,010	1,945,924
3.00%, 11/20/60		2,500	1,353,626
3.70%, 03/22/61		2,558	1,627,797

			144,751,966

Electric Utilities — 2.7%
AEP Texas, Inc.
3.95%, 06/01/28		6,518	6,037,478
2.10%, 07/01/30		5,906	4,665,485
5.40%, 06/01/33		7,895	7,526,764
3.80%, 10/01/47		2,473	1,678,229
3.45%, 05/15/51		2,926	1,859,023
5.25%, 05/15/52		5,238	4,487,227
Series H, 3.45%, 01/15/50		1,475	950,548
AEP Transmission Co. LLC
3.75%, 12/01/47		2,214	1,602,420
4.25%, 09/15/48		2,124	1,658,126
3.80%, 06/15/49		2,302	1,666,339
3.15%, 09/15/49		3,515	2,254,161
Series M, 3.65%, 04/01/50		8,101	5,740,893
Series O, 4.50%, 06/15/52		7,156	5,797,202
Alabama Power Co.
3.75%, 03/01/45		10,979	7,962,195
3.00%, 03/15/52		3,227	1,950,742
American Transmission Systems, Inc., 2.65%, 01/15/32(a)		9,610	7,596,835

Security		Par (000)	Value

Electric Utilities (continued)
Baltimore Gas & Electric Co.
4.25%, 09/15/48	USD	2,200	$1,694,158
3.20%, 09/15/49		3,823	2,462,108
2.90%, 06/15/50		4,364	2,599,787
4.55%, 06/01/52		3,263	2,617,040
5.40%, 06/01/53		2,141	1,967,524
CenterPoint Energy Houston Electric LLC
2.35%, 04/01/31		3,260	2,625,517
3.95%, 03/01/48		532	401,406
4.25%, 02/01/49		3,381	2,670,004
3.35%, 04/01/51		3,693	2,459,400
4.85%, 10/01/52		1,780	1,546,588
Commonwealth Edison Co.
4.00%, 03/01/49		2,790	2,092,598
3.13%, 03/15/51		6,727	4,228,531
2.75%, 09/01/51		2,450	1,389,457
Series 133, 3.85%, 03/15/52		2,417	1,738,039
Consolidated Edison Co. of New York, Inc.
4.50%, 12/01/45		2,227	1,772,824
4.50%, 05/15/58		2,480	1,882,314
DTE Electric Co.
3.95%, 03/01/49		3,229	2,398,785
3.25%, 04/01/51		6,000	3,863,023
5.40%, 04/01/53		5,605	5,238,942
Series A, 4.05%, 05/15/48		5,713	4,332,181
Duke Energy Carolinas LLC
3.75%, 06/01/45		2,487	1,786,032
3.70%, 12/01/47		5,364	3,825,531
3.95%, 03/15/48		5,124	3,766,870
3.45%, 04/15/51		873	584,284
5.35%, 01/15/53		6,289	5,748,137
Duke Energy Florida LLC
2.50%, 12/01/29		13,021	11,037,110
1.75%, 06/15/30		2,371	1,865,790
4.20%, 07/15/48		2,168	1,677,524
3.00%, 12/15/51		10,810	6,583,079
5.95%, 11/15/52		9,036	8,874,782
Duke Energy Ohio, Inc., 5.65%, 04/01/53		2,105	1,985,361
Duke Energy Progress LLC
3.45%, 03/15/29		7,757	7,033,502
2.50%, 08/15/50		5,236	2,859,041
4.00%, 04/01/52		3,300	2,400,652
5.35%, 03/15/53		13,404	12,183,042
Edison International
4.95%, 04/15/25		7,471	7,321,702
5.75%, 06/15/27		7,303	7,235,421
4.13%, 03/15/28		1,949	1,795,221
5.25%, 11/15/28		11,123	10,701,906
6.95%, 11/15/29		10,001	10,314,128
Engie Energia Chile SA, 3.40%, 01/28/30(e)		250	205,957
Entergy Louisiana LLC, 4.20%, 09/01/48		7,609	5,772,619
Entergy Mississippi LLC, 2.85%, 06/01/28		3,137	2,784,624
Eversource Energy, 5.45%, 03/01/28		8,529	8,430,180
Exelon Corp.
5.10%, 06/15/45		3,704	3,166,978
5.60%, 03/15/53		2,723	2,476,964
FirstEnergy Corp.
2.05%, 03/01/25		1,392	1,306,035
Series B, 4.15%, 07/15/27		9,423	8,758,402
Series B, 2.25%, 09/01/30		2,734	2,119,294
Series C, 3.40%, 03/01/50		4,237	2,633,503

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
FirstEnergy Transmission LLC, 4.55%, 04/01/49(a)	USD	11,626	$9,101,690
Florida Power & Light Co.
3.99%, 03/01/49		6,574	4,939,124
3.15%, 10/01/49		2,743	1,785,448
Generacion Mediterranea SA/Central Termica Roca SA, 9.88%, 12/01/27(a)		1,327	1,144,025
Georgia Power Co., 4.95%, 05/17/33		2,144	2,009,653
India Green Power Holdings, 4.00%, 02/22/27(e)		423	369,825
MidAmerican Energy Co.
3.65%, 08/01/48		3,347	2,385,143
3.15%, 04/15/50		2,450	1,551,060
NextEra Energy Capital Holdings, Inc., 5.75%, 09/01/25		11,840	11,806,752
Northern States Power Co.
4.00%, 08/15/45		1,818	1,365,138
2.90%, 03/01/50		4,953	3,031,561
2.60%, 06/01/51		2,833	1,601,893
3.20%, 04/01/52		3,123	1,997,088
5.10%, 05/15/53		9,359	8,373,681
NRG Energy, Inc.
2.45%, 12/02/27(a)		4,222	3,578,849
7.00%, 03/15/33(a)		605	584,536
Ohio Power Co.
2.60%, 04/01/30		4,526	3,747,738
5.00%, 06/01/33		8,281	7,769,855
4.00%, 06/01/49		3,666	2,671,856
Series Q, 1.63%, 01/15/31		9,259	7,033,558
Series R, 2.90%, 10/01/51		10,633	6,302,634
Pacific Gas & Electric Co.
4.95%, 07/01/50		30,942	23,063,191
3.50%, 08/01/50		6,626	3,944,510
5.25%, 03/01/52		2,175	1,676,261
6.70%, 04/01/53		4,077	3,828,938
PECO Energy Co.
2.80%, 06/15/50		2,832	1,672,731
3.05%, 03/15/51		6,614	4,087,132
2.85%, 09/15/51		7,028	4,159,646
4.38%, 08/15/52		3,510	2,806,601
Public Service Co. of New Hampshire, 5.15%, 01/15/53		6,767	6,096,412
Public Service Electric & Gas Co.
3.65%, 09/01/28		2,811	2,606,570
3.80%, 03/01/46		2,396	1,774,920
3.60%, 12/01/47		2,012	1,439,405
3.85%, 05/01/49		3,410	2,522,066
2.05%, 08/01/50		5,935	3,030,823
3.00%, 03/01/51		2,726	1,703,773
San Diego Gas & Electric Co.
5.35%, 04/01/53		13,150	11,942,447
Series RRR, 3.75%, 06/01/47		3,474	2,463,783
Southern California Edison Co.
5.65%, 10/01/28		2,205	2,201,054
2.85%, 08/01/29		4,532	3,908,835
2.25%, 06/01/30		13,795	11,075,591
2.50%, 06/01/31		8,192	6,511,241
2.75%, 02/01/32		2,548	2,037,391
5.95%, 11/01/32		13,056	13,021,140
5.70%, 03/01/53		587	539,309
Series A, 4.20%, 03/01/29		2,310	2,150,147
Tampa Electric Co., 4.45%, 06/15/49		2,671	2,079,191

Security		Par (000)	Value

Electric Utilities (continued)
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)	USD	18,145	$17,520,944
Union Electric Co., 5.45%, 03/15/53		3,359	3,098,189

			486,760,912

Electrical Equipment — 0.1%
FreeWire Technologies, Inc., 12.59%, 04/26/25(f)		8,230	8,271,406
Otis Worldwide Corp., 5.25%, 08/16/28		6,172	6,066,893

			14,338,299

Energy Equipment & Services — 0.0%
Transocean, Inc., 8.75%, 02/15/30(a)		675	690,648

Financial Services — 0.5%
ABRA Global Finance, (6.00% Cash and 5.50% PIK), 11.50%, 03/02/28(a)(n)		1,399	1,120,204
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)		839	815,231
Avianca Midco 2 Ltd., 9.00%, 12/01/28(a)		1,143	970,316
Azul Investments LLP
5.88%, 10/26/24(a)		979	912,917
5.88%, 10/26/24(e)		819	763,717
Azul Secured Finance LLP, 11.93%, 08/28/28(a)		200	198,176
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(a)		917	828,435
CNH Industrial Capital LLC, 4.20%, 01/15/24		3,283	3,264,525
Credit Suisse U.S.A., Inc., 7.13%, 07/15/32		4,322	4,611,985
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30(a)		1,243	1,196,605
Fortune Star BVI Ltd., 6.85%, 07/02/24(e)		540	492,124
Freedom Mortgage Corp.
8.13%, 11/15/24(a)		1,315	1,315,117
8.25%, 04/15/25(a)		679	679,140
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26(a)		241	234,131
Glencore Funding LLC
6.38%, 10/06/30(a)		12,135	12,102,331
2.63%, 09/23/31(a)		2,308	1,781,355
5.70%, 05/08/33(a)		10,240	9,709,867
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV, 8.50%, 01/15/31(a)	GBP	676	842,314
Lessen Senior Secured Notes, 10.00%, 01/05/28(f)	USD	10,556	9,910,355
Nasdaq, Inc.
5.55%, 02/15/34		6,567	6,267,890
6.10%, 06/28/63		5,989	5,569,694
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/27(a)		410	387,418
5.50%, 08/15/28(a)		1,859	1,639,760
5.13%, 12/15/30(a)		1,626	1,320,193
5.75%, 11/15/31(a)		801	662,605
Oceana 2-Year Note, 12.00%, 07/31/25(f)	AUD	2,009	1,290,136
Oceana 3-Year Note, 12.50%, 07/31/26(f)		3,013	1,933,528
Oceana 4-Year Note, 12.50%, 07/31/27(f)		5,022	3,220,823
Pearl Holding II Ltd., (6.00% Cash or 6.00% PIK), 6.00%(e)(m)(n)	USD	286	7,165
Pearl Holding III Ltd., 9.00%, 10/22/25(e)		228	69,482
RELX Capital, Inc., 3.00%, 05/22/30		2,121	1,815,764
Rocket Mortgage LLC/Rocket Mortgage Co- Issuer, Inc., 3.63%, 03/01/29(a)		1,599	1,321,950
Sun Country Airlines
Series 2019-1B, 4.70%, 12/15/25(f)		1,599	1,551,096
Series 2019-1C, 7.00%, 12/15/23(f)		1,298	1,293,394

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
Sun Country Airlines
Series 2022-1A, 4.84%, 03/15/31(f)	USD	4,029	$3,908,299
United Wholesale Mortgage LLC, 5.50%, 11/15/25(a)		4,793	4,558,995

			88,567,037

Food Products — 0.0%
Gruma SAB de CV, 4.88%, 12/01/24(e)		754	742,358
Grupo Bimbo SAB de CV, 3.88%, 06/27/24(e)		636	624,822
Kernel Holding SA
6.50%, 10/17/24(e)		550	385,352
6.75%, 10/27/27(e)		200	118,702
Minerva Luxembourg SA, 8.88%, 09/13/33(a)		227	224,957
Pilgrim’s Pride Corp., 6.25%, 07/01/33		3,142	2,952,818

			5,049,009

Gas Utilities — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
9.38%, 06/01/28(a)		1,977	2,004,184
Atmos Energy Corp., 5.75%, 10/15/52		3,530	3,455,435
Piedmont Natural Gas Co., Inc., 2.50%, 03/15/31		4,095	3,227,305
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(e)		341	280,472

			8,967,396

Ground Transportation — 0.4%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		3,968	3,939,132
3.55%, 02/15/50		2,780	1,975,563
3.30%, 09/15/51		11,653	7,812,116
2.88%, 06/15/52		3,307	2,034,174
CSX Corp.
4.30%, 03/01/48		2,204	1,742,206
4.75%, 11/15/48		2,004	1,694,513
3.35%, 09/15/49		2,236	1,491,111
4.25%, 11/01/66		3,597	2,682,103
Norfolk Southern Corp.
3.05%, 05/15/50		6,811	4,225,051
4.05%, 08/15/52		9,784	7,257,761
3.70%, 03/15/53		5,911	4,064,312
4.55%, 06/01/53		2,076	1,676,145
Penske Truck Leasing Co. LP/PTL Finance Corp.
5.88%, 11/15/27(a)		7,785	7,649,652
5.70%, 02/01/28(a)		8,756	8,533,604
Ryder System, Inc., 5.25%, 06/01/28		2,234	2,174,221
Union Pacific Corp.
3.95%, 08/15/59		2,062	1,480,483
3.84%, 03/20/60		2,335	1,636,475
3.55%, 05/20/61		3,563	2,326,493
2.97%, 09/16/62		9,550	5,423,827
4.10%, 09/15/67		3,513	2,546,044
3.85%, 02/14/72		2,572	1,754,236
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		2,247	2,121,874

			76,241,096

Health Care Equipment & Supplies — 0.1%
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(a)		215	215,639
Medline Borrower LP, 3.88%, 04/01/29(a)		2,291	1,936,863
Thermo Fisher Scientific, Inc.
4.95%, 11/21/32		6,610	6,353,619
5.09%, 08/10/33		13,482	13,036,371

			21,542,492

Security		Par (000)	Value

Health Care Providers & Services — 0.7%
Elevance Health, Inc.
4.38%, 12/01/47	USD	3,403	$2,707,631
3.13%, 05/15/50		2,814	1,770,006
3.60%, 03/15/51		2,273	1,559,637
6.10%, 10/15/52		3,245	3,265,256
HCA, Inc.
5.38%, 02/01/25		1,370	1,355,501
5.25%, 04/15/25		16,196	15,995,658
5.25%, 06/15/26		16,622	16,272,733
5.38%, 09/01/26		1,827	1,793,017
5.88%, 02/01/29		205	201,675
3.38%, 03/15/29		2,414	2,115,062
4.13%, 06/15/29		4,328	3,918,057
3.50%, 09/01/30		39,195	33,159,970
2.38%, 07/15/31		4,274	3,271,273
Select Medical Corp., 6.25%, 08/15/26(a)		5,720	5,588,332
Tenet Healthcare Corp.
4.25%, 06/01/29		2,390	2,057,187
4.38%, 01/15/30		2,281	1,961,944
UnitedHealth Group, Inc.
3.75%, 10/15/47		5,011	3,685,374
4.45%, 12/15/48		2,372	1,956,711
3.25%, 05/15/51		2,873	1,888,016
4.75%, 05/15/52		8,510	7,256,015
4.95%, 05/15/62		3,673	3,166,151
6.05%, 02/15/63		3,743	3,787,163

			118,732,369

Hotel & Resort REITs — 0.0%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(a)		2,502	2,116,567
Service Properties Trust
4.50%, 03/15/25		1,396	1,306,505
7.50%, 09/15/25		3,867	3,799,076
5.50%, 12/15/27		397	339,290
XHR LP, 4.88%, 06/01/29(a)		385	327,250

			7,888,688

Hotels, Restaurants & Leisure — 0.2%
Affinity Interactive, 6.88%, 12/15/27(a)		1,122	951,208
Caesars Entertainment, Inc., 8.13%, 07/01/27(a)		2,327	2,338,093
Full House Resorts, Inc., 8.25%, 02/15/28(a)		749	655,375
Grupo Posadas SAB de CV, (4.00% Cash and 6.00% PIK), 5.00%, 12/30/27(b)(e)(n)		1,274	1,074,955
HR Ottawa LP, 11.00%, 03/31/31(a)		23,577	23,205,085
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)		1,799	1,531,615
Minor International PCL, 2.70%(e)(m)		500	453,160
REXLot Holdings Ltd., 4.50%, 04/17/19(e)(h)(k)(l)	HKD	1,161	148
Sands China Ltd.
5.38%, 08/08/25	USD	400	386,948
5.65%, 08/08/28		300	281,437
Sonder Holdings, Inc., 7.26%, 01/19/27(f)		10,048	8,615,865
Wynn Macau Ltd., 4.88%, 10/01/24(a)		253	245,537
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		1,412	1,234,267

			40,973,693

Household Durables — 0.2%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.
6.63%, 01/15/28(a)		3,130	2,952,910
4.63%, 08/01/29(a)		573	483,534

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.63%, 04/01/30(a)	USD	1,574	$1,288,468
Beazer Homes U.S.A., Inc., 7.25%, 10/15/29		4,961	4,655,012
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(a)		742	610,718
Century Communities, Inc., 6.75%, 06/01/27		2,837	2,787,956
Landsea Homes Corp., 11.00%, 07/17/28(f)		20,532	19,916,040
M/I Homes, Inc., 4.95%, 02/01/28		2,745	2,473,918
Mattamy Group Corp.
5.25%, 12/15/27(a)		1,432	1,306,888
4.63%, 03/01/30(a)		1,691	1,439,175
New Home Co., Inc. (The), 8.25%, 10/15/27(a)		608	563,648
TRI Pointe Group, Inc.
5.25%, 06/01/27		1,395	1,305,395
5.70%, 06/15/28		179	164,248
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(a)		1,019	884,339

			40,832,249

Household Products — 0.0%
SC Johnson & Son, Inc., 3.35%, 09/30/24(a)		535	520,688

Independent Power and Renewable Electricity Producers — 0.0%
Continuum Energy Levanter Pte Ltd.
4.50%, 02/09/27(a)		969	905,817
4.50%, 02/09/27(e)		275	257,496
SCC Power PLC
(8.00% Cash or 4.00% Cash and 4.00% PIK), 8.00%, 12/31/28(a)(n)		2,752	1,056,880
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32(a)(n)		2,061	239,101
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(e)		405	388,669
Stem, Inc., 0.50%, 12/01/28(a)(k)		622	357,961

			3,205,924

Industrial REITs — 0.1%
Prologis LP, 5.13%, 01/15/34		9,890	9,339,772

Insurance — 0.1%
AIA Group Ltd., 4.95%, 04/04/33(e)		400	378,972
Ambac Assurance Corp., 5.10%(a)(m)		462	660,950
Aon Corp., 3.75%, 05/02/29		1,972	1,787,785
Aon Corp./Aon Global Holdings PLC
2.60%, 12/02/31		6,260	4,943,874
5.00%, 09/12/32		1,924	1,803,553
5.35%, 02/28/33		10,753	10,308,427
Marsh & McLennan Cos., Inc., 2.90%, 12/15/51		3,336	1,992,282
Nippon Life Insurance Co., 6.25%, 09/13/53(e)		500	494,590

			22,370,433

IT Services — 0.2%
Booz Allen Hamilton, Inc., 5.95%, 08/04/33		8,084	7,886,750
Gen Digital, Inc., 7.13%, 09/30/30(a)		500	492,564
Global Payments, Inc.
3.20%, 08/15/29		12,654	10,761,175
5.30%, 08/15/29		3,305	3,151,800
2.90%, 05/15/30		12,851	10,535,591
S&P Global, Inc., 5.25%, 09/15/33(a)		6,646	6,478,057

			39,305,937

Machinery — 0.0%
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28(a)		421	398,897

Security		Par (000)	Value

Machinery (continued)
HTA Group Ltd., 7.00%, 12/18/25(a)	USD	354	$340,559
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(a)		2,530	2,318,817

			3,058,273

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%, 05/01/47		11,429	8,709,166
4.80%, 03/01/50		11,643	8,141,554
3.70%, 04/01/51		3,801	2,211,775
3.90%, 06/01/52		7,524	4,498,441
5.25%, 04/01/53		5,048	3,773,396
6.83%, 10/23/55		3,272	2,891,302
4.40%, 12/01/61		2,169	1,336,316
3.95%, 06/30/62		10,205	5,788,727
Comcast Corp.
2.65%, 02/01/30		5,135	4,337,309
3.40%, 07/15/46		3,610	2,459,066
3.97%, 11/01/47		3,092	2,306,896
2.80%, 01/15/51		3,408	1,994,812
5.50%, 05/15/64		2,137	1,944,550
Cox Communications, Inc., 3.15%, 08/15/24(a)		734	716,163
CSC Holdings LLC
5.25%, 06/01/24		4,985	4,741,947
5.50%, 04/15/27(a)		3,800	3,256,886
DISH DBS Corp., 5.88%, 11/15/24		3,076	2,863,105
DISH Network Corp., 0.00%, 12/15/25(d)(k)		2,118	1,413,765
FactSet Research Systems, Inc., 3.45%, 03/01/32		12,321	10,210,512
Meta Platforms, Inc., 5.75%, 05/15/63		8,049	7,587,346
Nexstar Broadcasting, Inc., 4.75%, 11/01/28(a)		2,080	1,721,635
TWDC Enterprises 18 Corp., 3.00%, 07/30/46		2,572	1,628,588

			84,533,257

Metals & Mining — 0.3%
Anglo American Capital PLC
4.75%, 04/10/27(a)		4,614	4,416,290
2.25%, 03/17/28(a)		3,263	2,773,844
3.88%, 03/16/29(a)		4,539	4,066,944
5.63%, 04/01/30(a)		4,509	4,348,592
2.88%, 03/17/31(a)		9,765	7,747,746
5.50%, 05/02/33(a)		7,338	6,851,858
Arsenal AIC Parent LLC, 8.00%, 10/01/30(a)		196	195,024
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)		1,786	1,764,640
Cleveland-Cliffs, Inc., 6.75%, 04/15/30(a)		5,178	4,839,444
CSN Resources SA, 5.88%, 04/08/32(a)		232	186,992
FMG Resources August 2006 Pty Ltd., 4.38%, 04/01/31(a)		1,539	1,266,274
Metinvest BV
8.50%, 04/23/26(a)		223	157,215
8.50%, 04/23/26(e)		275	193,875
7.65%, 10/01/27(e)		263	172,265
Mineral Resources Ltd., 9.25%, 10/01/28(a)		2,295	2,317,950
Newmont Corp., 2.25%, 10/01/30		6,638	5,284,912
Periama Holdings LLC, 5.95%, 04/19/26(e)		425	402,161
Vedanta Resources Finance II PLC
8.95%, 03/11/25(a)		1,885	1,385,060
8.95%, 03/11/25(e)		598	439,398
Vedanta Resources Ltd., 6.13%, 08/09/24(a)		669	422,440

			49,232,924

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Multi-Utilities — 0.4%
Ameren Illinois Co.
3.80%, 05/15/28	USD	3,603	$3,386,300
3.25%, 03/15/50		3,444	2,261,521
2.90%, 06/15/51		2,647	1,596,488
5.90%, 12/01/52		2,053	2,049,996
Baltimore Gas & Electric Co., 3.75%, 08/15/47		5,433	3,868,883
CenterPoint Energy Resources Corp., 5.25%, 03/01/28		3,723	3,674,098
Consumers Energy Co.
4.63%, 05/15/33		13,246	12,330,635
3.75%, 02/15/50		5,099	3,688,880
3.50%, 08/01/51		4,324	2,999,255
4.20%, 09/01/52		5,270	4,105,221
NiSource, Inc.
3.49%, 05/15/27		2,387	2,212,468
5.25%, 03/30/28		11,546	11,315,522
5.40%, 06/30/33		3,110	2,980,783
Pacific Gas & Electric Co.
3.85%, 11/15/23		3,065	3,056,426
3.25%, 02/16/24		154	152,198
Virginia Electric & Power Co., 4.65%, 08/15/43		4,803	3,946,490

			63,625,164

Oil, Gas & Consumable Fuels — 4.9%
AI Candelaria Spain SA, 7.50%, 12/15/28(e)		267	243,782
Antero Resources Corp.
7.63%, 02/01/29(a)		2,800	2,837,677
5.38%, 03/01/30(a)		11,157	10,271,898
Apache Corp.
5.25%, 02/01/42		5,970	4,673,962
4.75%, 04/15/43		3,264	2,377,376
Buckeye Partners LP
4.35%, 10/15/24		2,500	2,415,423
4.13%, 03/01/25(a)		619	588,002
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28(a)		3,371	3,328,345
Cameron LNG LLC
3.30%, 01/15/35(a)		13,988	11,134,692
3.40%, 01/15/38(a)		12,436	9,805,743
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25		22,450	22,282,970
5.13%, 06/30/27		21,122	20,525,346
3.70%, 11/15/29		13,609	12,072,840
2.74%, 12/31/39		8,932	6,679,256
Cheniere Energy Partners LP
4.50%, 10/01/29		24,818	22,472,034
4.00%, 03/01/31		26,071	22,289,036
3.25%, 01/31/32		22,546	17,919,513
5.95%, 06/30/33(a)		23,319	22,490,476
Chesapeake Energy Corp.
0.00%, 02/15/26(d)(f)(h)(l)		9,090	1
0.00%, 06/15/26(d)(f)(h)(l)		425	—
0.00%, 08/15/26(d)(f)(h)(l)		623	—
Civitas Resources, Inc., 8.38%, 07/01/28(a)		4,301	4,376,267
Colgate Energy Partners III LLC, 5.88%, 07/01/29(a)		796	748,785
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.38%, 02/01/31(a)		18,000	18,332,100
Devon Energy Corp.
5.25%, 09/15/24		7,431	7,374,541
5.85%, 12/15/25		1,567	1,559,030
5.25%, 10/15/27		4,892	4,765,561
5.88%, 06/15/28		1,735	1,729,185

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.
3.25%, 12/01/26	USD	48,600	$45,439,018
3.50%, 12/01/29		48,137	42,714,888
3.13%, 03/24/31		47,287	39,389,193
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(a)		2,171	2,222,062
EIG Pearl Holdings Sarl, 4.39%, 11/30/46(a)		1,643	1,189,516
Enbridge, Inc.
5.70%, 03/08/33		9,791	9,379,764
2.50%, 08/01/33		2,356	1,747,586
Energean Israel Finance Ltd., 8.50%, 09/30/33(a)(e)		355	353,935
Energy Transfer LP
7.60%, 02/01/24		1,907	1,910,425
4.25%, 04/01/24		3,259	3,229,475
3.90%, 05/15/24		5,610	5,535,153
4.05%, 03/15/25		2,850	2,771,404
5.95%, 12/01/25		2,805	2,796,967
5.75%, 02/15/33		3,261	3,134,680
6.50%, 02/01/42		8,142	7,784,381
6.10%, 02/15/42		2,093	1,884,080
5.15%, 02/01/43		1,970	1,565,538
6.13%, 12/15/45		4,188	3,725,233
5.30%, 04/15/47		15,676	12,733,216
5.40%, 10/01/47		9,475	7,814,494
5.00%, 05/15/50		33,162	26,013,845
EQT Corp.
3.13%, 05/15/26(a)		10,651	9,854,202
3.90%, 10/01/27		18,154	16,791,971
5.70%, 04/01/28		7,868	7,711,309
5.00%, 01/15/29		8,195	7,703,382
7.00%, 02/01/30		12,917	13,288,246
3.63%, 05/15/31(a)		12,523	10,593,707
GS Caltex Corp., 5.38%, 08/07/28(e)		1,410	1,377,598
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/24(f)		1,857	1,857,162
Hess Corp.
6.00%, 01/15/40		1,812	1,706,182
5.60%, 02/15/41		3,800	3,431,284
Kinder Morgan Energy Partners LP
6.50%, 02/01/37		2,734	2,673,141
7.50%, 11/15/40		346	363,107
Kinder Morgan, Inc.
4.30%, 03/01/28		21,652	20,377,793
5.20%, 06/01/33		11,376	10,521,932
Leviathan Bond Ltd., 6.75%, 06/30/30(a)(e)		312	286,805
MC Brazil Downstream Trading S.a.r.l, 7.25%, 06/30/31(e)		461	350,631
MC Brazil Downstream Trading S.a.r.l, 7.25%, 06/30/31(a)		923	701,997
MPLX LP, 5.65%, 03/01/53		292	250,913
NGPL PipeCo LLC
4.88%, 08/15/27(a)		9,848	9,296,327
3.25%, 07/15/31(a)		18,793	14,938,763
Northern Oil & Gas, Inc., 8.75%, 06/15/31(a)		1,424	1,434,681
Northwest Pipeline LLC, 4.00%, 04/01/27		13,416	12,665,897
Occidental Petroleum Corp.
7.88%, 09/15/31		6,227	6,738,243
6.45%, 09/15/36		3,573	3,508,454
ONEOK, Inc., 6.63%, 09/01/53		7,827	7,664,239
Permian Resources Operating LLC, 7.00%, 01/15/32(a)		939	926,054

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.
1.90%, 08/15/30	USD	2,877	$2,257,155
2.15%, 01/15/31		2,842	2,242,618
Puma International Financing SA, 5.00%, 01/24/26(e)		1,352	1,227,481
Sabine Pass Liquefaction LLC
5.75%, 05/15/24		3,942	3,933,673
5.63%, 03/01/25		32,075	31,872,859
5.88%, 06/30/26		24,341	24,298,330
5.00%, 03/15/27		11,394	11,053,513
5.90%, 09/15/37		6,418	6,317,359
Shelf Drilling Holdings Ltd.
8.88%, 11/15/24(a)		436	434,910
9.63%, 04/15/29(a)		8,819	8,727,610
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(a)		4,473	4,484,406
SierraCol Energy Andina LLC, 6.00%, 06/15/28(e)		248	196,634
Sitio Royalties Corp., 10.05%, 09/21/26		11,206	11,542,077
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28(a)		1,352	1,355,380
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30		1,688	1,461,762
Targa Resources Corp.
5.20%, 07/01/27		5,555	5,443,469
4.20%, 02/01/33		11,756	9,995,982
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.50%, 07/15/27		1,748	1,761,547
5.00%, 01/15/28		10,917	10,382,067
5.50%, 03/01/30		13,434	12,573,037
4.88%, 02/01/31		15,244	13,653,284
4.00%, 01/15/32		8,104	6,819,354
Texas Eastern Transmission LP
3.50%, 01/15/28(a)		12,268	11,196,973
7.00%, 07/15/32		937	1,002,805
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26		12,137	12,618,658
4.00%, 03/15/28		11,280	10,504,945
4.60%, 03/15/48		6,219	4,926,157
3.95%, 05/15/50		2,211	1,571,681
Transocean Aquila Ltd., 8.00%, 09/30/28(a)		375	375,000
Transocean Titan Financing Ltd., 8.38%, 02/01/28(a)		674	685,795
Vantage Drilling International, 9.50%, 02/15/28(a)		2,145	2,102,100
Venture Global LNG, Inc., 8.13%, 06/01/28(a)		7,465	7,391,417
Viper Energy Partners LP, 5.38%, 11/01/27(a)		25,081	23,757,601
Western Midstream Operating LP, 6.35%, 01/15/29		6,365	6,378,125
Williams Cos., Inc. (The), 3.50%, 10/15/51		2,367	1,509,613

			879,698,091

Paper & Forest Products — 0.0%
Suzano Austria GmbH, 5.00%, 01/15/30		351	318,476

Passenger Airlines — 0.2%
Air Canada Pass-Through Trust
Series 2017-1, Class AA, 3.30%, 01/15/30(a)		1,636	1,431,323
Series 2017-1, Class B, 3.70%, 01/15/26(a)		13	12,130
Allegiant Travel Co.
8.50%, 02/05/24(a)		5,339	5,339,000
7.25%, 08/15/27(a)		1,070	1,007,138
American Airlines Pass-Through Trust
4.00%, 06/15/24(f)		802	790,364
3.50%, 06/15/26(f)		3,569	3,337,295

Security		Par (000)	Value

Passenger Airlines (continued)
American Airlines Pass-Through Trust
Series 2017-1, Class AA, 3.65%, 02/15/29	USD	528	$478,482
Series 2019-1, Class AA, 3.15%, 02/15/32		3,820	3,270,945
American Airlines, Inc., 4.87%, 10/22/23(f)		295	294,607
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		10,553	10,379,483
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)		898	819,233
United Airlines Pass-Through Trust
Series 2014-1, Class A, 4.00%, 04/11/26		2,978	2,828,840
Series 2016-1, Class AA, 3.10%, 07/07/28		468	423,089
Series 2016-2, Class AA, 2.88%, 10/07/28		396	349,328
Series 2016-2, Class B, 3.65%, 10/07/25		161	152,030
Series 2019-2, Class AA, 2.70%, 05/01/32		776	639,770
Series 2020-1, Class B, 4.88%, 01/15/26		2,502	2,422,074

			33,975,131

Personal Care Products — 0.0%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30(a)		415	405,181

Pharmaceuticals — 0.3%
Pfizer Investment Enterprises Pte Ltd.
4.75%, 05/19/33		15,655	14,798,323
5.30%, 05/19/53		23,033	21,401,170
5.34%, 05/19/63		5,829	5,325,050
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30		11,079	8,909,030

			50,433,573

Real Estate Management & Development — 0.0%
Aldar Investment Properties Sukuk Ltd., 4.88%, 05/24/33(e)		685	651,093
Fantasia Holdings Group Co. Ltd.
6.95%, 12/17/21(e)(h)(l)		465	18,600
11.75%, 04/17/22(e)(h)(l)		2,430	97,200
11.88%, 06/01/23(e)(h)(l)		1,093	43,720
12.25%, 10/18/23(h)(l)		200	8,000
10.88%, 01/09/24(h)(l)		2,657	106,280
7.95%, 06/30/24(h)(l)		530	23,182
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		2,299	2,169,089
Forestar Group, Inc.
3.85%, 05/15/26(a)		797	723,431
5.00%, 03/01/28(a)		1,884	1,691,352
Howard Hughes Corp. (The), 5.38%, 08/01/28(a)		2,364	2,082,849
RKPF Overseas 2019 A Ltd., 6.00%, 09/04/25(e)		345	153,525
RKPF Overseas 2020 A Ltd., 5.13%, 07/26/26(e)		400	128,800
Theta Capital Pte Ltd., 8.13%, 01/22/25(e)		500	387,415
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(e)		200	115,500

			8,400,036

Residential REITs — 0.1%
National Retail Properties, Inc., 3.50%, 04/15/51		6,750	4,242,923
Realty Income Corp.
3.10%, 12/15/29		2,947	2,551,682
4.85%, 03/15/30		2,729	2,571,944
3.25%, 01/15/31		2,181	1,832,676

			11,199,225

Semiconductors & Semiconductor Equipment — 0.4%
Broadcom, Inc.
2.60%, 02/15/33(a)		12,892	9,613,359
3.47%, 04/15/34(a)		24,053	18,891,496

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.
3.14%, 11/15/35(a)	USD	10,286	$7,499,334
3.19%, 11/15/36(a)		12,864	9,236,198
Intel Corp.
4.90%, 08/05/52		5,117	4,292,167
5.05%, 08/05/62		2,401	2,009,712
KLA Corp.
5.00%, 03/15/49		2,871	2,519,284
3.30%, 03/01/50		5,345	3,551,997
5.25%, 07/15/62		1,937	1,740,112
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29		6,526	5,969,202
2.50%, 05/11/31		2,304	1,793,733

			67,116,594

Software — 0.4%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29(a)		421	419,442
GoTo Group, Inc., 5.50%, 09/01/27(a)		7,500	4,167,769
MSCI, Inc.
4.00%, 11/15/29(a)		15,500	13,613,687
3.63%, 09/01/30(a)		2,991	2,506,880
3.88%, 02/15/31(a)		2,162	1,831,658
3.63%, 11/01/31(a)		8,174	6,686,959
3.25%, 08/15/33(a)		4,548	3,500,364
Oracle Corp.
3.85%, 07/15/36		6,266	4,954,270
3.60%, 04/01/40		17,772	12,841,009
4.50%, 07/08/44		2,205	1,706,039
4.13%, 05/15/45		14,741	10,685,960
4.00%, 07/15/46		4,079	2,878,312
3.60%, 04/01/50		16,564	10,714,465
3.95%, 03/25/51		5,593	3,834,254
Playtika Holding Corp., 4.25%, 03/15/29(a)		465	388,275

			80,729,343

Specialized REITs — 0.0%
Extra Space Storage LP, 5.50%, 07/01/30		3,695	3,572,957

Specialty Retail — 0.1%
Lowe’s Cos., Inc.
4.50%, 04/15/30		8,234	7,683,216
5.00%, 04/15/40		2,339	2,052,057
2.80%, 09/15/41		15,604	10,078,780

			19,814,053

Technology Hardware, Storage & Peripherals — 0.2%
CA Magnum Holdings, 5.38%, 10/31/26(e)		400	352,936
Dell International LLC/EMC Corp.
6.02%, 06/15/26		4,659	4,677,165
4.90%, 10/01/26		13,002	12,685,425
5.25%, 02/01/28		2,311	2,275,717
EquipmentShare.com, Inc., 9.00%, 05/15/28(a)		7,253	6,971,946
Hewlett Packard Enterprise Co., 5.25%, 07/01/28		6,046	5,902,380
SK Hynix, Inc., 6.38%, 01/17/28(e)		200	199,588
Xerox Holdings Corp., 5.00%, 08/15/25(a)		3,285	3,120,381

			36,185,538

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co. (The), 5.63%, 03/15/27(a)		105	100,984

Tobacco — 0.4%
Altria Group, Inc.
4.80%, 02/14/29		17,196	16,354,894
4.50%, 05/02/43		5,369	3,990,898
5.38%, 01/31/44		6,241	5,594,202

Security		Par (000)	Value

Tobacco (continued)
BAT Capital Corp.
4.54%, 08/15/47	USD	5,190	$3,572,493
4.76%, 09/06/49		12,262	8,623,535
3.98%, 09/25/50		6,445	4,044,896
7.08%, 08/02/53		7,310	6,905,449
Philip Morris International, Inc., 5.13%, 11/17/27		16,186	15,849,175
Reynolds American, Inc., 5.85%, 08/15/45		3,057	2,532,204

			67,467,746

Wireless Telecommunication Services — 0.5%
Digicel Group Holdings Ltd., (5.00% Cash and 3.00% PIK or 8.00% PIK), 8.00%, 04/01/25(a)(h)(l)(n)		1,101	187,140
Kenbourne Invest SA
6.88%, 11/26/24(a)		1,190	991,270
6.88%, 11/26/24(e)		280	233,240
4.70%, 01/22/28(a)		285	175,132
4.70%, 01/22/28(e)		251	154,239
Millicom International Cellular SA
6.63%, 10/15/26(a)		495	464,275
5.13%, 01/15/28(e)		275	230,786
Sprint LLC
7.13%, 06/15/24		36,385	36,606,330
7.63%, 02/15/25		24,264	24,619,565
7.63%, 03/01/26		5,814	5,975,152
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.15%, 03/20/28(a)		315	309,471
T-Mobile U.S.A., Inc., 3.88%, 04/15/30		17,826	15,793,318
Vodafone Group PLC, 5.75%, 02/10/63		900	789,014

			86,528,932

Total Corporate Bonds — 24.3% (Cost: $4,734,186,435)			4,397,086,888

Fixed Rate Loan Interests
Real Estate Management & Development — 0.0%
OD Intermediate SUBI Holdco II LLC, Closing Date Advance, 10.00%, 04/01/26(f)		7,735,779	7,240,690

Software — 0.0%
Avaya, Inc., Tranche B-3 Term Loan, 14.56%, 12/15/27(c)		127,872	31,968

Total Fixed Rate Loan Interests — 0.0% (Cost: $7,692,654)			7,272,658

Security		Par (000)	Value

Floating Rate Loan Interests

Beverages — 0.0%
City Brewing Co. LLC, Closing Date Term Loan (First Lien), (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.07%, 04/05/28(c)	USD	2,126	1,386,967
Naked Juice LLC, Initial Loan (Second Lien), (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.49%, 01/24/30(c)		460	371,307
Triton Water Holdings, Inc., Initial Term Loan (First Lien), (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.90%, 03/31/28(c)		986	959,283

			2,717,557

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products — 0.0%
Cornerstone Building Brands, Inc., Tranche B Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 04/12/28(c)	USD	996	$969,206
CP Iris Holdco I, Inc., Initial Term Loan (First Lien), (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 10/05/28		4	3,944

			973,150

Chemicals — 0.1%
Aruba Investments Holdings LLC, Initial Dollar Term Loan (First Lien), (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.42%, 11/24/27(c)		1,074	1,050,749
Bakelite U.S. Holdco, Inc., Initial Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.54%, 05/27/29(c)		4,257	4,203,368
Flexsys Holdings, Inc., Initial Term Loan (First Lien), (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 10.90%, 11/01/28(c)		2,277	2,129,294
SCIH Salt Holdings, Inc., Incremental Term B-1 Loan (First Lien), (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.63%, 03/16/27(c)		2,218	2,202,683

			9,586,094

Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC (FKA USAGM Holdco LLC), Initial U.S. Dollar Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 05/14/28(c)		3,710	3,578,305
Alorica, Inc., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.88%), 12.19%, 12/21/27(c)(f)		5,257	5,151,806
American Auto Auction Group LLC, Tranche B Term Loan (First Lien), (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 12/30/27(c)		1,551	1,465,571
DRI Holding, Inc., Closing Date Term Loan (First Lien), (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.67%, 12/21/28(c)		3,130	2,852,513
DS Parent, Inc., Term B-1 Loan, (6-mo. CME Term SOFR at 0.00% Floor + 5.75%), 11.34%, 12/10/28(c)(o)		2,075	2,044,271
Interface Security Systems LLC, Initial Term Loan, (1-mo. CME Term SOFR at 1.75% Floor + 7.00%), 12.42%, 08/07/24(c)(f)		6,757	5,608,697
ProFrac Holdings II LLC, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.78%, 03/04/25(c)		5,102	5,095,836
Signal Parent, Inc., Initial Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.92%, 04/01/28(c)		3,367	2,834,313

			28,631,312

Construction & Engineering — 0.1%
DuPont Hotel Project Owner LLC, Loan, (1-mo. CME Term SOFR at 1.00% Floor + 2.50%), 7.94%, 04/01/25(f)		12,000	11,749,545
Orion Group
Term Loan, 1.00%, 03/19/27(c)(o)		1,058	1,049,167
Term Loan, 6.25%, 03/19/27(c)(o)		2,333	2,315,291
Term Loan, 6.25%, 03/19/27(c)(o)		1,244	1,234,822
Term Loan, 6.50%, 03/19/27(c)(o)		237	234,938
Term Loan, 11.65%, 03/19/27(c)(o)		401	398,892
Term Loan, 11.65%, 03/19/27(c)(o)		40	39,847

Security		Par (000)	Value

Construction & Engineering (continued)
Orion Group
Term Loan, 11.65%, 03/19/27(c)(o)	USD	203	$201,748
Term Loan, 11.65%, 03/19/27(c)(o)		2,370	2,354,381

			19,578,631

Consumer Finance — 0.0%
Crédito Real SAB de CV, SOFOM, ENR (Marevalley Corp.), Term B Loan, (1-mo. LIBOR at 0.00% Floor + 3.75%), 5.25%, 06/26/26(f)(h)(l)(o)		571	62,755

Diversified Telecommunication Services — 0.0%
Connect Finco S.a.r.l., Amendment No. 1 Refinancing Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.82%, 12/12/26(c)		2,446	2,392,971
Level 3 Financing, Inc., Tranche B 2027 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 7.18%, 03/01/27(c)		1,084	1,021,941

			3,414,912

Electronic Equipment, Instruments & Components — 0.0%
Emerald Technologies (U.S.) Acquisitionco, Inc., Term B Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.82%, 12/29/27(c)(f)		1,607	1,519,006
Robertshaw U.S. Holding Corp., Fifth-Out Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.39%, 02/28/27(c)(f)		1,795	394,900

			1,913,906

Financial Services — 0.7%
621 17th Street Operating Co. LLC (633 17th Street Operating Co. LLC), Loan, (1-mo. LIBOR at 0.00% Floor + 4.00%), 0.00%, 11/15/23(f)(h)(l)		7,082	2,882,812
Aspen Owner LLC, Advance, (1-mo. CME Term SOFR at 0.10% Floor + 2.90%), 8.23%, 02/09/27(c)(f)		15,899	15,349,632
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.17%), 7.50%, 03/09/24(c)(f)		16,743	15,740,648
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.21%), 7.54%, 01/09/25(c)(f)		12,143	9,558,105
Caliber Home Loans, Inc., Advances, (1-mo. SOFR at 0.00% Floor + 3.25%), 8.66%, 07/15/26(c)(f)		15,659	15,690,280
HLP Hotel LLC, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 3.55%), 8.99%, 09/09/26(c)(f)		12,200	11,975,083
HP LQ Investment LP, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 8.44- 7.70%%, 12/09/26(c)(f)		10,317	10,024,163
Mensa II Austin Hotel LP, Promissory Note A-3, (1-mo. CME Term SOFR at 0.25% Floor + 3.59%), 8.92%, 06/01/26(c)(f)		13,166	12,780,090
Project Pearl Pasco Holdings LLC, Advance, (1- mo. CME Term SOFR at 0.00% Floor + 2.86%), 8.20%, 09/15/24(c)(f)		22,795	22,719,140

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
The Vinoy St. Petersburg, Note A, (1-mo. CME Term SOFR at 0.39% Floor + 2.67%), 7.99%, 06/09/26(c)(f)	USD	14,628	$13,986,809
Woof Holdings, Inc., Initial Term Loan (First Lien), (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.40%, 12/21/27(c)		807	636,962

			131,343,724

Food Products — 0.0%
BCPE North Star U.S. Holdco 2, Inc., Initial Term Loan (First Lien), (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.43%, 06/10/28(c)		4,886	4,348,348
Shearer’s Foods LLC, Refinancing Term Loan (First Lien), (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 09/23/27(c)		962	959,902

			5,308,250

Health Care Providers & Services — 0.0%
Medical Solutions Holdings, Inc., Initial Term Loan (Second Lien), (3-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.52%, 11/01/29(c)		1,587	1,416,397

Hotels, Restaurants & Leisure — 0.3%
Aimbridge Acquisition Co., Inc.
2021 Term Loan (First Lien), (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 10.18%, 02/02/26(c)		873	843,233
Initial Term Loan (2019) (First Lien), (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 9.18%, 02/01/26(c)		1,664	1,593,313
Bally’s Corp., Term B Facility Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.84%, 10/01/28(c)		11,617	11,368,130
CML Terranea Resort (AKA Long Point Development LLC), Refinancing Debt, (1-mo. CME Term SOFR at 0.00% Floor + 4.35%), 9.68%, 01/01/28(c)(f)		7,500	7,500,000
ECL Entertainment LLC, Term B Facility Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.14%, 08/31/30(c)		4,905	4,890,677
Fertitta Entertainment LLC, Initial B Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 01/27/29(c)		7,271	7,189,236
HRNI Holdings LLC (FKA Spectacle Gary Holdings LLC), Term B Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.77%, 12/10/28(c)		8,609	8,369,641
Maverick Gaming LLC, Term B Facility Loan, (3- mo. CME Term SOFR at 1.00% Floor + 7.50%), 13.18%, 09/03/26(c)		2,773	2,052,115
Sodalite Tahoe Hotel LLC (AKA Lake Tahoe), Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.90%), 8.34%, 10/25/26(c)(f)		8,946	8,599,348

			52,405,693

Household Products — 0.0%
Conair Holdings LLC, Initial Term Loan (First Lien), (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.40%, 05/17/28(c)		536	512,685

Security		Par (000)	Value

Household Products (continued)
Kronos Acquisition Holdings, Inc., Initial Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.57%, 12/22/26(c)	USD	729	$728,734
SWF Holdings I Corp., Initial Term Loan (First Lien), (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.43%, 10/06/28(c)		1,961	1,663,690

			2,905,109

IT Services — 0.0%
CoreWeave Compute Acquisition Co. II LLC, Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 8.75%), 14.07%, 12/31/26(c)(f)		718	705,000
GoTo Group, Inc., Initial Term Loan (First Lien), (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 10.27%, 08/31/27(c)		1,587	1,046,483

			1,751,483

Leisure Products — 0.0%
J & J Ventures Gaming LLC, Initial Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.65%, 04/26/28(c)		1,894	1,803,811

Machinery — 0.0%
Apex Tool Group LLC, Initial Term Loan (First Lien), (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.67%, 02/08/29(c)		2,881	2,618,131
Hydrofarm Holdings Group, Inc., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.50%), 10.93%, 10/25/28(c)(f)		2,248	1,798,368

			4,416,499

Media — 0.0%
DirecTV Financing LLC, Closing Date Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.43%, 08/02/27(c)		1,883	1,837,986
Gray Television, Inc., Term D Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 8.44%, 12/01/28(c)		3,037	2,957,601

			4,795,587

Metals & Mining — 0.0%
American Rock Salt Co. LLC, Initial Loan (First Lien), (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.43%, 06/11/28(c)		548	505,865

Oil, Gas & Consumable Fuels — 0.0%
DT Midstream, Inc., Term B Loan, (1-mo. LIBOR at 0.50% Floor + 2.00%), 7.32%, 06/10/28(c)(o)		734	734,681

Passenger Airlines — 0.0%
WestJet Airlines Ltd., Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.42%, 12/11/26(c)		3	2,530

Personal Care Products — 0.0%
AI Mansart (Luxembourg) Bidco S.C.S., Facility A, (3-mo. LIBOR at 0.00% Floor), 5.67%, 06/23/28(c)		664	644,080

Professional Services — 0.0%
Vaco Holdings LLC, Initial Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.59%, 01/21/29(c)		1,640	1,570,158

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 0.1%
ConnectWise LLC, Initial Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.93%, 09/30/28(c)		2,192	$2,153,737
EIS Group Ltd., Closing Date Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.32%, 07/08/28(c)(f)	USD	12,826	12,393,360
EIS Group, Ltd., Revolving Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.33%, 07/08/28(c)(f)(o)		1,283	1,239,336

			15,786,433

Specialty Retail — 0.0%
Fanatics Commerce Intermediate Holdco LLC, Term B Loan, (3-mo. LIBOR at 0.50% Floor + 3.25%), 3.25%, 11/23/28(c)(o)		1,616	1,611,071
Park River Holdings, Inc., Initial Term Loan (First Lien), (3-mo. LIBOR at 0.75% Floor + 3.25%), 8.52%, 12/28/27(c)		524	505,222

			2,116,293

Technology Hardware, Storage & Peripherals — 0.1%
Redstone Holdco 2 LP
Initial Loan (Second Lien), (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.18%, 08/06/29(c)		4,728	3,025,920
Initial Term Loan (First Lien), (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.18%, 04/27/28(c)		4,319	3,679,589

			6,705,509

Textiles, Apparel & Luxury Goods — 0.0%
Tory Burch LLC, Initial Term B Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.68%, 04/16/28(c)		2,201	2,167,489

Transportation Infrastructure — 0.1%
Green Plains Operating Co. LLC, Loan, (3-mo. LIBOR at 0.00% Floor + 8.00%), 13.67%, 07/20/26(c)(f)		6,244	6,134,754

Total Floating Rate Loan Interests — 1.7% (Cost: $330,995,815)			309,392,662

Foreign Agency Obligations

Argentina — 0.0%
YPF SA
6.95%, 07/21/27(e)		487	388,324
8.50%, 06/27/29(e)		157	125,486
7.00%, 09/30/33(b)(e)		827	625,231
7.00%, 12/15/47(a)		664	421,640

			1,560,681

Brazil — 0.0%
Banco do Brasil SA, 6.25%, 04/18/30(a)		292	283,203

Chile — 0.0%
Empresa Nacional del Petroleo, 3.75%, 08/05/26(e)		426	394,923

Colombia — 0.1%
Ecopetrol SA
4.13%, 01/16/25		403	388,178
6.88%, 04/29/30		2,730	2,481,570
8.88%, 01/13/33		1,236	1,204,142
Oleoducto Central SA, 4.00%, 07/14/27(e)		670	596,970

			4,670,860

Security		Par (000)	Value

Hungary — 0.0%
MFB Magyar Fejlesztesi Bank Zrt, 6.50%, 06/29/28(e)	USD	825	$817,039

India — 0.0%
Export-Import Bank of India, 3.88%, 03/12/24(e)		300	297,120
REC Ltd., 5.63%, 04/11/28(e)		200	194,760

			491,880

Indonesia — 0.0%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(e)		420	386,400
Freeport Indonesia PT, 4.76%, 04/14/27(e)		385	365,230
Pertamina Geothermal Energy PT, 5.15%, 04/27/28(e)		510	496,669
Pertamina Persero PT, 3.65%, 07/30/29(e)		401	357,026

			1,605,325

Malaysia — 0.0%
Khazanah Capital Ltd., 4.88%, 06/01/33(e)		885	831,847
Khazanah Global Sukuk Bhd, 4.69%, 06/01/28(e)		895	866,995

			1,698,842

Mexico — 0.1%
Comision Federal de Electricidad, 4.88%, 01/15/24(e)		1,107	1,097,724
Petroleos Mexicanos
4.88%, 01/18/24		1,107	1,097,779
7.19%, 09/12/24	MXN	25,657	1,388,087
3.63%, 11/24/25(e)	EUR	152	143,701
6.88%, 08/04/26	USD	5,934	5,435,188
8.75%, 06/02/29		2,148	1,894,729
6.70%, 02/16/32		198	146,619
5.50%, 06/27/44		600	328,524

			11,532,351

Morocco — 0.0%
OCP SA, 4.50%, 10/22/25(e)		761	731,595

Oman — 0.0%
EDO Sukuk Ltd., 5.88%, 09/21/33(a)		412	406,850

Poland — 0.0%
Bank Gospodarstwa Krajowego, 5.38%, 05/22/33(a)		1,968	1,849,920

Saudi Arabia — 0.0%
Gaci First Investment Co.
5.00%, 10/13/27(e)		1,720	1,676,054
4.75%, 02/14/30(e)		1,635	1,555,245

			3,231,299

South Korea — 0.0%
Korea National Oil Corp.
4.75%, 04/03/26(e)		200	195,912
4.88%, 04/03/28(e)		200	194,710

			390,622

Total Foreign Agency Obligations — 0.2% (Cost: $30,605,467)			29,665,390

Foreign Government Obligations

Angola — 0.0%
Republic of Angola, 8.75%, 04/14/32(a)		1,078	864,243

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Argentina — 0.0%
Republic of Argentina
3.63%, 07/09/35(b)	USD	1,512	$374,946
4.25%, 01/09/38(b)		1,278	373,955

			748,901

Bahrain — 0.0%
Kingdom of Bahrain, 5.45%, 09/16/32(e)		200	173,644

Benin — 0.0%
Republic of Benin
4.88%, 01/19/32(e)	EUR	295	230,869
6.88%, 01/19/52(e)		294	206,697

			437,566

Chile — 0.0%
Republic of Chile, 4.34%, 03/07/42	USD	200	161,234

Colombia — 0.1%
Colombian TES
7.50%, 08/26/26	COP	23,303,000	5,243,825
5.75%, 11/03/27		14,812,000	3,019,424
Republic of Colombia
4.50%, 01/28/26	USD	267	254,972
3.88%, 04/25/27		200	181,678
3.13%, 04/15/31		337	248,874
8.00%, 04/20/33		1,056	1,043,296
4.13%, 05/15/51		1,020	566,100

			10,558,169

Côte d’Ivoire — 0.0%
Republic of Cote d’Ivoire
6.38%, 03/03/28(e)		481	448,965
5.88%, 10/17/31(e)	EUR	100	87,177
4.88%, 01/30/32(e)		215	172,250
6.13%, 06/15/33(e)	USD	400	330,868
6.88%, 10/17/40(e)	EUR	252	196,629
6.63%, 03/22/48(e)		239	173,522

			1,409,411

Czechia — 0.1%
Czech Republic
5.50%, 12/12/28	CZK	110,660	4,955,469
5.00%, 09/30/30		59,700	2,620,955
4.20%, 12/04/36(e)		19,790	799,609

			8,376,033

Dominican Republic — 0.0%
Dominican Republic
6.88%, 01/29/26(e)	USD	251	250,418
5.95%, 01/25/27(e)		353	341,153
4.50%, 01/30/30(a)		403	340,604
7.05%, 02/03/31(a)		150	144,685
4.88%, 09/23/32(a)		647	525,163
4.88%, 09/23/32(e)		186	150,974
5.30%, 01/21/41(e)		186	136,476

			1,889,473

Egypt — 0.0%
Arab Republic of Egypt
6.38%, 04/11/31(e)	EUR	361	212,066
7.63%, 05/29/32(e)	USD	321	184,443
8.50%, 01/31/47(e)		403	214,485
7.90%, 02/21/48(e)		411	209,848
7.50%, 02/16/61(a)		200	100,398
7.50%, 02/16/61(e)		1,024	514,038

			1,435,278

Security		Par (000)	Value

Ghana — 0.0%
Republic of Ghana
7.63%, 05/16/29(e)(h)(l)	USD	1,133	$498,871
8.95%, 03/26/51(e)(h)(l)		446	188,507

			687,378

Guatemala — 0.0%
Republic of Guatemala
4.50%, 05/03/26(e)		200	189,426
5.25%, 08/10/29(a)		61	56,124
7.05%, 10/04/32(a)		290	291,015
3.70%, 10/07/33(e)		200	153,052
4.65%, 10/07/41(a)		222	163,398

			853,015

Hungary — 0.0%
Hungarian People’s Republic
5.38%, 03/25/24		16	15,960
5.25%, 06/16/29(a)		200	190,868

			206,828

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(a)		200	192,622
Republic of Indonesia
4.10%, 04/24/28		200	188,554
2.85%, 02/14/30		2,600	2,209,974
6.75%, 01/15/44(e)		400	432,700
3.05%, 03/12/51		11,595	7,494,080

			10,517,930

Jordan — 0.0%
Kingdom of Jordan, 5.85%, 07/07/30(e)		511	452,148

Kenya — 0.0%
Republic of Kenya, 8.00%, 05/22/32(e)		400	310,000

Mexico — 0.4%
United Mexican States
7.50%, 06/03/27	MXN	82,900	4,348,058
3.75%, 01/11/28	USD	200	184,946
8.50%, 05/31/29	MXN	249,397	13,420,607
2.66%, 05/24/31	USD	27,026	21,334,054
8.50%, 11/18/38	MXN	113,408	5,759,064
4.50%, 01/31/50	USD	25,868	18,615,130
6.34%, 05/04/53		825	748,687

			64,410,546

Morocco — 0.0%
Kingdom of Morocco
5.95%, 03/08/28(a)		200	196,714
6.50%, 09/08/33(a)		2,124	2,083,602
6.50%, 09/08/33(e)		255	250,150
4.00%, 12/15/50(e)		417	257,093

			2,787,559

Nigeria — 0.0%
Republic of Nigeria
7.88%, 02/16/32(e)		323	253,952
7.38%, 09/28/33(e)		1,108	816,729
7.63%, 11/28/47(e)		701	464,195
9.25%, 01/21/49(e)		523	401,654

			1,936,530

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oman — 0.0%
Sultanate of Oman
6.50%, 03/08/47(e)	USD	400	$356,420
6.75%, 01/17/48(e)		426	390,433

			746,853

Panama — 0.1%
Republic of Panama
3.88%, 03/17/28		17,669	16,223,146
3.16%, 01/23/30		272	227,974
6.40%, 02/14/35		1,815	1,754,016
6.85%, 03/28/54		1,007	934,657
4.50%, 04/01/56		10,739	7,034,045

			26,173,838

Peru — 0.0%
Republic of Peru
2.78%, 01/23/31		171	139,722
1.86%, 12/01/32		326	234,893
3.55%, 03/10/51		9,365	6,149,715

			6,524,330

Philippines — 0.1%
Republic of the Philippines
3.00%, 02/01/28		11,468	10,400,903
3.20%, 07/06/46		15,450	10,140,144

			20,541,047

Poland — 0.0%
Republic of Poland
4.88%, 10/04/33		87	80,660
4.25%, 02/14/43(e)	EUR	59	57,617
5.50%, 04/04/53	USD	135	121,848

			260,125

Qatar — 0.0%
State of Qatar, 4.00%, 03/14/29(e)		200	190,256

Romania — 0.0%
Romania
5.25%, 11/25/27(a)		92	89,338
2.13%, 03/07/28(e)	EUR	1,275	1,167,915
2.88%, 03/11/29(e)		190	175,549
2.50%, 02/08/30(e)		200	172,860
2.12%, 07/16/31(e)		237	185,290

			1,790,952

Russian Federation — 0.0%
Russian Federation, 6.10%, 07/18/35(h)(l)	RUB	363,972	924,074

Saudi Arabia — 0.0%
Kingdom of Saudi Arabia
4.50%, 04/17/30(e)	USD	200	190,552
5.00%, 01/18/53(a)		200	165,754
3.45%, 02/02/61(e)		1,877	1,145,702

			1,502,008

Senegal — 0.0%
Republic of Senegal
4.75%, 03/13/28(e)	EUR	184	165,655
6.25%, 05/23/33(e)	USD	200	160,112
5.38%, 06/08/37(e)	EUR	283	191,582
6.75%, 03/13/48(e)	USD	294	196,610

			713,959

South Africa — 0.0%
Republic of South Africa 4.85%, 09/30/29		240	205,485

Security		Par (000)	Value

South Africa (continued)
Republic of South Africa
5.88%, 04/20/32	USD	296	$251,319
5.00%, 10/12/46		513	316,403

			773,207

Sri Lanka — 0.0%
Republic of Sri Lanka
6.85%, 03/14/24(e)(h)(l)		628	296,542
5.75%, 04/18/24(h)(l)		200	94,680
6.35%, 06/28/24(e)(h)(l)		459	217,226
6.83%, 07/18/26(e)(h)(l)		200	95,598

			704,046

Ukraine — 0.0%
Ukraine Government
7.75%, 09/01/25(e)(h)(l)		105	34,388
7.75%, 09/01/28(e)(h)(l)		424	120,840
7.75%, 09/01/29(e)(h)(l)		1,941	551,244
4.38%, 01/27/32(e)(h)(l)	EUR	1,274	316,530
7.38%, 09/25/34(e)(h)(l)	USD	3,504	916,296
7.38%, 09/25/34(a)(h)(l)		728	190,372
7.25%, 03/15/35(a)(h)(l)		1,173	306,739
7.25%, 03/15/35(e)(h)(l)		1,150	300,725
7.75%, 08/01/41(c)(e)(h)(l)		1,664	761,280

			3,498,414

Uruguay — 0.1%
Oriental Republic of Uruguay
4.38%, 10/27/27		5,923	5,841,629
5.75%, 10/28/34		189	192,942
5.10%, 06/18/50		6,207	5,499,358

			11,533,929

Total Foreign Government Obligations — 1.0% (Cost: $224,729,375)			184,092,924

		Shares

Investment Companies

Equity Funds — 0.0%
Formentera Partners Fund II LP(f)(p)(q)		—	2,580,111
SPDR S&P Regional Banking ETF(i)		35,324	1,475,484

			4,055,595

Fixed-Income Funds — 0.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(i)(r)		239,000	24,382,780
Vanguard Long-Term Corporate Bond ETF(i)		19,000	1,360,780

			25,743,560

Total Investment Companies — 0.2% (Cost: $31,145,421)			29,799,155

		Par (000)

Municipal Bonds

California — 0.3%
Bay Area Toll Authority, RB, Series S1, 7.04%, 04/01/50	USD	9,275	10,669,972
Los Angeles Community College District, GO, 6.60%, 08/01/42		3,990	4,361,749
Los Angeles Unified School District
GO, 5.75%, 07/01/34		555	558,912
GO, 6.76%, 07/01/34		9,940	10,746,484

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

California (continued)
State of California
GO, 7.55%, 04/01/39	USD	4,000	$4,686,226
Refunding GO, 4.60%, 04/01/38		22,215	20,050,327
University of California, RB, 4.86%, 05/15/2112		2,467	2,028,078

			53,101,748

Georgia — 0.0%
Municipal Electric Authority of Georgia, RB, 6.64%, 04/01/57		3,223	3,391,473

Illinois — 0.1%
State of Illinois, GO, 5.10%, 06/01/33		17,635	16,736,426

Massachusetts — 0.0%
Massachusetts HFA, RB, Series A, 4.50%, 12/01/48		965	815,309

New Jersey — 0.0%
New Jersey Turnpike Authority, RB, Series F, 7.41%, 01/01/40		4,596	5,359,733

New York — 0.1%
Metropolitan Transportation Authority
RB, 5.87%, 11/15/39		985	938,568
RB, 6.67%, 11/15/39		3,060	3,132,755
RB, Series E, 6.81%, 11/15/40		1,025	1,074,182
New York City Water & Sewer System
RB, 6.01%, 06/15/42		2,430	2,498,045
RB, 5.88%, 06/15/44		1,665	1,685,844
New York State Dormitory Authority, RB, Series H, 5.39%, 03/15/40		1,470	1,414,766
Port Authority of New York & New Jersey
RB, 5.65%, 11/01/40		2,780	2,760,935
RB, 4.96%, 08/01/46		5,020	4,559,366
RB, 4.93%, 10/01/51		1,400	1,264,399

			19,328,860

Ohio — 0.0%
American Municipal Power, Inc., RB, Series B, 8.08%, 02/15/50		3,555	4,421,361

Texas — 0.1%
City of San Antonio, TX Electric & Gas Systems Revenue, RB, 5.81%, 02/01/41		4,375	4,386,713
State of Texas, GO, 5.52%, 04/01/39		5,715	5,688,171

			10,074,884

Total Municipal Bonds — 0.6% (Cost: $135,505,812)			113,229,794

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 4.0%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A1, 4.51%, 11/25/35(c)		3,820	2,783,666
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d)		37	18,007
Series 2019-E, Class C, 0.00%, 09/25/59(a)(d)		156	257,666
Series 2020-C, Class A, 2.25%, 09/27/60(a)(b)		513	506,965
Series 2020-C, Class B, 5.00%, 09/27/60(a)(b)		2,981	2,869,484
Series 2020-C, Class C, 0.00%, 09/27/60(a)(d)		9,346	8,445,994
Series 2020-D, Class A, 2.25%, 06/25/60(a)(b)		3,593	3,463,754
Series 2020-D, Class B, 5.00%, 06/25/60(a)(b)		4,238	4,079,925
Series 2020-D, Class C, 0.00%, 06/25/60(a)(d)		9,998	9,292,911
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)		10,890	10,223,489
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)		3,277	3,051,910

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Ajax Mortgage Loan Trust
Series 2021-C, Class C, 0.00%, 01/25/61(a)(d)	USD	8,224	$9,129,326
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)		23,150	21,247,685
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)		5,836	5,429,784
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)(d)		8,540	9,493,111
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)		23,270	19,575,984
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)		4,422	3,518,576
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)		2,669	2,098,475
Series 2021-E, Class B3, 4.08%, 12/25/60(a)(c)		7,641	3,197,716
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)		1,744	1,353,195
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)(d)		94	43,479
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)		41,452	37,099,192
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)		6,403	5,948,534
Series 2021-F, Class C, 0.00%, 06/25/61(a)(d)		11,879	10,786,876
Series 2022-A, Class A1, 3.50%, 10/25/61(a)(b)		21,480	20,167,309
Series 2022-A, Class A2, 3.00%, 10/25/61(a)(c)		1,244	1,025,956
Series 2022-A, Class A3, 3.00%, 10/25/61(a)(c)		664	536,711
Series 2022-A, Class B, 3.00%, 10/25/61(a)		4,977	3,380,082
Series 2022-A, Class C, 3.00%, 10/25/61(a)		2,473	3,638,099
Series 2022-A, Class M1, 3.00%, 10/25/61(a)		726	572,131
Series 2022-A, Class M2, 3.00%, 10/25/61(a)		3,256	2,467,645
Series 2022-A, Class M3, 3.00%, 10/25/61(a)		208	151,579
Series 2022-B, Class A1, 3.50%, 03/27/62(a)(b)		23,379	21,448,408
Series 2022-B, Class A2, 3.00%, 03/27/62(a)(c)		937	704,930
Series 2022-B, Class A3, 3.00%, 03/27/62(a)(c)		804	592,549
Series 2022-B, Class B, 3.00%, 03/27/62(a)		4,464	2,697,216
Series 2022-B, Class C, 3.00%, 03/27/62(a)(f)		3,025	2,626,257
Series 2022-B, Class M1, 3.00%, 03/27/62(a)		603	433,039
Series 2022-B, Class M2, 3.00%, 03/27/62(a)		2,991	2,059,315
Series 2023-A, Class A1, 3.50%, 07/25/62(a)(b)		29,120	26,606,073
Series 2023-A, Class A2, 3.00%, 07/25/62(a)(c)		1,258	1,014,537
Series 2023-A, Class A3, 2.50%, 07/25/62(a)(c)		713	537,688
Series 2023-A, Class B, 2.50%, 07/25/62(a)(c)		4,194	2,728,417
Series 2023-A, Class C, 2.50%, 07/25/62(a)(c)		2,301	2,250,647
Series 2023-A, Class M1, 2.50%, 07/25/62(a)(c)		2,160	1,579,133
Series 2023-C, Class A1, 3.50%, 05/25/63(a)(b)		26,816	24,594,758
Series 2023-C, Class A2, 3.00%, 05/25/63(a)(c)		1,567	1,225,951
Series 2023-C, Class A3, 2.50%, 05/25/63(a)(c)		836	612,700
Series 2023-C, Class C, 2.50%, 05/25/63(a)(c)		6,602	5,195,598
Series 2023-C, Class M1, 2.50%, 05/25/63(a)(c)		731	520,641
Series 2023-C, Class M2, 2.50%, 05/25/63(a)(c)		4,534	2,955,524
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11, (12-mo. Federal Reserve Cumulative Average US + 0.94%), 5.57%, 10/25/46(c)		613	412,623
Series 2006-4, Class 1A12, (1-mo. CME Term SOFR + 0.32%), 5.64%, 10/25/46(c)		1,682	885,793
Series 2007-1, Class A1, (12-mo. Federal Reserve Cumulative Average US + 0.70%), 5.33%, 02/25/47(c)		622	240,356
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, (1-mo. CME Term SOFR + 0.30%), 5.62%, 05/25/47(c)		2,334	1,233,330
Angel Oak Mortgage Trust, Series 2020-4, Class A3, 2.81%, 06/25/65(a)(c)		844	790,631
Angel Oak Mortgage Trust LLC, Series 2020-3, Class A3, 2.87%, 04/25/65(a)(c)		1,456	1,350,638

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
APS Resecuritization Trust
Series 2016-1, Class 1MZ, 3.03%, 07/31/57(a)(c)	USD	8,119	$3,130,210
Series 2016-3, Class 3A, (1-mo. CME Term SOFR + 2.96%), 8.28%, 09/27/46(a)(c)		663	661,831
ARI Investments LLC, Series 2019-1, 4.55%, 01/30/25(f)		3,103	3,010,360
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)(d)		3,472	993,982
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)		936	906,737
Barclays Mortgage Loan Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)		23,860	21,418,509
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)		3,139	2,731,443
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)(f)		6,944	6,773,549
Series 2022-NQM1, Class A1, 4.55%, 07/25/52(a)(b)		5,863	5,514,215
Series 2022-RPL1, Class A, 4.25%, 02/25/28(a)(b)		12,505	11,916,624
Series 2022-RPL1, Class B, 4.25%, 02/25/28(a)(b)		2,105	1,941,149
Series 2022-RPL1, Class C, 0.00%, 02/25/28(a)(d)		3,737	2,062,514
Series 2022-RPL1, Class SA, 0.00%, 02/25/28(a)(d)		127	67,268
BCAP LLC Trust, Series 2011-RR5, Class 11A5, (1-mo. CME Term SOFR + 0.26%), 3.97%, 05/28/36(a)(c)		2,044	1,932,965
Bear Stearns ALT-A Trust
Series 2006-2, Class 22A1, 3.96%, 03/25/36(c)		3,414	2,156,197
Series 2007-1, Class 1A1, (1-mo. CME Term SOFR + 0.43%), 5.75%, 01/25/47(c)		914	729,575
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC9, Class A5, 6.25%, 12/25/35(b)		151	91,581
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1-mo. CME Term SOFR + 0.39%), 5.71%, 08/25/36(c)		354	340,782
Series 2007-AR2, Class A1, (1-mo. CME Term SOFR + 0.45%), 5.77%, 03/25/37(c)		199	181,517
Series 2007-AR3, Class 1A1, (1-mo. CME Term SOFR + 0.25%), 5.57%, 03/25/37(c)		354	296,373
Series 2007-AR4, Class 2A1, (1-mo. CME Term SOFR + 0.32%), 5.64%, 06/25/37(c)		321	297,378
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.82%, 12/25/35(a)(c)(f)(r)		3	—
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		18,866	8,020,823
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)		2,209	1,946,221
Series 2022-4, Class A1, 6.00%, 10/25/57(a)(b)		750	729,752
CIM Trust, Series 2023-I2, Class A2, 6.85%, 12/25/67(a)(b)		3,849	3,828,928
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37		1,100	892,155
Series 2008-2, Class 1A1, 6.50%, 06/25/38		3,528	2,677,587
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A11, 6.00%, 06/25/37		500	424,324

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.38%, 04/27/65(a)(c)	USD	296	$277,714
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1-mo. CME Term SOFR + 0.46%), 5.42%, 06/25/35(c)		2,618	2,125,623
Series 2005-76, Class 2A1, (12-mo. Federal Reserve Cumulative Average US + 1.00%), 5.63%, 02/25/36(c)		451	402,723
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		1,384	683,332
Series 2006-15CB, Class A1, 6.50%, 06/25/36		314	148,362
Series 2006-23CB, Class 2A5, (1-mo. CME Term SOFR + 0.51%), 5.83%, 08/25/36(c)		4,881	980,451
Series 2006-OA14, Class 1A1, (12-mo. Federal Reserve Cumulative Average US + 1.73%), 6.36%, 11/25/46(c)		2,049	1,556,645
Series 2006-OA16, Class A2, (1-mo. CME Term SOFR + 0.49%), 5.81%, 10/25/46(c)		2,263	2,015,607
Series 2006-OA16, Class A4C, (1-mo. CME Term SOFR + 0.79%), 6.11%, 10/25/46(c)		3,604	2,549,935
Series 2006-OA21, Class A1, (1-mo. CME Term SOFR + 0.30%), 5.63%, 03/20/47(c)		5,084	4,088,769
Series 2006-OA8, Class 1A1, (1-mo. CME Term SOFR + 0.49%), 5.81%, 07/25/46(c)		255	214,003
Series 2006-OC10, Class 2A3, (1-mo. CME Term SOFR + 0.57%), 5.89%, 11/25/36(c)		1,607	1,366,768
Series 2006-OC7, Class 2A3, (1-mo. CME Term SOFR + 0.61%), 5.93%, 07/25/46(c)		1,720	1,523,054
Series 2007-14T2, Class A1, 6.00%, 07/25/37		2,095	1,011,017
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		267	123,490
Series 2007-AL1, Class A1, (1-mo. CME Term SOFR + 0.36%), 5.68%, 06/25/37(c)		4,441	3,494,551
Series 2007-OA3, Class 1A1, (1-mo. CME Term SOFR + 0.39%), 5.71%, 04/25/47(c)		624	542,085
Series 2007-OA3, Class 2A2, (1-mo. CME Term SOFR + 0.47%), 5.79%, 04/25/47(c)		2	195
Series 2007-OA8, Class 2A1, (1-mo. CME Term SOFR + 0.47%), 5.79%, 06/25/47(c)		207	152,032
Series 2007-OH2, Class A2A, (1-mo. CME Term SOFR + 0.59%), 5.91%, 08/25/47(c)		223	191,608
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-29, Class 1A1, (1-mo. CME Term SOFR + 0.65%), 5.97%, 02/25/35(c)		126	111,638
Series 2005-16, Class A28, 5.50%, 09/25/35		3,061	1,945,023
Series 2006-OA4, Class A1, (12-mo. Federal Reserve Cumulative Average US + 0.96%), 5.59%, 04/25/46(c)		1,205	365,043
Series 2006-OA5, Class 3A1, (1-mo. CME Term SOFR + 0.51%), 5.83%, 04/25/46(c)		384	353,515
Series 2007-15, Class 2A2, 6.50%, 09/25/37		7,438	2,703,616
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		8,101	3,113,826
Series 2021-RPL9, Class A1, 2.44%, 02/25/61(a)(c)		10,641	9,691,497
Credit Suisse Mortgage Capital Trust, Series 2006-4, Class 1A4, 6.00%, 05/25/36		742	410,728
Credit Suisse Mortgage Trust
Series 2006-4, Class 1A3, 6.00%, 05/25/36		982	543,343
Series 2014-4R, Class 16A3, (1-mo. CME Term SOFR + 0.31%), 4.28%, 02/27/36(a)(c)		430	395,267

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Trust
Series 2014-9R, Class 9A1, (1-mo. CME Term SOFR + 0.23%), 5.67%, 08/27/36(a)(c)	USD	767	$569,142
Series 2020-RPL2, Class A12, 3.51%, 02/25/60(a)(c)		2,332	2,320,702
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1- mo. CME Term SOFR + 1.46%), 6.25%, 11/25/35(c)		1,196	274,320
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, (1-mo. CME Term SOFR + 0.45%), 5.77%, 08/25/47(c)		814	709,569
Deutsche Alt-B Securities Mortgage Loan Trust
Series 2006-AB3, Class A3, 6.51%, 07/25/36(c)		292	229,703
Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)		186	146,483
GCAT Trust, Series 2022-NQM4, Class A1, 5.27%, 08/25/67(a)(b)		5,943	5,795,573
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12-mo. Federal Reserve Cumulative Average US + 2.00%), 6.63%, 03/25/36(c)		435	376,790
GS Mortgage Securities Trust, Series 2019-PJ2, Class B4, 4.38%, 11/25/49(a)(c)		1,459	1,157,223
GSR Mortgage Loan Trust
Series 2007-1F, Class 2A4, 5.50%, 01/25/37		53	68,365
Series 2007-OA2, Class 2A1, 2.99%, 06/25/47(c)		901	559,106
HarborView Mortgage Loan Trust
Series 2006-12, Class 1A1A, (1-mo. CME Term SOFR + 0.52%), 5.85%, 12/19/36(c)		5,383	4,194,964
Series 2007-4, Class 2A2, (1-mo. CME Term SOFR + 0.61%), 5.69%, 07/19/47(c)		411	373,904
Homeward Opportunities Fund I Trust
Series 2020-2, Class A3, 3.20%, 05/25/65(a)(c)		5,763	5,325,611
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(b)		5,885	5,693,023
Impac CMB Trust
Series 2004-11, Class 1A2, (1-mo. CME Term SOFR + 0.63%), 5.95%, 03/25/35(c)		703	692,883
Series 2005-6, Class 1A1, (1-mo. CME Term SOFR + 0.61%), 5.93%, 10/25/35(c)		515	444,601
Impac Secured Assets Trust, Series 2006-3, Class A1, (1-mo. CME Term SOFR + 0.45%), 5.77%, 11/25/36(c)		927	814,616
IndyMac Index Mortgage Loan Trust
Series 2006-AR15, Class A1, (1-mo. CME Term SOFR + 0.35%), 5.67%, 07/25/36(c)		303	293,331
Series 2007-AR19, Class 3A1, 3.69%, 09/25/37(c)		2,551	1,706,083
Series 2007-FLX5, Class 2A2, (1-mo. CME Term SOFR + 0.35%), 5.67%, 08/25/37(c)		549	475,541
JPMorgan Alternative Loan Trust
Series 2007-A1, Class 1A4, (1-mo. CME Term SOFR + 0.53%), 5.85%, 03/25/37(c)		986	900,973
Series 2007-A2, Class 2A1, 4.56%, 05/25/37(c)		189	169,404
JPMorgan Mortgage Trust
Series 2021-4, Class B3, 2.90%, 08/25/51(a)(c)		3,634	2,442,056
Series 2021-INV5, Class A5A, 2.50%, 12/25/51(a)(c)		9,292	6,814,102

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2021-INV5, Class B4, 3.19%, 12/25/51(a)(c)	USD	1,276	$826,402
Series 2021-INV5, Class B5, 3.19%, 12/25/51(a)(c)		447	272,942
Series 2021-INV5, Class B6, 2.94%, 12/25/51(a)(c)		1,524	583,580
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)		26,071	22,036,745
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)		10,539	6,353,014
Series 2021-INV7, Class A5A, 2.50%, 02/25/52(a)(c)		5,562	4,078,975
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)		3,236	2,454,577
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)		760	555,734
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)		1,056	720,737
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)		561	363,447
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)		231	140,943
Series 2021-INV7, Class B6, 3.01%, 02/25/52(a)(c)		759	283,119
Legacy Mortgage Asset Trust
Series 2020-SL1, Class A, 5.73%, 01/25/60(a)(b)		492	491,134
Series 2021-GS2, Class A1, 1.75%, 04/25/61(a)(b)		17,764	16,407,526
Lehman XS Trust
Series 2007-16N, Class AF2, (1-mo. CME Term SOFR + 2.01%), 7.33%, 09/25/47(c)		1,815	2,276,108
Series 2007-20N, Class A1, (1-mo. CME Term SOFR + 2.41%), 7.73%, 12/25/37(c)		481	482,355
MASTR Resecuritization Trust, Series 2008-3, Class A1, 6.26%, 08/25/37(a)(c)		650	415,682
MCM Trust
Series 2021-VFN1, Class Cert, 3.00%, 08/25/28(f)		14,556	9,598,546
Series 2021-VFN1, Class Note, 2.50%, 09/25/31(f)		23,028	22,132,868
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1-mo. CME Term SOFR + 0.53%), 5.85%, 04/25/37(c)		1,105	871,265
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 4.65%, 05/25/36(c)		573	512,805
MFA Trust
Series 2020-NQM1, Class A3, 2.30%, 08/25/49(a)(c)		149	132,965
Series 2021-NQM1, Class B1, 3.51%, 04/25/65(a)(c)		3,310	2,355,388
Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B, (1-mo. CME Term SOFR + 0.27%), 5.75%, 12/26/46(a)(c)		721	651,527
Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B3, 6.82%, 06/25/44(a)(c)		323	314,758
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1-mo. LIBOR US + 0.34%), 5.78%, 04/16/36(a)(c)		2,054	1,958,324

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
NACC Reperforming Loan REMIC Trust
Series 2004-R1, Class A1, 6.50%, 03/25/34(a)	USD	1,758	$1,477,928
Series 2004-R1, Class A2, 7.50%, 03/25/34(a)		404	350,867
New Residential Mortgage Loan Trust
Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c)		803	751,303
Series 2020-RPL1, Class B3, 3.88%, 11/25/59(a)(c)		6,210	4,166,526
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(c)		275	261,963
Series 2006-AF1, Class 1A4, 7.13%, 05/25/36(b)		520	97,787
Series 2007-2, Class A4, (1-mo. CME Term SOFR + 0.53%), 5.85%, 06/25/37(c)		278	240,178
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(c)		11,124	11,070,922
Preston Ridge Partners Mortgage LLC
Series 2022-1, Class A1, 3.72%, 02/25/27(a)(b)		766	733,426
Series 2023-1, Class A1, 6.88%, 02/25/28(a)(c)		8,158	8,134,113
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(c)		1,481	1,203,471
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(a)(c)		814	749,280
Series 2022-AFC2, Class A1, 5.34%, 08/25/57(a)(c)		6,038	5,872,138
RALI Trust, Series 2007-QH9, Class A1, 5.94%, 11/25/37(c)		468	376,553
RCO VI Mortgage LLC, Series 2022-1, Class A1, 3.00%, 01/25/27(a)(b)		9,705	9,208,537
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1-mo. CME Term SOFR + 0.45%), 5.77%, 06/25/35(a)(c)		226	206,190
Series 2005-R3, Class AF, (1-mo. CME Term SOFR + 0.51%), 5.83%, 09/25/35(a)(c)		75	63,805
Residential Mortgage Loan Trust, Series 2020-2, Class M1, 3.57%, 05/25/60(a)(c)		7,854	6,435,209
RFMSI Series Trust
Series 2006-SA2, Class 2A1, 5.34%, 08/25/36(c)		4,576	3,188,547
Series 2007-SA4, Class 3A1, 5.26%, 10/25/37(c)		318	196,933
RMF Buyout Issuance Trust
Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)		3,112	2,666,816
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)(f)		2,041	1,229,818
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 3.31%, 05/25/57(c)		523	174,198
Seasoned Loans Structured Transaction Trust
Series 2020-2, Class M1, 4.75%, 09/25/60(a)(c)		18,400	17,646,852
Series 2020-3, Class M1, 4.75%, 04/26/60(a)(c)		881	853,006
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1, 3.92%, 07/20/37(c)		744	589,181
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(a)(b)		1,230	1,188,677
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.96%, 04/25/36(c)		523	297,867

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Structured Asset Mortgage Investments II Trust
Series 2006-AR4, Class 3A1, (1-mo. CME Term SOFR + 0.49%), 5.81%, 06/25/36(c)	USD	1,766	$1,472,622
Series 2006-AR5, Class 2A1, (1-mo. CME Term SOFR + 0.53%), 5.85%, 05/25/46(c)		324	214,339
Thornburg Mortgage Securities Trust
Series 2006-3, Class A1, 3.68%, 06/25/46(c)		1,034	680,208
Series 2007-3, Class 4A1, (12-mo. CME Term SOFR + 1.97%), 7.43%, 06/25/47(c)		30	28,994
TVC DSCR
Series 21-1, Class A, 2.38%, 02/01/51(f)		28,642	26,666,064
Series 21-1, Class CERT, 0.00%, 02/01/51(d)(f)		7,160	6,239,110
TVC Mortgage Trust, Series 2023-RTL1, Class A1, 8.25%, 11/25/27(a)		3,528	3,516,151
Verus Securitization Trust
Series 2019-INV2, Class M1, 3.50%, 07/25/59(a)(c)		835	756,900
Series 2020-4, Class A3, 2.32%, 05/25/65(a)(b)		771	706,774
Series 2020-4, Class M1, 3.29%, 05/25/65(a)(c)		3,120	2,562,960
Series 2020-INV1, Class A2, 3.04%, 03/25/60(a)(c)		1,895	1,804,843
Series 2020-INV1, Class A3, 3.89%, 03/25/60(a)(c)		1,800	1,675,669
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)		1,354	833,723
Visio Trust
Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)		906	613,228
Series 2020-1, Class M1, 4.45%, 08/25/55(a)(c)		1,100	944,260
Vista Point Securitization Trust
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)		940	841,311
Series 2020-2, Class B1, 4.90%, 04/25/65(a)(c)		640	518,646
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)		1,532	1,262,126
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-1, Class 4CB, 6.50%, 02/25/36		855	667,438
Series 2006-4, Class 1A1, 6.00%, 04/25/36		1,812	1,575,667
Series 2006-4, Class 3A1, 6.50%, 05/25/36(b)		812	657,496
Series 2006-4, Class 3A5, 6.35%, 05/25/36(b)		315	254,939
Series 2007-OA3, Class 5A, (12-mo. Federal Reserve Cumulative Average US + 1.25%), 5.88%, 04/25/47(c)		980	814,123
Series 2007-OA5, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.75%), 5.38%, 06/25/47(c)		2,404	1,903,228
Series 2007-OA5, Class 2A, (12-mo. Federal Reserve Cumulative Average US + 0.80%), 5.42%, 06/25/47(c)		1,078	812,443
Western Mortgage Reference Notes
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 8.47%, 07/25/59(a)(c)		6,478	6,480,905
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 9.02%, 07/25/59(a)(c)		8,527	8,553,203

			732,216,972

Commercial Mortgage-Backed Securities — 4.3%
1211 Avenue of the Americas Trust
Series 2015-1211, Class C, 4.28%, 08/10/35(a)(c)		600	541,895
Series 2015-1211, Class D, 4.28%, 08/10/35(a)(c)		4,972	4,351,511
Series 2015-1211, Class E, 4.28%, 08/10/35(a)(c)		1,110	932,283

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
245 Park Avenue Trust
Series 2017-245P, Class D, 3.78%, 06/05/37(a)(c)	USD	480	$389,904
Series 2017-245P, Class E, 3.78%, 06/05/37(a)(c)		2,463	1,951,945
280 Park Avenue Mortgage Trust
Series 2017-280P, Class D, (1-mo. CME Term SOFR + 1.59%), 7.17%, 09/15/34(a)(c)		2,920	2,635,087
Series 2017-280P, Class E, (1-mo. CME Term SOFR + 2.17%), 7.75%, 09/15/34(a)(c)		4,928	4,250,401
ACREC LLC, Series 2023-FL2, Class A, (1-mo. CME Term SOFR + 2.23%), 7.56%, 02/19/38(a)(c)		5,580	5,568,103
Alen Mortgage Trust
Series 2021-ACEN, Class A, (1-mo. CME Term SOFR + 1.26%), 6.60%, 04/15/34(a)(c)		1,144	1,036,966
Series 2021-ACEN, Class D, (1-mo. CME Term SOFR + 3.21%), 8.55%, 04/15/34(a)(c)		2,670	1,794,772
Arbor Multifamily Mortgage Securities Trust
Series 2020-MF1, Class E, 1.75%, 05/15/53(a)		636	328,439
Series 2021-MF3, Class A5, 2.58%, 10/15/54(a)		1,529	1,202,601
AREIT LLC
Series 2022-CRE7, Class A, (1-mo. CME Term SOFR + 2.24%), 7.57%, 06/17/39(a)(c)		5,030	4,992,281
Series 2023-CRE8, Class A, (1-mo. CME Term SOFR + 2.11%), 7.44%, 02/17/28(a)(c)		2,974	2,956,963
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1-mo. CME Term SOFR + 2.27%), 7.61%, 04/15/35(a)(c)		1,525	1,466,079
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, (1-mo. CME Term SOFR + 2.25%), 7.58%, 12/15/36(a)(c)		4,070	3,665,425
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.49%, 09/15/48(c)		536	467,506
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.72%, 04/14/33(a)(c)		2,311	1,941,037
Series 2017-SCH, Class AF, (1-mo. CME Term SOFR + 1.05%), 6.38%, 11/15/33(a)(c)		150	144,035
Series 2017-SCH, Class BF, (1-mo. CME Term SOFR + 1.45%), 6.78%, 11/15/33(a)(c)		2,870	2,522,383
Series 2017-SCH, Class CL, (1-mo. CME Term SOFR + 1.55%), 6.88%, 11/15/32(a)(c)		970	905,230
Series 2017-SCH, Class DL, (1-mo. CME Term SOFR + 2.05%), 7.38%, 11/15/32(a)(c)		1,930	1,742,806
Series 2018-DSNY, Class B, (1-mo. CME Term SOFR + 1.20%), 6.78%, 09/15/34(a)(c)		10,633	10,582,593
Series 2018-DSNY, Class C, (1-mo. CME Term SOFR + 1.40%), 6.98%, 09/15/34(a)(c)		350	347,621
Series 2018-DSNY, Class D, (1-mo. CME Term SOFR + 1.75%), 7.33%, 09/15/34(a)(c)		3,681	3,648,853
Bayview Commercial Asset Trust
Series 2005-3A, Class A1, (1-mo. CME Term SOFR + 0.59%), 5.75%, 11/25/35(a)(c)		1,494	1,350,475
Series 2005-4A, Class A1, (1-mo. CME Term SOFR + 0.56%), 5.88%, 01/25/36(a)(c)		2,993	2,715,759
Series 2005-4A, Class A2, (1-mo. CME Term SOFR + 0.70%), 6.02%, 01/25/36(a)(c)		47	42,422

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Bayview Commercial Asset Trust
Series 2005-4A, Class M1, (1-mo. CME Term SOFR + 0.79%), 6.11%, 01/25/36(a)(c)	USD	124	$113,442
Series 2006-1A, Class A2, (1-mo. CME Term SOFR + 0.65%), 5.97%, 04/25/36(a)(c)		163	146,450
Series 2006-2A, Class A2, (1-mo. CME Term SOFR + 0.53%), 5.85%, 07/25/36(a)(c)		533	478,378
Series 2006-3A, Class A1, (1-mo. CME Term SOFR + 0.49%), 5.81%, 10/25/36(a)(c)		237	218,440
Series 2006-3A, Class A2, (1-mo. CME Term SOFR + 0.56%), 5.88%, 10/25/36(a)(c)		166	152,661
Series 2006-4A, Class A1, (1-mo. CME Term SOFR + 0.46%), 5.78%, 12/25/36(a)(c)		982	903,481
Series 2007-1, Class A2, (1-mo. CME Term SOFR + 0.52%), 5.84%, 03/25/37(a)(c)		783	702,476
Series 2007-6A, Class A4A, (1-mo. CME Term SOFR + 1.61%), 6.93%, 12/25/37(a)(c)		1,919	1,623,362
Series 2008-2, Class A4A, (1-mo. CME Term SOFR + 2.61%), 7.93%, 04/25/38(a)(c)		1,356	1,319,557
BBCMS Mortgage Trust
Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)		1,647	1,495,029
Series 2018-CHRS, Class E, 4.41%, 08/05/38(a)(c)		980	633,079
Series 2018-TALL, Class A, (1-mo. CME Term SOFR + 0.92%), 6.25%, 03/15/37(a)(c)		1,131	1,046,274
Series 2018-TALL, Class B, (1-mo. CME Term SOFR + 1.17%), 6.50%, 03/15/37(a)(c)		616	526,680
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(a)(c)		790	684,946
BDS LLC, Series 2022-FL12, Class A, (1-mo. CME Term SOFR + 2.14%), 7.46%, 08/19/38(a)(c)		3,060	3,044,700
Beast Mortgage Trust
Series 2021-SSCP, Class A, (1-mo. CME Term SOFR + 0.86%), 6.20%, 04/15/36(a)(c)		3,037	2,964,516
Series 2021-SSCP, Class B, (1-mo. CME Term SOFR + 1.21%), 6.55%, 04/15/36(a)(c)		3,731	3,573,673
Series 2021-SSCP, Class C, (1-mo. CME Term SOFR + 1.46%), 6.80%, 04/15/36(a)(c)		4,582	4,384,333
Series 2021-SSCP, Class D, (1-mo. CME Term SOFR + 1.71%), 7.05%, 04/15/36(a)(c)		4,292	4,069,374
Series 2021-SSCP, Class E, (1-mo. CME Term SOFR + 2.21%), 7.55%, 04/15/36(a)(c)		3,650	3,409,119
Series 2021-SSCP, Class F, (1-mo. CME Term SOFR + 3.01%), 8.35%, 04/15/36(a)(c)		3,508	3,284,914
Series 2021-SSCP, Class G, (1-mo. CME Term SOFR + 3.91%), 9.25%, 04/15/36(a)(c)		3,947	3,677,783
Series 2021-SSCP, Class H, (1-mo. CME Term SOFR + 5.02%), 10.35%, 04/15/36(a)(c)		2,773	2,583,665
Benchmark Mortgage Trust, Series 2021-B29, Class A5, 2.39%, 09/15/54		1,140	885,115
BFLD Trust, Series 2020-EYP, Class E, (1-mo. CME Term SOFR + 3.81%), 9.15%, 10/15/35(a)(c)		3,978	1,353,625
BHMS, Series 2018-ATLS, Class A, (1-mo. CME Term SOFR + 1.55%), 6.88%, 07/15/35(a)(c)		2,770	2,734,597
BLP Commercial Mortgage Trust, Series 2023- IND, Class A, (1-mo. CME Term SOFR + 1.69%), 7.02%, 03/15/40(a)(c)		3,610	3,591,923

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1-mo. CME Term SOFR + 1.77%), 7.10%, 05/15/39(a)(c)	USD	2,431	$2,421,136
BPR Trust, Series 2022-SSP, Class A, (1-mo. CME Term SOFR + 3.00%), 8.33%, 05/15/39(a)(c)		1,270	1,266,827
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		1,962	1,842,864
Series 2013-1515, Class D, 3.63%, 03/10/33(a)		1,400	1,265,182
Series 2013-1515, Class E, 3.72%, 03/10/33(a)		250	220,554
Series 2013-1515, Class F, 4.06%, 03/10/33(a)(c)		250	212,585
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1-mo. CME Term SOFR + 1.03%), 6.37%, 10/15/36(a)(c)		1,013	1,010,407
Series 2019-XL, Class G, (1-mo. CME Term SOFR + 2.41%), 7.75%, 10/15/36(a)(c)		18,463	18,159,029
Series 2019-XL, Class J, (1-mo. CME Term SOFR + 2.76%), 8.10%, 10/15/36(a)(c)		19,742	19,338,751
Series 2020-VIV2, Class C, 3.66%, 03/09/44(a)(c)		2,550	2,079,604
Series 2020-VIV3, Class B, 3.66%, 03/09/44(a)(c)		4,952	4,117,280
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		5,920	4,811,725
Series 2020-VKNG, Class A, (1-mo. CME Term SOFR + 1.04%), 6.38%, 10/15/37(a)(c)		453	448,513
Series 2020-VKNG, Class F, (1-mo. CME Term SOFR + 2.86%), 8.20%, 10/15/37(a)(c)		3,269	3,153,890
Series 2021-CIP, Class A, (1-mo. CME Term SOFR + 1.04%), 6.37%, 12/15/38(a)(c)		536	524,567
Series 2021-NWM, Class A, (1-mo. CME Term SOFR + 1.02%), 6.36%, 02/15/33(a)(c)		14,245	13,875,616
Series 2021-NWM, Class B, (1-mo. CME Term SOFR + 2.26%), 7.60%, 02/15/33(a)(c)		8,727	8,564,728
Series 2021-NWM, Class C, (1-mo. CME Term SOFR + 4.36%), 9.70%, 02/15/33(a)(c)		5,842	5,720,050
Series 2021-SOAR, Class G, (1-mo. CME Term SOFR + 2.91%), 8.25%, 06/15/38(a)(c)		3,783	3,604,947
Series 2022-CSMO, Class C, (1-mo. CME Term SOFR + 3.89%), 9.22%, 06/15/27(a)(c)		1,760	1,758,895
BX Trust
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		1,183	997,127
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(c)		8,267	6,795,772
Series 2019-OC11, Class E, 4.08%, 12/09/41(a)(c)		4,881	3,889,246
Series 2021-ARIA, Class A, (1-mo. CME Term SOFR + 1.01%), 6.35%, 10/15/36(a)(c)		2,174	2,120,099
Series 2021-ARIA, Class D, (1-mo. CME Term SOFR + 2.01%), 7.34%, 10/15/36(a)(c)		2,090	1,994,244
Series 2021-ARIA, Class G, (1-mo. CME Term SOFR + 3.26%), 8.59%, 10/15/36(a)(c)		1,831	1,711,680
Series 2021-LBA, Class AJV, (1-mo. CME Term SOFR + 0.91%), 6.25%, 02/15/36(a)(c)		5,674	5,570,762
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 6.25%, 02/15/36(a)(c)		964	946,457
Series 2021-LBA, Class FJV, (1-mo. CME Term SOFR + 2.51%), 7.85%, 02/15/36(a)(c)		6,390	5,967,488
Series 2021-LBA, Class FV, (1-mo. CME Term SOFR + 2.51%), 7.85%, 02/15/36(a)(c)		4,055	3,787,135

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2021-LBA, Class GJV, (1-mo. CME Term SOFR + 3.11%), 8.45%, 02/15/36(a)(c)	USD	1,244	$1,146,017
Series 2021-LBA, Class GV, (1-mo. CME Term SOFR + 3.11%), 8.45%, 02/15/36(a)(c)		4,206	3,874,187
Series 2021-MFM1, Class E, (1-mo. CME Term SOFR + 2.36%), 7.70%, 01/15/34(a)(c)		1,492	1,440,458
Series 2021-MFM1, Class F, (1-mo. CME Term SOFR + 3.11%), 8.45%, 01/15/34(a)(c)		2,306	2,226,094
Series 2021-SDMF, Class A, (1-mo. CME Term SOFR + 0.70%), 6.04%, 09/15/34(a)(c)		898	876,305
Series 2022-GPA, Class A, (1-mo. CME Term SOFR + 2.17%), 7.50%, 08/15/39(a)(c)		19,990	20,027,581
Series 2022-GPA, Class B, (1-mo. CME Term SOFR + 2.66%), 8.00%, 08/15/41(a)(c)		620	620,000
Series 2022-GPA, Class D, (1-mo. CME Term SOFR + 4.06%), 9.39%, 08/15/43(a)(c)		1,960	1,960,000
Series 2022-LBA6, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 01/15/39(a)(c)		2,678	2,617,523
Series 2022-LBA6, Class D, (1-mo. CME Term SOFR + 2.00%), 7.33%, 01/15/39(a)(c)		2,890	2,817,712
Series 2022-VAMF, Class A, (1-mo. CME Term SOFR + 0.85%), 6.18%, 01/15/39(a)(c)		1,547	1,514,005
Series 2022-VAMF, Class B, (1-mo. CME Term SOFR + 1.28%), 6.61%, 01/15/39(a)(c)		673	656,958
Series 2023-DELC, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 05/15/38(a)(c)		8,160	8,170,218
BXP Trust
Series 2017-CC, Class D, 3.67%, 08/13/37(a)(c)		750	542,542
Series 2017-CC, Class E, 3.67%, 08/13/37(a)(c)		1,450	957,397
Series 2017-GM, Class D, 3.54%, 06/13/39(a)(c)		590	488,266
Series 2017-GM, Class E, 3.54%, 06/13/39(a)(c)		1,240	945,353
Series 2021-601L, Class D, 2.87%, 01/15/44(a)(c)		2,010	1,165,159
CAMB Commercial Mortgage Trust, Series 2019- LIFE, Class D, (1-mo. CME Term SOFR + 1.80%), 7.13%, 12/15/37(a)(c)		3,619	3,575,171
Cassia SRL, Series 2022-1A, Class A, (3-mo. EURIBOR + 2.50%), 6.32%, 05/22/34(a)(c)	EUR	7,964	8,118,060
CD Mortgage Trust
Series 2017-CD3, Class A4, 3.63%, 02/10/50	USD	850	763,548
Series 2017-CD5, Class B, 3.96%, 08/15/50(c)		2,091	1,738,873
Series 2017-CD6, Class B, 3.91%, 11/13/50(c)	.	597	477,595
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 7.95%, 09/15/28(a)(c)		9,482	9,477,732
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		410	387,278
CFK Trust, Series 2019-FAX, Class D, 4.79%, 01/15/39(a)(c)		2,643	2,234,700
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class C, 5.25%, 03/11/47(c)		440	423,620
Series 2015-GC27, Class B, 3.77%, 02/10/48		990	922,614
Series 2016-GC37, Class C, 5.08%, 04/10/49(c)		640	555,173
Series 2019-PRM, Class D, 4.35%, 05/10/36(a)		1,120	1,115,254

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(c)	USD	5,271	$5,252,776
Series 2019-PRM, Class F, 4.89%, 05/10/36(a)(c)		5,180	5,161,104
Series 2019-SMRT, Class D, 4.90%, 01/10/36(a)(c)		7,200	7,187,744
Series 2019-SMRT, Class E, 4.90%, 01/10/36(a)(c)		419	418,281
Series 2020-420K, Class E, 3.42%, 11/10/42(a)(c)		1,540	1,031,234
COAST Commercial Mortgage Trust
Series 2023-2HTL, Class A, (1-mo. CME Term SOFR + 2.59%), 7.92%, 08/15/36(a)(c)		2,681	2,672,538
Series 2023-2HTL, Class D, (1-mo. CME Term SOFR + 4.44%), 9.77%, 08/15/36(a)(c)		4,620	4,605,060
Cold Storage Trust
Series 2020-ICE5, Class A, (1-mo. CME Term SOFR + 1.01%), 6.35%, 11/15/37(a)(c)		8,885	8,795,863
Series 2020-ICE5, Class E, (1-mo. CME Term SOFR + 2.88%), 8.21%, 11/15/37(a)(c)		9,270	9,188,009
Series 2020-ICE5, Class F, (1-mo. CME Term SOFR + 3.61%), 8.94%, 11/15/37(a)(c)		7,356	7,238,801
Commercial Mortgage Trust
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		422	418,797
Series 2015-LC19, Class B, 3.83%, 02/10/48(c)		512	466,379
Series 2016-667M, Class D, 3.29%, 10/10/36(a)(c)		630	484,004
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1-mo. CME Term SOFR + 1.03%), 6.36%, 05/15/36(a)(c)		2,650	2,647,539
Series 2019-ICE4, Class E, (1-mo. CME Term SOFR + 2.20%), 7.53%, 05/15/36(a)(c)		2,594	2,575,399
Series 2022-LION, 3.95%, 02/09/27(f)		10,100	9,074,883
Credit Suisse Mortgage Trust
Series 2017-CALI, Class C, 3.90%, 11/10/32(a)(c)		1,729	786,695
Series 2017-PFHP, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 12/15/30(a)(c)		900	857,209
Series 2017-TIME, Class A, 3.65%, 11/13/39(a)		850	707,361
Series 2020-FACT, Class E, (1-mo. CME Term SOFR + 4.98%), 10.31%, 10/15/37(a)(c)		3,424	3,097,777
Series 2020-NET, Class D, 3.83%, 08/15/37(a)(c)		710	610,560
Series 2021-BHAR, Class A, (1-mo. CME Term SOFR + 1.26%), 6.60%, 11/15/38(a)(c)		2,817	2,785,184
Series 2021-BHAR, Class B, (1-mo. CME Term SOFR + 1.61%), 6.95%, 11/15/38(a)(c)		1,150	1,130,873
Series 2021-BHAR, Class C, (1-mo. CME Term SOFR + 2.11%), 7.45%, 11/15/38(a)(c)		5,338	5,257,593
Series 2021-BHAR, Class E, (1-mo. CME Term SOFR + 3.61%), 8.95%, 11/15/38(a)(c)		1,166	1,142,592
Series 2022-NWPT, Class A, (1-mo. CME Term SOFR + 3.14%), 8.48%, 09/09/24(a)(c)		5,652	5,694,115
CRSO Trust, Series 2023-BRND, 7.12%, 07/10/40(a)		2,271	2,254,552
CSAIL Commercial Mortgage Trust
Series 2016-C5, Class B, 4.46%, 11/15/48(c)		2,410	2,220,219
Series 2018-CX12, Class C, 4.86%, 08/15/51(c)		570	447,356
Series 2019-C15, Class A4, 4.05%, 03/15/52		4,080	3,676,335

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class C, 4.24%, 06/15/52(c)	USD	1,439	$1,094,729
Series 2020-C19, Class A3, 2.56%, 03/15/53		6,155	4,987,043
DBGS Mortgage Trust
Series 2018-5BP, Class B, (1-mo. CME Term SOFR + 1.08%), 6.41%, 06/15/33(a)(c)		2,890	2,591,645
Series 2019-1735, Class F, 4.33%, 04/10/37(a)(c)		423	246,581
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 05/10/49		1,430	1,331,232
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class D, 3.65%, 10/10/34(a)(c)		1,800	1,448,949
Series 2017-BRBK, Class E, 3.65%, 10/10/34(a)(c)		3,097	2,278,089
Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(c)		920	639,970
ELP Commercial Mortgage Trust, Series 2021- ELP, Class G, (1-mo. CME Term SOFR + 3.23%), 8.56%, 11/15/38(a)(c)		3,881	3,657,926
Extended Stay America Trust
Series 2021-ESH, Class D, (1-mo. CME Term SOFR + 2.36%), 7.70%, 07/15/38(a)(c)		4,425	4,352,306
Series 2021-ESH, Class E, (1-mo. CME Term SOFR + 2.96%), 8.30%, 07/15/38(a)(c)		7,632	7,479,106
Series 2021-ESH, Class F, (1-mo. CME Term SOFR + 3.81%), 9.15%, 07/15/38(a)(c)		5,384	5,235,554
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.72%, 10/25/27(a)(c)		1,190	1,055,646
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(c)		120	110,702
Series 2018-K80, Class B, 4.38%, 08/25/50(a)(c)		1,043	963,381
FS Rialto Issuer Ltd., Series 2022-FL7, Class A, (1-mo. CME Term SOFR + 2.90%), 8.23%, 10/19/39(a)(c)		4,865	4,867,203
GCT Commercial Mortgage Trust, Series 2021- GCT, Class D, (1-mo. CME Term SOFR + 2.46%), 7.80%, 02/15/38(a)(c)		440	138,530
Grace Trust, Series 2020-GRCE, Class E, 2.77%, 12/10/40(a)(c)		1,489	970,276
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class A, 5.37%, 05/03/32(a)		2,750	2,658,968
GS Mortgage Securities Trust
Series 2014-GC20, Class B, 4.53%, 04/10/47(c)		140	131,355
Series 2015-590M, Class E, 3.93%, 10/10/35(a)(c)		1,100	908,985
Series 2015-GC32, Class C, 4.55%, 07/10/48(c)		1,049	939,611
Series 2015-GS1, Class A3, 3.73%, 11/10/48		670	631,951
Series 2017-GPTX, Class A, 2.86%, 05/10/34(a)		2,290	1,568,650
Series 2019-GSA1, Class C, 3.93%, 11/10/52(c)		260	191,452
Series 2021-DM, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 11/15/36(a)(c)		3,852	3,779,077
Series 2022-AGSS, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 11/15/27(a)(c)		8,490	8,459,596
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.53%, 08/15/39(a)(c)		5,160	5,166,138

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 7.42%, 03/15/28(a)(c)	USD	3,500	$3,464,909
Series 2023-SHIP, Class E, 7.68%, 09/10/38(a)(c)		16,757	16,163,335
HIT Trust, Series 2022-HI32, Class A, (1-mo. CME Term SOFR + 2.39%), 7.72%, 07/15/24(a)(c)		1,124	1,122,883
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(a)		3,390	3,139,140
HONO Mortgage Trust, Series 2021-LULU, Class E, (1-mo. CME Term SOFR + 3.46%), 8.80%, 10/15/36(a)(c)		765	695,867
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(c)		2,975	2,032,521
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 7.58%, 10/15/39(a)(c)		9,809	9,784,632
IMT Trust
Series 2017-APTS, Class AFX, 3.48%, 06/15/34(a)		1,540	1,499,166
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(a)(c)		1,600	1,537,332
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(a)(c)		810	773,325
Independence Plaza Trust
Series 2018-INDP, Class B, 3.91%, 07/10/35(a)		700	650,610
Series 2018-INDP, Class C, 4.16%, 07/10/35(a)		1,600	1,466,024
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1-mo. CME Term SOFR + 2.49%), 7.82%, 08/15/39(a)(c)		5,685	5,692,124
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.29%, 12/15/48(a)(c)		1,585	1,252,713
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class AS, 4.42%, 06/15/51		198	174,059
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2021-MHC, Class F, (1-mo. CME Term SOFR + 3.06%), 8.40%, 04/15/38(a)(c)		2,750	2,630,775
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.88%, 01/15/49(c)		710	584,676
Series 2016-NINE, Class B, 2.95%, 09/06/38(a)(c)		3,688	3,099,371
Series 2017-JP7, Class B, 4.05%, 09/15/50		320	260,468
Series 2018-AON, Class A, 4.13%, 07/05/31(a)		1,819	1,637,100
Series 2018-PHH, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 06/15/35(a)(c)		1,938	1,758,724
Series 2019-COR5, Class A3, 3.12%, 06/13/52		1,700	1,439,500
Series 2019-MFP, Class E, (1-mo. CME Term SOFR + 2.21%), 7.54%, 07/15/36(a)(c)		2,460	2,364,251
Series 2020-609M, Class D, (1-mo. CME Term SOFR + 2.88%), 8.22%, 10/15/33(a)(c)		1,600	1,299,280
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.91%), 6.25%, 04/15/38(a)(c)		1,062	1,049,921
Series 2021-MHC, Class E, (1-mo. CME Term SOFR + 2.56%), 7.90%, 04/15/38(a)(c)		8,804	8,488,628
Series 2022-CGSS, Class A, (1-mo. CME Term SOFR + 2.47%), 7.80%, 12/15/36(a)(c)		5,794	5,799,222

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2022-NLP, Class F, (1-mo. CME Term SOFR + 3.54%), 8.87%, 04/15/37(a)(c)	USD	5,516	$4,776,314
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.51%, 09/15/39(a)(c)		8,514	8,529,908
Series 2022-OPO, Class D, 3.57%, 01/05/39(a)(c)		3,654	2,381,587
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class F, (1-mo. CME Term SOFR + 2.16%), 7.50%, 12/15/37(a)(c)		2,490	2,410,185
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1-mo. CME Term SOFR + 2.00%), 7.33%, 05/15/36(a)(c)		3,575	3,530,674
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2006-2A, Class M3, (1-mo. CME Term SOFR + 0.56%), 5.88%, 09/25/36(a)(c)		1,321	1,249,562
Series 2007-1A, Class 1A, (1-mo. CME Term SOFR + 0.36%), 5.68%, 03/25/37(a)(c)		31	31,368
Life Mortgage Trust, Series 2021-BMR, Class F, (1-mo. CME Term SOFR + 2.46%), 7.80%, 03/15/38(a)(c)		4,154	3,969,720
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.28%, 04/20/48(a)(c)		105	100,867
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 08/15/28(a)(c)		2,294	2,301,260
MAD Mortgage Trust
Series 2017-330M, Class D, 4.11%, 08/15/34(a)(c)		1,085	793,015
Series 2017-330M, Class E, 4.17%, 08/15/34(a)(c)		1,846	1,293,968
Med Trust
Series 2021-MDLN, Class E, (1-mo. CME Term SOFR + 3.26%), 8.60%, 11/15/38(a)(c)		1,038	988,838
Series 2021-MDLN, Class G, (1-mo. CME Term SOFR + 5.36%), 10.70%, 11/15/38(a)(c)		25,165	23,781,531
MF1, Series 2021-W10, Class G, (1-mo. CME Term SOFR + 4.22%), 9.55%, 12/15/34(a)(c)		1,005	934,160
MFT Trust, Series 2020-ABC, Class C, 3.59%, 02/10/42(a)(c)		1,773	951,742
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.92%), 6.25%, 04/15/38(a)(c)		545	537,670
Series 2021-MHC, Class E, (1-mo. CME Term SOFR + 2.22%), 7.55%, 04/15/38(a)(c)		10,457	10,267,072
Series 2021-MHC, Class F, (1-mo. CME Term SOFR + 2.72%), 8.05%, 04/15/38(a)(c)		1,074	1,041,374
MIRA Trust, Series 2023-MILE, Class A, 6.76%, 06/10/38(a)		3,432	3,361,336
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25, Class B, 4.67%, 10/15/48(c)		2,910	2,677,546
Series 2015-C25, Class C, 4.67%, 10/15/48(c)		430	381,419
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class G, (1-mo. CME Term SOFR + 7.07%), 12.41%, 11/15/34(a)(c)		1,275	1,115,680
Series 2017-H1, Class C, 4.28%, 06/15/50(c)		221	179,535
Series 2017-HR2, Class D, 2.73%, 12/15/50		430	291,216
Series 2018-MP, Class E, 4.42%, 07/11/40(a)(c)		2,730	1,778,085

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust
Series 2018-SUN, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 07/15/35(a)(c)	USD	1,410	$1,399,348
Series 2018-SUN, Class F, (1-mo. CME Term SOFR + 2.91%), 8.24%, 07/15/35(a)(c)		28	26,943
MSCG Trust
Series 2018-SELF, Class E, (1-mo. CME Term SOFR + 2.20%), 7.53%, 10/15/37(a)(c)		679	664,897
Series 2018-SELF, Class F, (1-mo. CME Term SOFR + 3.10%), 8.43%, 10/15/37(a)(c)		3,153	3,094,285
MSDB Trust, Series 2017-712F, Class B, 3.57%, 07/11/39(a)(c)		1,650	1,300,095
MTN Commercial Mortgage Trust
Series 2022-LPFL, Class A, (1-mo. CME Term SOFR + 1.40%), 6.74%, 03/15/39(a)(c)		3,160	3,119,386
Series 2022-LPFL, Class F, (1-mo. CME Term SOFR + 5.29%), 10.63%, 03/15/39(a)(c)		1,362	1,253,621
Natixis Commercial Mortgage Securities Trust
Series 2018-FL1, Class A, (1-mo. CME Term SOFR + 1.06%), 6.40%, 06/15/35(a)(c)		206	194,855
Series 2018-SOX, Class A, 4.40%, 06/17/38(a)		4,162	3,801,866
Series 2019-LVL, Class D, 4.44%, 08/15/38(a)		1,550	1,239,330
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(a)(c)		2,910	1,711,210
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)		1,019	809,358
One New York Plaza Trust, Series 2020-1NYP, Class D, (1-mo. CME Term SOFR + 2.86%), 8.20%, 01/15/36(a)(c)		960	729,600
PFP Ltd., Series 2022-9, Class A, (1-mo. CME Term SOFR + 2.27%), 7.61%, 08/19/35(a)(c)		5,272	5,265,410
Ready Capital Mortgage Financing LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.55%), 7.87%, 10/25/39(a)(c)		9,356	9,364,305
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.47%), 7.79%, 06/25/37(a)(c)		1,839	1,836,268
Series 2023-FL11, Class A, (1-mo. CME Term SOFR + 2.37%), 7.69%, 10/25/39(a)(c)		5,457	5,446,841
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. CME Term SOFR + 2.25%), 7.58%, 01/19/37(a)(c)		10,125	9,921,994
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, (1-day SONIA + 2.22%), 7.10%, 05/17/29(a)(c)	GBP	1,148	1,381,960
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(a)(c)	USD	2,200	1,671,349
SMRT
Series 2022-MINI, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 01/15/39(a)(c)		1,660	1,616,265
Series 2022-MINI, Class E, (1-mo. CME Term SOFR + 2.70%), 8.03%, 01/15/39(a)(c)		1,550	1,467,394
SREIT Trust
Series 2021-MFP, Class F, (1-mo. CME Term SOFR + 2.74%), 8.07%, 11/15/38(a)(c)		5,400	5,219,751
Series 2021-MFP2, Class A, (1-mo. CME Term SOFR + 0.94%), 6.27%, 11/15/36(a)(c)		1,180	1,159,639
Series 2021-MFP2, Class F, (1-mo. CME Term SOFR + 2.73%), 8.07%, 11/15/36(a)(c)		4,101	3,916,052
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.52%, 05/15/37(a)(c)		9,831	9,639,867

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
TPGI Trust, Series 2021-DGWD, Class A, (1-mo. CME Term SOFR + 0.81%), 6.15%, 06/15/26(a)(c)	USD	548	$537,879
UBS Commercial Mortgage Trust, Series 2017- C7, Class A4, 3.68%, 12/15/50		880	785,035
Velocity Commercial Capital Loan Trust
Series 2017-2, Class M3, 4.24%, 11/25/47(a)(c)		212	175,096
Series 2017-2, Class M4, 5.00%, 11/25/47(a)(c)		128	101,798
Series 2018-1, Class M2, 4.26%, 04/25/48(a)		115	100,240
Series 2020-1, Class M1, 2.80%, 02/25/50(a)(c)		629	497,139
Series 2020-1, Class M2, 2.98%, 02/25/50(a)(c)		724	570,516
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)		10,496	8,264,767
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)		1,144	818,401
Series 2022-2, Class M3, 5.84%, 04/25/52(a)(c)		2,230	1,916,244
Series 2022-4, Class M2, 6.97%, 08/25/52(a)(c)		890	821,723
Series 2022-4, Class M3, 7.54%, 08/25/52(a)(c)		737	625,322
Series 2023-2, Class A, 6.22%, 05/25/53(a)(c)		4,328	4,149,711
Series 2023-2, Class M1, 7.03%, 05/25/53(a)(c)		2,076	2,014,918
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(c)		3,390	2,941,048
Wells Fargo Commercial Mortgage Trust
Series 2016-C32, Class A3FL, (1-mo. CME Term SOFR + 1.53%), 6.87%, 01/15/59(c)		2,978	2,933,933
Series 2016-C34, Class A3FL, (1-mo. CME Term SOFR + 1.15%), 6.49%, 06/15/49(a)(c)		1,830	1,774,360
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(c)		1,253	1,037,910
Series 2018-AUS, Class A, 4.19%, 08/17/36(a)(c)		1,680	1,492,346
Series 2018-C45, Class C, 4.73%, 06/15/51		236	195,296
Series 2018-C48, Class B, 4.90%, 01/15/52(c)		3,612	3,145,367
Series 2020-SDAL, Class D, (1-mo. CME Term SOFR + 2.20%), 7.54%, 02/15/37(a)(c)		2,562	2,491,547
Series 2020-SDAL, Class E, (1-mo. CME Term SOFR + 2.85%), 8.19%, 02/15/37(a)(c)		1,300	1,193,482
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.20%, 11/15/47(c)		770	660,080
WMRK Commercial Mortgage Trust
Series 2022-WMRK, Class A, (1-mo. CME Term SOFR + 2.79%), 8.12%, 11/15/27(a)(c)		6,274	6,273,949
Series 2022-WMRK, Class B, (1-mo. CME Term SOFR + 3.44%), 8.77%, 11/15/27(a)(c)		2,500	2,496,846

			774,644,033

Interest Only Collateralized Mortgage Obligations — 0.2%
Ajax Mortgage Loan Trust, Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)(d)		107,375	4,426,762
Ginnie Mae
3.00%, 08/01/50		51,133	7,828,435
3.00%, 02/01/51		42,789	6,550,232
JPMorgan Mortgage Trust
Series 2021-INV5, Class A2X, 0.50%, 12/25/51(a)(c)		51,093	1,919,047
Series 2021-INV5, Class A5X, 0.50%, 12/25/51(a)(c)		5,642	211,912
Series 2021-INV5, Class AX1, 0.19%, 12/25/51(a)(c)		101,557	914,877
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)		27,572	1,032,623
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)		16,712	361,635
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)		6,756	268,972

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)	USD	3,002	$112,434
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)		54,043	692,284
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 0.93%, 07/25/56(a)(c)		2,839	279,806
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.07%, 02/25/38(a)(c)		12,137	2,806,078

			27,405,097

Interest Only Commercial Mortgage-Backed Securities — 0.1%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 06/05/37(a)(c)		13,000	77,682
BANK, Series 2019-BN20, Class XB, 0.47%, 09/15/62(c)		39,279	728,386
Bank of America Merrill Lynch Commercial Mortgage Trust
Series 2017-BNK3, Class XB, 0.74%, 02/15/50(c)		11,850	209,984
Series 2017-BNK3, Class XD, 1.39%, 02/15/50(a)(c)		5,000	177,790
BBCMS Mortgage Trust
Series 2015-SRCH, Class XA, 1.06%, 08/10/35(a)(c)		16,142	420,458
Series 2020-C7, Class XB, 1.10%, 04/15/53(c)	.	1,596	87,497
Benchmark Mortgage Trust
Series 2019-B9, Class XA, 1.18%, 03/15/52(c)	.	12,814	533,288
Series 2020-B17, Class XB, 0.65%, 03/15/53(c)		7,100	175,305
Series 2021-B23, Class XA, 1.38%, 02/15/54(c)		27,374	1,684,257
BMO Mortgage Trust, Series 2023-C5, Class XA, 0.95%, 06/15/56(c)		14,383	729,025
BX Trust, Series 2022-GPA, Class XCP, 0.00%, 08/15/23(a)(c)(d)		107,548	3,151
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class XD, 1.86%, 01/10/48(a)(c)		5,497	180,873
Series 2016-C4, Class XB, 0.85%, 05/10/58(c)	.	5,810	92,657
Citigroup Commercial Mortgage Trust, Series 2020-420K, Class X, 0.91%, 11/10/42(a)(c)		46,500	2,157,530
Commercial Mortgage Pass-Through Certificates
Series 2015-3BP, Class XA, 0.17%, 02/10/35(a)(c)		150,000	162,435
Series 2015-CR25, Class XA, 0.94%, 08/10/48(c)		4,144	48,412
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)(c)		3,200	198,794
CSAIL Commercial Mortgage Trust
Series 2017-CX10, Class XB, 0.26%, 11/15/50(c)		12,490	125,640
Series 2019-C16, Class XA, 1.71%, 06/15/52(c)		30,129	1,924,648
Series 2019-C17, Class XA, 1.49%, 09/15/52(c)		10,165	527,745
Series 2019-C17, Class XB, 0.70%, 09/15/52(c)		19,090	505,902
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 04/10/37(a)(c)		21,535	317,923

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)	USD	5,780	$170,555
FREMF Mortgage Trust, Series 2019-KW08, Class X2A, 0.10%, 01/25/29(a)		154,093	588,036
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class X1, 0.40%, 05/03/32(a)(c)		21,000	77,238
GS Mortgage Securities Trust
Series 2019-GSA1, Class XA, 0.94%, 11/10/52(c)		7,790	293,570
Series 2020-GSA2, Class XA, 1.83%, 12/12/53(a)(c)		18,442	1,543,948
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class XA, 0.94%, 09/15/47(c)		1,539	6,229
Series 2014-C23, Class XA, 0.74%, 09/15/47(c)		21,972	87,563
Series 2015-C29, Class XA, 0.69%, 05/15/48(c)		1,328	9,093
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)		4,940	93,444
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11, Class XB, 0.61%, 04/15/46(c)		4,570	115
Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)		13,040	232,325
Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class XA, 1.32%, 02/15/36(a)(c)		3,623	143,360
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.96%, 03/10/50(a)(c)		2,546	43,342
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19, Class XF, 1.33%, 12/15/47(a)(c)		4,370	59,783
Series 2015-C26, Class XD, 1.45%, 10/15/48(a)(c)		4,490	105,524
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class XD, 1.75%, 03/15/49(a)(c)		13,984	470,034
Series 2017-H1, Class XD, 2.31%, 06/15/50(a)(c)		3,293	210,204
Series 2019-H6, Class XB, 0.87%, 06/15/52(c)		23,510	782,500
Series 2019-L2, Class XA, 1.17%, 03/15/52(c)		8,614	352,125
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(a)(c)		36,697	450,808
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.00%, 02/10/32(a)(c)(d)		53,230	1,522
Series 2017-1MKT, Class XNCP, 0.22%, 02/10/32(a)(c)		10,646	27,624
UBS Commercial Mortgage Trust
Series 2019-C17, Class XA, 1.60%, 10/15/52(c)		31,536	1,980,523
Series 2019-C18, Class XA, 1.14%, 12/15/52(c)		34,562	1,399,012
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class XA, 1.17%, 12/15/48(c)		2,180	36,686

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1, Class XD, 1.39%, 08/15/49(a)(c)	USD	4,420	$128,771
Series 2019-C50, Class XA, 1.58%, 05/15/52(c)		22,040	1,196,958

			21,560,274

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(a)(d)		1,521	151,548

Total Non-Agency Mortgage-Backed Securities — 8.6% (Cost: $1,689,521,772)			1,555,977,924

Preferred Securities

Capital Trusts — 0.0%

Banks — 0.0%
Ahli United Sukuk Ltd., 3.88%(e)(m)		350	317,188
Bangkok Bank PCL, 5.00%(e)(m)		500	469,115
Emirates NBD Bank PJSC, 6.13%(e)(m)		425	418,599
Rizal Commercial Banking Corp., 6.50%(e)(m)		500	453,690

			1,658,592

Capital Markets — 0.0%
State Street Corp., Series F, (3-mo. CME Term SOFR + 3.86%), 9.27%(c)(m)		1,338	1,340,897

Real Estate Management & Development — 0.0%
MAF Global Securities Ltd., 6.38%(e)(m)		200	192,708

Total Capital Trusts — 0.0%			3,192,197

		Shares

Preferred Stocks — 0.2%

Financial Services — 0.0%
SCI PH, Inc. (Acquired 02/10/23, cost $1,875,000)(f)(g)		1,875	1,722,994

Household Durables — 0.1%
Dream Finders Homes, Inc.(f)		15,124	13,970,795
Lessen, Inc., Series C(f)(k)		143,367	1,283,135

			15,253,930

IT Services — 0.0%
Cap Hill Brands(f)		2,670,520	721,040

Software — 0.1%
Versa Networks, Inc. (Acquired 10/14/22, cost $12,017,972)(f)(g)		4,118,274	13,054,928

Total Preferred Stocks — 0.2%			30,752,892

Total Preferred Securities — 0.2% (Cost: $38,841,877)			33,945,089

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.0%
Fannie Mae, 6.63%, 11/15/30	USD	1,450	1,605,069

Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2003-W5, Class A, (1-mo. LIBOR US + 0.11%), 5.54%, 04/25/33(c)		1	913

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 2015-DN1, Class B, (SOFR (30-day) + 11.61%), 16.93%, 01/25/25(c)	USD	269	$273,866
Series 2015-HQ2, Class B, (SOFR (30-day) + 8.06%), 13.38%, 05/25/25(c)		510	540,580

			815,359

Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32(c)		253	249,037
Ginnie Mae, Series 2023-118, Class BA, 3.75%, 05/16/65(c)		1,382	1,194,307

			1,443,344

Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae
Series 2020-32, Class PI, 4.00%, 05/25/50		5,693	1,180,393
Series 2020-77, Class HI, 4.00%, 11/25/50		21,548	4,325,080
Series 2021-3, Class MI, 3.50%, 02/25/51		8,700	1,569,623
Series 2021-31, Class IB, 4.00%, 06/25/51		10,370	2,065,172
Series 2021-50, Class IO, 4.00%, 08/25/51		8,346	1,634,954
Series 427, Class C71, 3.00%, 10/25/49		28,279	4,646,079
Series 427, Class C85, 3.50%, 08/25/49		9,116	1,639,353
Series 428, Class C16, 3.00%, 03/25/50		13,424	2,311,104
Freddie Mac
Series 389, Class C45, 3.00%, 10/15/52		32,166	5,344,085
Series 5052, Class KI, 4.00%, 12/25/50		13,351	2,688,723
Series 5081, Class AI, 3.50%, 03/25/51		5,060	897,113
Series 5081, Class PI, 3.00%, 03/25/51		10,520	1,723,343
Series 5112, Class KI, 3.50%, 06/25/51		23,074	4,207,262
Series 5127, Class AI, 3.00%, 06/25/51		8,318	1,318,939
Series 5129, Class IO, 3.00%, 09/25/50		2,405	400,103
Series 5145, Class HI, 3.00%, 09/25/51		2,375	377,840
Series 5152, Class EI, 3.50%, 10/25/51		10,922	1,994,229
Series 5155, Class NI, 3.00%, 10/25/51		6,365	910,965
Series 5161, Class LI, 3.00%, 11/25/51		7,511	1,013,066
Series 5164, Class IB, 3.00%, 11/25/51		7,823	1,191,010
Series 5167, Class MI, 3.00%, 11/25/51		3,390	466,071
Series 5196, Class DI, 3.00%, 02/25/52		15,858	2,465,645
Ginnie Mae
Series 2020-144, Class IO, 2.50%, 09/20/50		6,493	863,533
Series 2020-146, Class DI, 2.50%, 10/20/50		5,244	697,997
Series 2020-151, Class MI, 2.50%, 10/20/50		10,907	1,444,053
Series 2020-175, Class DI, 2.50%, 11/20/50		1,820	237,153
Series 2020-185, Class MI, 2.50%, 12/20/50		6,561	872,877
Series 2021-15, Class GI, 3.50%, 01/20/51		3,719	629,012
Series 2021-161, Class IB, 4.00%, 09/20/51		2,292	429,595
Series 2021-176, Class IA, 3.50%, 10/20/51		5,399	927,086
Series 2021-209, Class TJ, 3.50%, 11/20/51		2,406	398,971
Series 2021-214, Class AI, 4.00%, 12/20/51		5,325	1,000,775
Series 2021-215, Class LI, 3.00%, 12/20/51		4,202	613,746
Series 2021-221, Class CI, 3.00%, 12/20/51		2,433	358,051
Series 2021-67, Class QI, 3.00%, 04/20/51		3,868	586,669
Series 2021-76, Class JI, 3.00%, 08/20/50		3,974	601,801
Series 2021-78, Class IC, 4.00%, 05/20/51		3,699	621,359
Series 2021-83, Class PI, 3.00%, 05/20/51		15,948	2,352,656
Series 2021-96, Class MI, 3.00%, 06/20/51		6,937	1,050,471
Series 2022-78, Class IO, 3.00%, 08/20/51		8,625	1,306,500

			59,362,457

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac
Series K121, Class X1, 1.12%, 10/25/30(c)		13,718	737,315
Series KL06, Class XFX, 1.47%, 12/25/29(c)		6,710	379,818

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Freddie Mac Series KW09, Class X1, 0.94%, 05/25/29(c)	USD	36,487	$1,204,754
Ginnie Mae
Series 2013-30, Class IO, 0.52%, 09/16/53(c)		2,787	39,103
Series 2015-37, Class IO, 0.62%, 10/16/56(c)		513	13,147
Series 2015-48, Class IO, 0.92%, 02/16/50(c)		433	9,923
Series 2016-36, Class IO, 0.68%, 08/16/57(c)		655	18,377
Series 2016-96, Class IO, 0.77%, 12/16/57(c)		3,230	116,045

			2,518,482

Mortgage-Backed Securities — 45.6%
Fannie Mae Mortgage-Backed Securities
1.50%, 12/01/35 - 03/01/51		251,723	194,151,587
2.00%, 10/01/31 - 03/01/52		696,382	544,359,750
2.50%, 09/01/27 - 02/01/52		650,874	531,151,047
3.00%, 04/01/28 - 05/01/52		160,170	138,534,660
3.50%, 08/01/28 - 01/01/51(s)		236,251	207,499,891
4.00%, 08/01/31 - 05/01/52		485,835	440,028,936
4.50%, 02/01/25 - 07/01/52		147,103	137,914,063
5.00%, 11/01/32 - 04/01/53		49,135	46,897,621
5.50%, 12/01/32 - 06/01/53		65,420	63,566,961
6.00%, 02/01/34 - 08/01/53		89,910	88,965,908
6.50%, 05/01/40		1,146	1,175,073
Freddie Mac Mortgage-Backed Securities
1.50%, 04/01/36 - 10/01/50		42,899	33,842,487
2.00%, 09/01/35 - 02/01/52		434,823	341,178,906
2.50%, 04/01/27 - 04/01/52(s)		515,685	415,531,743
3.00%, 09/01/27 - 08/01/52		279,591	235,927,821
3.50%, 02/01/31 - 06/01/50		81,404	72,982,891
4.00%, 08/01/40 - 06/01/52		182,310	165,617,519
4.50%, 02/01/39 - 08/01/52		85,301	79,621,054
5.00%, 07/01/35 - 02/01/53		33,767	32,037,674
5.50%, 02/01/35 - 08/01/53		52,817	51,142,805
6.00%, 11/01/52 - 06/01/53		53,217	52,581,235
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 10/15/53(t)		266,633	211,143,930
2.50%, 04/20/51 - 10/15/53(t)		272,691	222,982,939
3.00%, 12/20/44 - 10/15/53(t)		200,348	170,283,148
3.50%, 01/15/42 - 10/15/53(t)		148,286	130,361,823
4.00%, 04/20/39 - 10/15/53(t)		103,544	93,694,114
4.50%, 12/20/39 - 10/15/53(t)		84,291	78,047,629
5.00%, 04/15/33 - 10/15/53(t)		74,314	70,508,665
5.50%, 10/15/53(t)		53,866	52,271,061
6.00%, 10/15/53(t)		50,920	50,442,079
6.50%, 10/15/53(t)		27,770	27,919,295
Uniform Mortgage-Backed Securities
1.50%, 10/01/38 - 10/01/53(t)		8,783	6,844,269
2.00%, 10/01/38 - 10/01/53(t)		253,803	197,328,363
2.50%, 10/01/38(t)		27,703	24,408,940
3.00%, 10/01/38 - 10/01/53(t)		1,062,970	879,361,255
3.50%, 10/01/38 - 10/01/53(t)		439,841	378,230,520
4.00%, 10/01/38 - 10/01/53(t)		15,849	14,354,319
4.50%, 10/01/38 - 10/01/53(t)		221,870	204,242,833
5.00%, 10/01/53(t)		528,815	498,904,274
5.50%, 10/01/53(t)		802,975	775,969,134
6.00%, 10/01/53(t)		214,345	211,531,821
6.50%, 10/01/53(t)		67,975	68,283,012
7.00%, 10/01/53(t)		20,464	20,888,468

			8,262,711,523

Total U.S. Government Sponsored Agency Securities — 45.9% (Cost: $9,013,442,966)			8,328,456,234

Security		Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Bonds
4.50%, 08/15/39	USD	90,240	$87,398,946
4.63%, 02/15/40		10,812	10,590,270
1.13%, 05/15/40 - 08/15/40		18,140	10,361,766
4.38%, 05/15/40 - 05/15/41		72,868	68,964,349
3.88%, 08/15/40 - 02/15/43		67,346	58,802,120
1.38%, 11/15/40		9,070	5,367,952
4.25%, 11/15/40		10,812	10,056,005
4.75%, 02/15/41		27,747	27,442,433
2.38%, 02/15/42 - 05/15/51		102,080	66,604,492
4.00%, 11/15/42 - 11/15/52		85,756	76,059,003
2.88%, 05/15/43		32,692	24,220,175
3.63%, 08/15/43 - 05/15/53		194,832	161,533,230
3.75%, 11/15/43		44,917	38,126,813
3.13%, 08/15/44		45,120	34,474,500
2.50%, 02/15/45		102,915	69,885,717
3.00%, 05/15/47 - 08/15/52(u)		422,891	309,073,380
2.75%, 11/15/47		103,431	72,126,961
2.25%, 08/15/49		55,494	34,545,015
1.63%, 11/15/50		44,842	23,487,749
1.88%, 02/15/51 - 11/15/51		77,609	43,358,808
4.13%, 08/15/53		89,000	80,795,313
U.S. Treasury Inflation Indexed Bonds, 1.50%, 02/15/53		27,167	22,449,947
U.S. Treasury Notes
1.50%, 10/31/24 - 02/15/30(j)		175,815	163,684,574
1.75%, 12/31/24		253,956	242,984,308
3.88%, 03/31/25 - 12/31/29		406,201	392,879,755
2.63%, 04/15/25 - 07/31/29		190,242	176,513,797
0.38%, 04/30/25 - 09/30/27(j)		225,984	205,782,572
2.75%, 05/15/25 - 08/15/32		258,464	232,412,773
2.88%, 06/15/25 - 05/15/32		96,020	91,955,691
0.25%, 06/30/25 - 07/31/25		170,325	156,239,966
3.50%, 09/15/25		87,085	84,533,681
4.00%, 12/15/25 - 10/31/29(u)		311,586	302,278,625
0.50%, 02/28/26 - 08/31/27		356,663	309,449,312
0.75%, 05/31/26		40,427	36,306,920
0.88%, 06/30/26		89,834	80,829,545
4.50%, 07/15/26		98,076	97,171,862
0.63%, 07/31/26		55,494	49,391,828
1.63%, 11/30/26 - 05/15/31		238,749	205,654,069
1.88%, 02/28/27		60,677	55,225,551
2.38%, 05/15/27 - 03/31/29		53,663	48,419,440
2.25%, 08/15/27		20,160	18,422,775
3.13%, 11/15/28		6,518	6,069,124
3.75%, 05/31/30		90,300	85,728,562
4.13%, 08/31/30		34,405	33,394,547
1.25%, 08/15/31		179,368	140,194,309

Total U.S. Treasury Obligations — 25.1% (Cost: $5,010,122,926)			4,551,248,530

		Shares

Warrants(h)

Automobile Components — 0.0%
Aurora Innovation, Inc. (Issued/Exercisable 05/04/22, 1 Share for 1 Warrant, Expires 12/31/28, Strike Price USD 11.50)		16,026	5,129

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Automobiles — 0.0%
EVgo, Inc. (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	75,790	$28,042
Lightning eMotors, Inc. (Issued/Exercisable 03/03/22, 1 Share for 1 Warrant, Expires 12/15/25, Strike Price USD 11.50)	216,261	498

		28,540

Capital Markets — 0.0%
Cano Health, Inc. (Issued/Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 07/06/25, Strike Price USD 11.50)	57,179	2,859
Crown PropTech Acquisitions (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(f)	214,560	4,291
Crown PropTech Acquisitions (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	128,396	3,210

		10,360

Consumer Staples Distribution & Retail — 0.0%
Lavoro Ltd. (Issued/Exercisable 12/27/22, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)	79,561	44,196

Electrical Equipment — 0.0%
FreeWire Technologies, Inc. (Issued/Exercisable 06/05/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35) - Tranche A(f)	853,096	145,026
FreeWire Technologies, Inc. (Issued/Exercisable 06/27/22, 1 Share for 1 Warrant, Expires 04/26/29, Strike Price USD 3.35) - Tranche B(f)	42,655	7,252
FreeWire Technologies, Inc. (Issued/Exercisable 06/14/23, 1 Share for 1 Warrant, Expires 04/26/29, Strike Price USD 3.35) - Tranche B(f)	810,441	8

		152,286

Financial Services — 0.0%
Proof Acquisition Corp. I (Issued/Exercisable 05/02/22, 1 Share for 1 Warrant, Expires 10/01/26, Strike Price USD 11.50)(f)	109,868	9,888

Hotels, Restaurants & Leisure — 0.0%
Sonder Holdings, Inc. (Issued/Exercisable 02/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(f)	126,555	1

Machinery — 0.0%
Rotor Acquisition Corp. (Issued/Exercisable 01/11/22, 1 Share for 1 Warrant, Expires 01/31/26, Strike Price USD 11.50)	72,998	1,460
Sarcos Technology & Robotics Corp. (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 11.50)	267,474	4,574

		6,034

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/28/24, Strike Price USD 36.00)	2,236	47,649

Real Estate Management & Development — 0.0%
Offerpad Solutions, Inc. (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 10/13/25, Strike Price USD 11.50)	111,610	1,685

Security		Shares	Value

Software — 0.0%
CXApp, Inc. (Issued/Exercisable 02/02/21, 1 Share for 1 Warrant, Expires 12/15/25, Strike Price USD 11.50)		868,890	$87,063
Latch, Inc. (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 12/31/26, Strike Price USD 11.50)		49,166	—
Pear Therapeutics, Inc. (Issued/Exercisable 03/23/21, 1 Share for 1 Warrant, Expires 02/04/26, Strike Price USD 11.50)(f)		63,832	13
Versa Networks, Inc. (Issued/Exercisable 10/05/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01) (Acquired 10/14/22, cost $0)(f)(g)		507,586	1,436,468

			1,523,544

Total Warrants — 0.0% (Cost: $6,293,830)			1,829,312

Total Long-Term Investments — 117.8% (Cost: $23,208,996,677)			21,355,931,216

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.23%(r)(v)		923,558,671	923,558,671
SL Liquidity Series, LLC, Money Market Series, 5.52%(r)(v)(w)		28,707,403	28,716,016

Total Short-Term Securities — 5.3% (Cost: $952,270,358)			952,274,687

Options Purchased — 0.7%
(Cost: $85,173,914)			115,139,736

Total Investments Before Options Written and TBA Sale Commitments — 123.8% (Cost: $24,246,440,949)			22,423,345,639

		Par (000)

TBA Sale Commitments(t)

Mortgage-Backed Securities — (9.6)%
Ginnie Mae Mortgage-Backed Securities
2.00%, 10/15/53	USD	(1,448)	(1,144,542)
2.50%, 10/15/53		(1,263)	(1,032,155)
3.00%, 10/15/53		(711)	(602,517)
3.50%, 10/15/53		(1,165)	(1,020,376)
4.00%, 10/15/53		(600)	(540,539)
6.00%, 10/15/53		(19,969)	(19,786,471)
6.50%, 10/15/53		(11,058)	(11,120,201)
Uniform Mortgage-Backed Securities
1.50%, 10/01/38 - 10/01/53		(407)	(327,998)
2.00%, 10/01/38 - 10/01/53		(3,193)	(2,501,068)
2.50%, 10/01/38 - 10/01/53		(229,993)	(182,578,971)
3.00%, 10/01/38 - 10/01/53		(145,340)	(120,168,129)
3.50%, 10/01/38 - 10/01/53		(308,467)	(265,283,760)
4.00%, 10/01/53		(566,303)	(504,142,751)
4.50%, 10/01/53		(255,546)	(234,623,171)
5.00%, 10/01/53		(110,823)	(104,554,574)
5.50%, 10/01/53		(194,955)	(188,398,114)

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
6.00%, 10/01/53	USD	(69,361)	$(68,450,637)
6.50%, 10/01/53		(30,570)	(30,708,520)

Total TBA Sale Commitments — (9.6)% (Proceeds: $(1,756,068,604))			(1,736,984,494)

Options Written — (0.7)%
(Premiums Received: $(78,343,944))			(123,057,526)

Total Investments Net of Options Written and TBA Sale Commitments — 113.5% (Cost: $22,412,028,401)			20,563,303,619

Liabilities in Excess of Other Assets — (13.5)%			(2,438,223,027)

Net Assets — 100.0%			$18,125,080,592

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)

Restricted security as to resale, excluding 144A securities. The Master Portfolio held restricted securities with a current value of $28,636,674, representing 0.2% of its net assets as of period end, and an original cost of $25,596,941.

(h)	Non-income producing security.
(i)	All or a portion of this security is on loan.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	Convertible security.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Perpetual security with no stated maturity date.
(n)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(q)	Investment does not issue shares.
(r)	Affiliate of the Master Portfolio.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(t)	Represents or includes a TBA transaction.
(u)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(v)	Annualized 7-day yield as of period end.
(w)	All or a portion of this security was purchased with the cash collateral from loaned securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended September 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/23	Par/Shares Held at 09/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Capital Finance LP, Series 1997-R2, Class AP	$2,571	$—		$—	$—	$(2,571)	$—	2,839	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	436,896,201	486,662,470	(a)	—	—	—	923,558,671	923,558,672	41,591,749		—
iShares 1-5 Year Investment Grade Corporate Bond ETF(b)	—	181,288,072		(181,725,876)	437,804	—	—	—	—		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	393,496,098		(366,506,790)	(1,335,071)	(1,271,457)	24,382,780	239,000	1,694,015		—
iShares J.P. Morgan USD Emerging Markets Bond ETF(b)	—	16,514,978		(16,485,864)	(29,114)	—	—	—	—		—
iShares MSCI U.S.A. Momentum Factor ETF(b)	—	28,232,863		(28,560,956)	328,093	—	—	—	—		—
iShares TIPS Bond ETF(b)	—	7,760,214		(7,801,262)	41,048	—	—	—	—		—
SL Liquidity Series, LLC, Money Market Series	4,095,774	24,618,969	(a)	—	(2,030)	3,303	28,716,016	28,707,403	246,427	(c)	—

					$(559,270)	$(1,270,725)	$976,657,467		$43,532,191		$—

(a)	Represents net shares purchased (sold).
(b)	As of period end, the entity is no longer held by the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Australian 10-Year Bonds	142	12/15/23	$10,223	$(258,687)
NASDAQ 100 E-Mini Index	26	12/15/23	7,730	(44,861)
Canadian Government Bonds (10 Year)	420	12/18/23	35,601	(484,552)
U.S. Treasury Bonds (30 Year)	2,024	12/19/23	230,293	(8,908,831)
U.S. Ultra Treasury Bonds	896	12/19/23	106,344	(3,467,416)
U.S. Ultra Treasury Notes (10 Year)	254	12/19/23	28,337	9,075
U.S. Treasury Notes (2 Year)	3,208	12/29/23	650,297	1,187,326

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts (continued)
U.S. Treasury Notes (5 Year)	13,647	12/29/23	$1,437,839	$(2,012,713)
3-month SOFR	1,050	06/18/24	248,391	(192,099)

				(14,172,758)

Short Contracts
Euro-Bobl	24	12/07/23	2,937	30,682
Euro-Buxl	190	12/07/23	24,580	1,630,185
Japanese Government Bonds (10 Year)	150	12/13/23	145,503	672,997
Australian 3-Year Bonds	1,890	12/15/23	128,008	1,012,764
E-Mini Russell 2000 Index	186	12/15/23	16,727	683,951
E-Mini S&P 500 Index	80	12/15/23	17,302	744,131
Euro STOXX 50 Index	289	12/15/23	12,845	236,199
Euro STOXX Banks Index	768	12/15/23	4,545	(127,941)
U.S. Treasury Notes (10 Year)	2,933	12/19/23	316,947	4,152,716
3-month SOFR	604	03/18/25	144,069	(120,294)

				8,915,390

				$(5,257,368)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	921,000	BRL	4,539,517	Citibank N.A.	10/03/23	$18,418
USD	921,000	BRL	4,539,517	Citibank N.A.	10/03/23	18,418
USD	1,375,000	BRL	6,824,194	Goldman Sachs International	10/03/23	18,160
USD	2,252,000	BRL	11,267,544	Goldman Sachs International	10/03/23	11,699
USD	2,252,000	BRL	11,267,544	Goldman Sachs International	10/03/23	11,699
USD	927,000	BRL	4,637,234	JPMorgan Chase Bank N.A.	10/03/23	4,989
BRL	4,707,849	USD	932,000	BNP Paribas SA	10/05/23	3,779
BRL	4,707,849	USD	932,000	BNP Paribas SA	10/05/23	3,779
USD	932,000	BRL	4,616,289	BNP Paribas SA	10/05/23	14,420
USD	932,000	BRL	4,616,289	BNP Paribas SA	10/05/23	14,420
EUR	867,000	BRL	4,581,488	Goldman Sachs International	10/11/23	7,234
EUR	867,000	BRL	4,581,488	Goldman Sachs International	10/11/23	7,234
USD	1,323,500	TWD	41,174,085	BNP Paribas SA	10/11/23	46,075
USD	1,323,500	TWD	41,174,085	BNP Paribas SA	10/11/23	46,075
AUD	2,065,000	USD	1,325,513	Citibank N.A.	10/18/23	3,126
CAD	1,780,075	EUR	1,221,000	UBS AG	10/18/23	18,977
CAD	1,780,075	EUR	1,221,000	UBS AG	10/18/23	18,977
CLP	411,957,260	USD	458,000	Bank of America N.A.	10/18/23	4,923
CLP	1,228,379,400	USD	1,380,000	Barclays Bank PLC	10/18/23	350
CLP	1,653,422,600	USD	1,844,000	Citibank N.A.	10/18/23	13,979
CLP	825,562,500	USD	925,000	Morgan Stanley & Co. International PLC	10/18/23	2,698
CLP	739,465,500	USD	823,000	TD Securities, Inc.	10/18/23	7,950
CLP	739,465,500	USD	823,000	TD Securities, Inc.	10/18/23	7,950
CNH	17,134,710	USD	2,349,000	BNP Paribas SA	10/18/23	691
CNH	17,134,710	USD	2,349,000	BNP Paribas SA	10/18/23	691
EUR	434,000	USD	456,289	Citibank N.A.	10/18/23	2,927
EUR	1,301,000	USD	1,368,584	HSBC Bank PLC	10/18/23	8,008
EUR	1,301,000	USD	1,368,584	HSBC Bank PLC	10/18/23	8,008
EUR	1,736,000	USD	1,825,402	JPMorgan Chase Bank N.A.	10/18/23	11,466
INR	115,793,125	USD	1,393,000	JPMorgan Chase Bank N.A.	10/18/23	50
INR	115,793,125	USD	1,393,000	JPMorgan Chase Bank N.A.	10/18/23	50
JPY	689,142,016	CAD	6,276,000	JPMorgan Chase Bank N.A.	10/18/23	5,450
JPY	219,874,878	EUR	1,395,000	UBS AG	10/18/23	331
MXN	23,504,302	GBP	1,089,000	Morgan Stanley & Co. International PLC	10/18/23	15,371
MXN	23,504,302	GBP	1,089,000	Morgan Stanley & Co. International PLC	10/18/23	15,371

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

MXN	24,175,225	USD	1,368,000	BNP Paribas SA	10/18/23	$14,591
MXN	56,799,110	USD	3,214,000	Goldman Sachs International	10/18/23	34,364
MXN	32,296,692	USD	1,822,000	HSBC Bank PLC	10/18/23	25,061
MXN	40,227,331	USD	2,279,000	JPMorgan Chase Bank N.A.	10/18/23	21,617
NOK	19,766,661	USD	1,833,000	Citibank N.A.	10/18/23	15,936
NOK	9,816,347	USD	912,000	Deutsche Bank AG	10/18/23	6,202
NOK	9,986,372	USD	922,000	Goldman Sachs International	10/18/23	12,106
NOK	14,873,550	USD	1,381,000	Goldman Sachs International	10/18/23	10,244
PLN	9,386,961	EUR	2,028,000	Morgan Stanley & Co. International PLC	10/18/23	1,683
PLN	9,386,961	EUR	2,028,000	Morgan Stanley & Co. International PLC	10/18/23	1,683
SEK	10,273,458	USD	926,000	NatWest Markets PLC	10/18/23	15,060
SEK	10,273,486	USD	926,000	NatWest Markets PLC	10/18/23	15,062
USD	1,324,000	CAD	1,794,831	Citibank N.A.	10/18/23	2,213
USD	1,363,000	CAD	1,849,577	Citibank N.A.	10/18/23	895
USD	1,363,000	CAD	1,849,577	Citibank N.A.	10/18/23	895
USD	1,804,000	CAD	2,441,228	HSBC Bank PLC	10/18/23	6,179
USD	288,000	CAD	389,725	HSBC Bank PLC	10/18/23	991
USD	2,769,000	CLP	2,460,256,500	TD Securities, Inc.	10/18/23	4,369
USD	1,388,000	CNH	10,112,339	Goldman Sachs International	10/18/23	1,290
USD	1,397,000	CNH	10,156,615	State Street Bank and Trust Co.	10/18/23	4,218
USD	1,397,000	CNH	10,157,020	State Street Bank and Trust Co.	10/18/23	4,163
USD	1,145,000	COP	4,642,815,845	Citibank N.A.	10/18/23	13,742
USD	916,000	COP	3,714,252,676	Citibank N.A.	10/18/23	10,993
USD	916,000	COP	3,714,252,676	Citibank N.A.	10/18/23	10,993
USD	226,000	COP	899,409,714	Royal Bank of Canada	10/18/23	6,852
USD	226,000	COP	899,409,714	Royal Bank of Canada	10/18/23	6,852
USD	2,325,000	COP	9,252,776,925	Royal Bank of Canada	10/18/23	70,489
USD	1,388,000	CZK	32,040,981	UBS AG	10/18/23	434
USD	2,303,766	EUR	2,170,000	Citibank N.A.	10/18/23	7,682
USD	1,375,681	EUR	1,295,000	JPMorgan Chase Bank N.A.	10/18/23	5,437
USD	1,388,380	GBP	1,118,000	HSBC Bank PLC	10/18/23	24,144
USD	1,388,380	GBP	1,118,000	HSBC Bank PLC	10/18/23	24,144
USD	1,372,000	JPY	201,135,570	Deutsche Bank AG	10/18/23	21,443
USD	1,081,000	MXN	18,650,341	Barclays Bank PLC	10/18/23	14,379
USD	1,081,000	MXN	18,650,362	Barclays Bank PLC	10/18/23	14,378
USD	4,626,000	MXN	79,558,873	Citibank N.A.	10/18/23	75,996
USD	922,000	MXN	15,888,089	Citibank N.A.	10/18/23	13,354
USD	922,000	MXN	15,888,088	Citibank N.A.	10/18/23	13,354
USD	4,582,000	MXN	80,005,386	Citibank N.A.	10/18/23	6,459
USD	4,529,000	MXN	78,981,231	Citibank N.A.	10/18/23	12,031
USD	4,626,000	MXN	79,829,406	Morgan Stanley & Co. International PLC	10/18/23	60,524
USD	927,000	PLN	3,984,084	Goldman Sachs International	10/18/23	15,535
USD	927,000	PLN	3,984,084	Goldman Sachs International	10/18/23	15,535
USD	921,000	ZAR	17,449,266	BNP Paribas SA	10/18/23	980
USD	921,000	ZAR	17,449,266	BNP Paribas SA	10/18/23	980
USD	1,375,000	ZAR	25,903,944	Citibank N.A.	10/18/23	9,203
USD	1,381,000	ZAR	26,101,229	Goldman Sachs International	10/18/23	4,801
USD	2,277,000	ZAR	42,878,633	Morgan Stanley & Co. International PLC	10/18/23	16,205
ZAR	16,898,996	EUR	830,000	Citibank N.A.	10/18/23	12,781
ZAR	16,898,996	EUR	830,000	Citibank N.A.	10/18/23	12,781
ZAR	52,380,109	USD	2,756,000	Bank of America N.A.	10/18/23	5,764
ZAR	43,508,963	USD	2,279,000	Bank of America N.A.	10/18/23	15,029
ZAR	35,105,950	USD	1,833,000	Citibank N.A.	10/18/23	17,977
ZAR	17,460,499	USD	911,000	Goldman Sachs International	10/18/23	9,613
ZAR	17,460,499	USD	911,000	Goldman Sachs International	10/18/23	9,613
BRL	18,450,301	USD	3,644,000	Citibank N.A.	11/03/23	8,487
BRL	13,905,200	USD	2,743,000	JPMorgan Chase Bank N.A.	11/03/23	9,722
USD	3,644,000	BRL	18,349,362	Deutsche Bank AG	11/03/23	11,496
USD	1,375,000	BRL	6,910,049	Goldman Sachs International	11/03/23	7,062
USD	1,368,000	BRL	6,881,888	JPMorgan Chase Bank N.A.	11/03/23	5,637

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,231,590	EUR	1,120,540	UBS AG	11/07/23	$44,926
USD	5,826,080	ZAR	109,900,307	State Street Bank and Trust Co.	11/07/23	41,872
ZAR	109,900,307	USD	5,718,051	Morgan Stanley & Co. International PLC	11/07/23	66,157
MXN	44,469,590	USD	2,507,834	Bank of New York Mellon	11/15/23	23,379
USD	4,559,543	COP	18,401,175,000	Citibank N.A.	11/15/23	108,169
USD	1,417,179	MXN	24,865,393	Citibank N.A.	11/15/23	1,839
USD	26,378,847	MXN	462,835,334	Citibank N.A.	11/15/23	34,222
USD	93,832	EUR	87,095	JPMorgan Chase Bank N.A.	12/14/23	1,419
USD	556,651	EUR	516,683	JPMorgan Chase Bank N.A.	12/14/23	8,421
USD	125,501	EUR	116,490	JPMorgan Chase Bank N.A.	12/14/23	1,899
COP	3,985,915,908	USD	929,443	Bank of New York Mellon	12/20/23	27,680
COP	6,729,218,007	USD	1,595,554	Bank of New York Mellon	12/20/23	20,307
EUR	16,188,000	GBP	13,992,274	HSBC Bank PLC	12/20/23	100,758
EUR	10,760,000	USD	11,362,431	JPMorgan Chase Bank N.A.	12/20/23	59,007
GBP	7,047,471	EUR	8,094,000	JPMorgan Chase Bank N.A.	12/20/23	12,291
GBP	3,100,000	USD	3,767,390	Morgan Stanley & Co. International PLC	12/20/23	17,219
USD	8,381,038	AUD	12,978,000	JPMorgan Chase Bank N.A.	12/20/23	12,539
USD	8,968,064	CAD	12,082,000	NatWest Markets PLC	12/20/23	60,739
USD	11,410,175	EUR	10,730,000	Barclays Bank PLC	12/20/23	20,581
USD	15,315,634	EUR	14,310,000	Citibank N.A.	12/20/23	125,970
USD	369,153	EUR	345,641	Deutsche Bank AG	12/20/23	2,264
USD	583,602	EUR	546,433	Deutsche Bank AG	12/20/23	3,580
USD	221,646	EUR	207,527	Deutsche Bank AG	12/20/23	1,362
USD	145,607	EUR	136,334	Deutsche Bank AG	12/20/23	893
USD	268,736	EUR	251,615	Deutsche Bank AG	12/20/23	1,653
USD	475,282	EUR	445,007	Deutsche Bank AG	12/20/23	2,920
USD	7,599,463	EUR	7,140,000	Deutsche Bank AG	12/20/23	20,554
USD	15,319,095	EUR	14,330,000	JPMorgan Chase Bank N.A.	12/20/23	108,202
USD	7,753,463	EUR	7,220,000	JPMorgan Chase Bank N.A.	12/20/23	89,635
USD	7,606,344	EUR	7,110,000	JPMorgan Chase Bank N.A.	12/20/23	59,279
USD	3,813,271	EUR	3,590,000	JPMorgan Chase Bank N.A.	12/20/23	2,586
USD	16,073,034	EUR	14,997,767	TD Securities, Inc.	12/20/23	153,325
USD	15,413,805	EUR	14,390,000	UBS AG	12/20/23	139,224
USD	7,701,547	EUR	7,190,000	UBS AG	12/20/23	69,564
USD	28,156,288	EUR	26,282,233	UBS AG	12/20/23	258,435
USD	7,593,815	GBP	6,190,000	Barclays Bank PLC	12/20/23	36,805
USD	7,603,753	GBP	6,190,000	Goldman Sachs International	12/20/23	46,743
USD	7,816,176	JPY	1,138,000,000	Bank of America N.A.	12/20/23	94,792
USD	15,644,995	JPY	2,274,000,000	HSBC Bank PLC	12/20/23	215,798
USD	38,975,000	JPY	5,720,360,750	Morgan Stanley & Co. International PLC	12/20/23	162,082
USD	4,588,144	IDR	70,767,538,876	Citibank N.A.	01/31/24	10,803
USD	3,787,957	CZK	85,590,862	Bank of America N.A.	03/04/24	88,065
USD	5,380,757	CZK	122,740,889	HSBC Bank PLC	03/04/24	74,956

						$3,608,360

BRL	4,629,949	USD	927,000	Bank of America N.A.	10/03/23	(6,437)
BRL	4,529,568	USD	928,000	Citibank N.A.	10/03/23	(27,396)
BRL	4,529,568	USD	928,000	Citibank N.A.	10/03/23	(27,396)
BRL	4,538,597	USD	916,000	Citibank N.A.	10/03/23	(13,601)
BRL	4,538,597	USD	916,000	Citibank N.A.	10/03/23	(13,601)
BRL	6,879,606	USD	1,375,000	Goldman Sachs International	10/03/23	(7,143)
BRL	6,525,417	USD	1,329,000	HSBC Bank PLC	10/03/23	(31,565)
BRL	6,525,417	USD	1,329,000	HSBC Bank PLC	10/03/23	(31,565)
BRL	4,602,903	EUR	867,000	Deutsche Bank AG	10/11/23	(2,981)
BRL	4,602,903	EUR	867,000	Deutsche Bank AG	10/11/23	(2,981)
CLP	1,221,396,450	USD	1,383,000	BNP Paribas SA	10/18/23	(10,496)
CNH	10,093,383	USD	1,388,000	BNP Paribas SA	10/18/23	(3,889)
COP	3,672,324,900	GBP	738,000	Morgan Stanley & Co. International PLC	10/18/23	(5,752)
COP	3,672,324,900	GBP	738,000	Morgan Stanley & Co. International PLC	10/18/23	(5,752)
COP	9,234,900,000	USD	2,325,000	Citibank N.A.	10/18/23	(74,845)
COP	4,667,020,000	USD	1,145,000	Deutsche Bank AG	10/18/23	(7,844)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CZK	21,110,942	USD	916,000	Barclays Bank PLC	10/18/23	$(1,770)
CZK	31,649,315	USD	1,388,000	NatWest Markets PLC	10/18/23	(17,396)
CZK	52,328,525	USD	2,295,000	NatWest Markets PLC	10/18/23	(28,863)
CZK	52,322,099	USD	2,295,000	NatWest Markets PLC	10/18/23	(29,141)
EUR	1,291,000	USD	1,390,400	JPMorgan Chase Bank N.A.	10/18/23	(24,388)
EUR	1,291,000	USD	1,390,400	JPMorgan Chase Bank N.A.	10/18/23	(24,388)
EUR	1,295,000	USD	1,383,183	JPMorgan Chase Bank N.A.	10/18/23	(12,939)
EUR	1,300,000	USD	1,375,940	JPMorgan Chase Bank N.A.	10/18/23	(406)
EUR	1,300,000	USD	1,375,940	JPMorgan Chase Bank N.A.	10/18/23	(406)
EUR	2,142,000	USD	2,266,976	JPMorgan Chase Bank N.A.	10/18/23	(518)
EUR	2,944,000	USD	3,170,012	Standard Chartered Bank	10/18/23	(54,956)
EUR	2,944,000	USD	3,169,688	Standard Chartered Bank	10/18/23	(54,632)
GBP	1,630,000	USD	2,038,049	BNP Paribas SA	10/18/23	(49,046)
GBP	1,630,000	USD	2,038,049	BNP Paribas SA	10/18/23	(49,046)
HUF	494,005,575	USD	1,371,000	Barclays Bank PLC	10/18/23	(34,679)
HUF	156,381,050	USD	434,000	Barclays Bank PLC	10/18/23	(10,978)
IDR	24,216,335,000	USD	1,573,000	JPMorgan Chase Bank N.A.	10/18/23	(6,163)
IDR	24,216,335,000	USD	1,573,000	JPMorgan Chase Bank N.A.	10/18/23	(6,163)
JPY	192,630,823	USD	1,314,000	Bank of New York Mellon	10/18/23	(20,549)
KRW	1,240,258,800	USD	935,000	BNP Paribas SA	10/18/23	(14,910)
KRW	1,240,258,800	USD	935,000	BNP Paribas SA	10/18/23	(14,910)
KRW	1,851,936,191	USD	1,381,000	Morgan Stanley & Co. International PLC	10/18/23	(7,135)
MXN	15,841,772	USD	906,000	Barclays Bank PLC	10/18/23	(3)
MXN	15,841,772	USD	906,000	Barclays Bank PLC	10/18/23	(3)
MXN	79,832,076	USD	4,626,000	BNP Paribas SA	10/18/23	(60,371)
MXN	80,545,210	USD	4,626,000	Morgan Stanley & Co. International PLC	10/18/23	(19,587)
MXN	15,949,775	USD	925,000	TD Securities, Inc.	10/18/23	(12,826)
MXN	15,949,775	USD	925,000	TD Securities, Inc.	10/18/23	(12,826)
MYR	8,587,975	USD	1,837,000	Barclays Bank PLC	10/18/23	(5,477)
MYR	8,587,975	USD	1,837,000	Barclays Bank PLC	10/18/23	(5,477)
SGD	1,880,022	USD	1,380,000	Citibank N.A.	10/18/23	(3,526)
THB	32,991,200	USD	920,000	Goldman Sachs International	10/18/23	(12,460)
THB	62,601,786	USD	1,756,750	JPMorgan Chase Bank N.A.	10/18/23	(34,666)
THB	62,601,786	USD	1,756,750	JPMorgan Chase Bank N.A.	10/18/23	(34,666)
USD	250,209	AUD	390,000	JPMorgan Chase Bank N.A.	10/18/23	(721)
USD	1,523,706	AUD	2,375,000	JPMorgan Chase Bank N.A.	10/18/23	(4,390)
USD	1,380,000	CLP	1,247,395,800	JPMorgan Chase Bank N.A.	10/18/23	(21,720)
USD	458,000	CLP	415,318,980	Morgan Stanley & Co. International PLC	10/18/23	(8,701)
USD	1,383,000	CLP	1,239,582,900	Standard Chartered Bank	10/18/23	(9,940)
USD	916,000	CZK	21,186,749	Deutsche Bank AG	10/18/23	(1,513)
USD	1,381,000	KRW	1,863,756,170	JPMorgan Chase Bank N.A.	10/18/23	(1,634)
USD	1,822,000	MXN	31,890,286	Barclays Bank PLC	10/18/23	(1,818)
USD	912,000	MXN	16,134,283	Citibank N.A.	10/18/23	(10,726)
USD	912,000	MXN	16,134,283	Citibank N.A.	10/18/23	(10,726)
USD	2,279,000	MXN	40,466,986	Goldman Sachs International	10/18/23	(35,323)
USD	922,000	NOK	9,879,608	BNP Paribas SA	10/18/23	(2,120)
USD	1,381,000	NOK	14,855,894	JPMorgan Chase Bank N.A.	10/18/23	(8,592)
USD	2,745,000	NOK	29,472,083	Morgan Stanley & Co. International PLC	10/18/23	(11,763)
USD	926,000	SEK	10,402,996	JPMorgan Chase Bank N.A.	10/18/23	(26,925)
USD	926,000	SEK	10,402,996	JPMorgan Chase Bank N.A.	10/18/23	(26,925)
USD	920,000	THB	33,596,468	Barclays Bank PLC	10/18/23	(4,190)
USD	1,833,000	ZAR	34,968,205	Bank of America N.A.	10/18/23	(10,714)
USD	912,000	ZAR	17,548,978	Barclays Bank PLC	10/18/23	(13,278)
USD	912,000	ZAR	17,548,978	Barclays Bank PLC	10/18/23	(13,278)
USD	2,277,000	ZAR	43,367,514	Barclays Bank PLC	10/18/23	(9,571)
USD	2,279,000	ZAR	43,935,246	HSBC Bank PLC	10/18/23	(37,505)
ZAR	17,525,328	USD	925,000	Barclays Bank PLC	10/18/23	(969)
ZAR	17,525,328	USD	925,000	Barclays Bank PLC	10/18/23	(969)
ZAR	17,156,634	USD	908,500	State Street Bank and Trust Co.	10/18/23	(3,909)
ZAR	14,852,779	USD	786,500	State Street Bank and Trust Co.	10/18/23	(3,381)

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	11,317,404	USD	2,252,000	Goldman Sachs International	11/03/23	$(11,567)
BRL	11,317,403	USD	2,252,000	Goldman Sachs International	11/03/23	(11,567)
USD	932,000	BRL	4,725,851	BNP Paribas SA	11/03/23	(3,546)
USD	932,000	BRL	4,725,851	BNP Paribas SA	11/03/23	(3,546)
USD	456,000	BRL	2,311,008	Deutsche Bank AG	11/03/23	(1,495)
USD	456,000	BRL	2,311,008	Deutsche Bank AG	11/03/23	(1,495)
EUR	57,560	USD	61,768	Morgan Stanley & Co. International PLC	12/14/23	(693)
EUR	14,390,000	USD	15,399,876	Barclays Bank PLC	12/20/23	(125,294)
EUR	14,330,000	USD	15,372,207	Goldman Sachs International	12/20/23	(161,314)
EUR	14,360,000	USD	15,401,373	JPMorgan Chase Bank N.A.	12/20/23	(158,636)
EUR	14,360,000	USD	15,407,562	JPMorgan Chase Bank N.A.	12/20/23	(164,825)
EUR	7,110,000	USD	7,597,781	JPMorgan Chase Bank N.A.	12/20/23	(50,716)
GBP	7,016,639	EUR	8,094,000	JPMorgan Chase Bank N.A.	12/20/23	(25,349)
GBP	12,380,000	USD	15,172,433	Barclays Bank PLC	12/20/23	(58,414)
IDR	129,680,129,696	USD	8,416,415	JPMorgan Chase Bank N.A.	12/20/23	(27,251)
JPY	5,652,754,715	USD	38,975,000	Barclays Bank PLC	12/20/23	(620,792)
JPY	2,274,000,000	USD	15,687,353	TD Securities, Inc.	12/20/23	(258,156)
JPY	1,138,000,000	USD	7,850,575	TD Securities, Inc.	12/20/23	(129,192)
USD	10,715,674	COP	46,621,218,361	Bank of America N.A.	12/20/23	(479,303)
USD	594,752	COP	2,515,798,862	Citibank N.A.	12/20/23	(9,358)
USD	7,599,975	EUR	7,160,000	Deutsche Bank AG	12/20/23	(164)
USD	11,423,084	GBP	9,360,000	Barclays Bank PLC	12/20/23	(3,993)
USD	3,767,495	GBP	3,090,000	JPMorgan Chase Bank N.A.	12/20/23	(4,905)
COP	18,401,175,000	USD	4,256,575	Morgan Stanley & Co. International PLC	08/15/24	(39,918)

						$(3,571,304)

						$37,056

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value

Call
1 Year Mid-Curve Options on 3-Month SOFR Futures	22,391	10/13/23	USD	95.63	USD	5,340,813	$2,518,987
Invesco QQQ Trust, Series 1 ETF	1,303	11/03/23	USD	385.00	USD	46,683	130,300
U.S. Treasury 5-Year Notes Futures	110	11/24/23	USD	105.50	USD	11,586	81,641
U.S. Treasury 5-Year Notes Futures	134	11/24/23	USD	106.50	USD	14,114	50,250
Invesco QQQ Trust, Series 1 ETF	2,084	12/15/23	USD	390.00	USD	74,664	615,822

							$3,397,000

Put
S&P 500 INDEX	119	10/02/23	USD	4,200.00	USD	51,028	8,033
CME 3-Month SOFR Futures	7,627	10/13/23	USD	94.88	USD	1,802,737	6,244,606
CME 3-Month SOFR Futures	11,440	10/13/23	USD	95.00	USD	2,703,987	12,941,500
CME 3-Month SOFR Futures	19,067	10/13/23	USD	95.63	USD	4,506,724	51,242,562
CBOE Volatility Index	5,197	10/18/23	USD	15.00	USD	9,105	142,918
U.S. Treasury 2-Year Notes Futures	239	10/27/23	USD	101.25	USD	48,444	85,891
SPDR S&P 500 ETF Trust	666	11/03/23	USD	435.00	USD	28,470	724,608
CME 3-Month SOFR Futures	780	12/15/23	USD	94.00	USD	184,363	14,625

							$71,404,743

							$74,801,743

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range			Notional Amount (000)	Value

Call
EUR Currency	One-Touch	HSBC Bank PLC	—	10/13/23	USD	1.12	USD	1.13	EUR	1,455	$163
EUR Currency	One-Touch	HSBC Bank PLC	—	11/01/23	PLN	4.66	PLN	4.66	EUR	426	148,377
USD Currency	Up-and-Out	JPMorgan Chase Bank N.A.	—	12/07/23	CNH	7.35	CNH	7.60	USD	59,560	115,927

											264,467

Put
EUR Currency	One-Touch	HSBC Bank PLC	—	11/16/23	USD	1.05	USD	1.05	EUR	339	119,628
EUR Currency	One-Touch	HSBC Bank PLC	—	11/22/23	USD	1.05	USD	1.05	EUR	2,970	1,056,052
USD Currency	One-Touch	HSBC Bank PLC	—	11/22/23	MXN	17.00	MXN	17.00	USD	2,970	352,388

											1,528,068

											$1,792,535

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price			Notional Amount (000)	Value

Call
USD Currency	Goldman Sachs International	—	10/26/23	ZAR	19.30	USD	3,666	$33,199
USD Currency	Goldman Sachs International	—	11/08/23	HKD	7.81	USD	74,330	193,526
USD Currency	Bank of America N.A.	—	11/16/23	BRL	5.05	USD	3,700	72,823

								299,548

Put
EUR Currency	Bank of America N.A.	—	10/06/23	BRL	5.40	EUR	3,404	62,916
EUR Currency	Bank of America N.A.	—	10/06/23	BRL	5.20	EUR	3,404	3,052
USD Currency	Barclays Bank PLC	—	10/06/23	MXN	17.20	USD	3,726	5,447
EUR Currency	Barclays Bank PLC	—	10/16/23	USD	1.08	EUR	3,388	77,293
EUR Currency	JPMorgan Chase Bank N.A.	—	10/26/23	USD	1.05	EUR	4,334	20,050
USD Currency	Goldman Sachs International	—	10/27/23	JPY	146.00	USD	57,369	196,772
USD Currency	Bank of America N.A.	—	11/30/23	CLP	900.00	USD	3,644	108,787
USD Currency	JPMorgan Chase Bank N.A.	—	12/22/23	JPY	140.00	USD	28,733	115,169

								589,486

								$889,034

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate		Notional Amount (000)	Value

Description	Rate	Frequency	Rate	Frequency	Counterparty

Call
1-Year Interest Rate Swap, 01/24/25	1-day SOFR, 5.31%	Quarterly	4.50%	Semi-Annual	Citibank N.A.	01/22/24	4.50%	USD	3,803,870	$2,147,674
1-Year Interest Rate Swap, 01/26/25	1-day SOFR, 5.31%	Quarterly	4.55%	Semi-Annual	Citibank N.A.	01/24/24	4.55%	USD	3,803,870	2,462,623
5-Year Interest Rate Swap, 03/28/29	1-day SOFR, 5.31%	Quarterly	4.24%	Semi-Annual	Citibank N.A.	03/26/24	4.24%	USD	376,194	5,914,692

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value

Description	Rate	Frequency	Rate	Frequency

1-Year Interest Rate Swap, 08/09/25	3-month EURIBOR, 3.95%	Semi-Annual	3.00%	Annual	Goldman Sachs International	08/07/24	3.00%	EUR	133,160	$223,468
1-Year Interest Rate Swap, 08/29/25	3-month EURIBOR, 3.95%	Semi-Annual	3.00%	Annual	JPMorgan Chase Bank N.A.	08/27/24	3.00%	EUR	133,890	253,126
10-Year Interest Rate Swap, 10/01/35	1-day SOFR, 5.31%	Quarterly	4.00%	Semi-Annual	Goldman Sachs International	09/29/25	4.00%	USD	6,821	306,636
10-Year Interest Rate Swap, 06/17/36	1-day SOFR, 5.31%	Quarterly	3.24%	Semi-Annual	Barclays Bank PLC	06/15/26	3.24%	USD	8,822	207,983
10-Year Interest Rate Swap, 07/22/36	1-day SOFR, 5.31%	Quarterly	3.21%	Semi-Annual	Barclays Bank PLC	07/20/26	3.21%	USD	10,240	263,107
10-Year Interest Rate Swap, 07/22/36	1-day SOFR, 5.31%	Quarterly	3.23%	Semi-Annual	Barclays Bank PLC	07/20/26	3.23%	USD	19,660	511,626
10-Year Interest Rate Swap, 08/05/36	1-day SOFR, 5.31%	Quarterly	3.58%	Semi-Annual	Barclays Bank PLC	08/03/26	3.58%	USD	18,964	677,454
10-Year Interest Rate Swap, 08/13/36	1-day SOFR, 5.31%	Quarterly	3.63%	Semi-Annual	Barclays Bank PLC	08/11/26	3.63%	USD	27,616	1,028,716
10-Year Interest Rate Swap, 09/10/36	1-day SOFR, 5.31%	Quarterly	3.77%	Semi-Annual	Goldman Sachs International	09/08/26	3.77%	USD	27,518	1,077,799
10-Year Interest Rate Swap, 09/30/36	1-day SOFR, 5.31%	Quarterly	4.03%	Semi-Annual	Goldman Sachs International	09/28/26	4.03%	USD	13,536	687,712

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	81

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value

Description	Rate	Frequency	Rate	Frequency

10-Year Interest Rate Swap, 09/30/36	1-day SOFR, 5.31%	Quarterly	4.07%	Semi-Annual	Goldman Sachs International	09/28/26	4.07%	USD	33,839	$1,771,744
10-Year Interest Rate Swap, 09/30/36	1-day SOFR, 5.31%	Quarterly	4.14%	Semi-Annual	Citibank N.A.	09/28/26	4.15%	USD	16,243	900,296

										18,434,656

Put
5-Year Interest Rate Swap, 03/28/29	4.24%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Citibank N.A.	03/26/24	4.24%	USD	376,194	$6,232,553
10-Year Interest Rate Swap, 10/01/35	4.00%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Goldman Sachs International	09/29/25	4.00%	USD	6,821	370,217
10-Year Interest Rate Swap, 06/17/36	3.24%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Barclays Bank PLC	06/15/26	3.24%	USD	8,822	784,002
10-Year Interest Rate Swap, 07/22/36	3.21%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Barclays Bank PLC	07/20/26	3.21%	USD	10,240	950,085
10-Year Interest Rate Swap, 07/22/36	3.23%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Barclays Bank PLC	07/20/26	3.23%	USD	19,661	1,810,946
10-Year Interest Rate Swap, 08/05/36	3.58%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Barclays Bank PLC	08/03/26	3.58%	USD	18,964	1,448,689
10-Year Interest Rate Swap, 08/13/36	3.63%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Barclays Bank PLC	08/11/26	3.63%	USD	27,616	2,058,983
10-Year Interest Rate Swap, 09/10/36	3.77%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Goldman Sachs International	09/08/26	3.77%	USD	27,518	1,835,622
10-Year Interest Rate Swap, 09/30/36	4.03%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Goldman Sachs International	09/28/26	4.03%	USD	13,536	816,992

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value

Description	Rate	Frequency	Rate	Frequency

10-Year Interest Rate Swap, 09/30/36	4.07%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Goldman Sachs International	09/28/26	4.07%	USD	33,839	$1,996,516
10-Year Interest Rate Swap, 09/30/36	4.14%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Citibank N.A.	09/28/26	4.15%	USD	16,243	917,163

										19,221,768

										$37,656,424

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value

Call
1 Year Mid-Curve Options on 3-Month SOFR Futures	22,391	10/13/23	USD	95.88	USD	5,340,813	$(839,662)
U.S. Treasury 2-Year Notes Futures	179	10/27/23	USD	102.13	USD	36,282	(13,984)

							(853,646)

Put
CME 3-Month SOFR Futures	7,627	10/13/23	USD	95.13	USD	1,802,737	(10,963,812)
CME 3-Month SOFR Futures	11,440	10/13/23	USD	95.25	USD	2,703,987	(20,020,000)
CME 3-Month SOFR Futures	19,067	10/13/23	USD	95.38	USD	4,506,724	(39,325,687)
U.S. Treasury 2-Year Notes Futures	239	10/27/23	USD	101.00	USD	48,444	(44,813)
U.S. Treasury 10-Year Notes Futures	125	11/24/23	USD	108.00	USD	13,502	(156,250)
U.S. Treasury 5-Year Notes Futures	1,041	11/24/23	USD	105.50	USD	109,647	(919,008)
Invesco QQQ Trust, Series 1 ETF	1,564	12/15/23	USD	350.00	USD	56,033	(1,380,230)

							(72,809,800)

							(73,663,446)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range			Notional Amount (000)	Value

Put
EUR Currency	Down-and-In	HSBC Bank PLC	—	11/22/23	USD	1.06	USD	1.05	EUR	118,780	$(1,362,793)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price			Notional Amount (000)	Value

Call
EUR Currency	Bank of America N.A.	—	10/06/23	BRL	5.70	EUR	3,404	$(211)
USD Currency	Barclays Bank PLC	—	10/06/23	MXN	18.30	USD	2,794	(1,218)
EUR Currency	Barclays Bank PLC	—	10/16/23	USD	1.12	EUR	3,388	(16)
USD Currency	Goldman Sachs International	—	10/26/23	ZAR	19.80	USD	4,582	(18,100)
USD Currency	Bank of America N.A.	—	11/16/23	BRL	5.25	USD	5,552	(43,029)
USD Currency	Bank of America N.A.	—	11/30/23	CLP	950.00	USD	2,732	(21,605)

								(84,179)

Put
EUR Currency	Bank of America N.A.	—	10/06/23	BRL	5.20	EUR	3,404	(3,052)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	83

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price			Notional Amount (000)	Value

USD Currency	Barclays Bank PLC	—	10/06/23	MXN	16.70	USD	3,726	$(62)
USD Currency	JPMorgan Chase Bank N.A.	—	10/23/23	JPY	144.00	USD	28,733	(36,635)
USD Currency	Goldman Sachs International	—	10/27/23	JPY	143.00	USD	57,369	(66,505)
USD Currency	Bank of America N.A.	—	11/30/23	CLP	860.00	USD	3,644	(34,732)

								(140,986)

								$(225,165)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value

Description	Rate	Frequency	Rate	Frequency

Call
1-Year Interest Rate Swap, 01/24/25	3.80%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Citibank N.A.	01/22/24	3.80%	USD	3,803,870	$(665,124)
1-Year Interest Rate Swap, 01/26/25	3.85%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Citibank N.A.	01/24/24	3.85%	USD	3,803,870	(770,814)
5-Year Interest Rate Swap, 03/13/29	4.00%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Citibank N.A.	03/11/24	4.00%	USD	376,195	(3,849,873)
5-Year Interest Rate Swap, 03/14/29	4.00%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Citibank N.A.	03/12/24	4.00%	USD	376,195	(3,873,714)
5-Year Interest Rate Swap, 03/16/29	3.96%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Barclays Bank PLC	03/14/24	3.96%	USD	376,195	(3,518,440)
5-Year Interest Rate Swap, 03/17/29	4.03%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Morgan Stanley & Co. International PLC	03/15/24	4.03%	USD	188,098	(2,073,609)
1-Year Interest Rate Swap, 08/09/25	2.00%	Annual	3-month EURIBOR, 3.95%	Semi-Annual	Goldman Sachs International	08/07/24	2.00%	EUR	133,160	(55,556)
1-Year Interest Rate Swap, 08/29/25	2.00%	Annual	3-month EURIBOR, 3.95%	Semi-Annual	JPMorgan Chase Bank N.A.	08/27/24	2.00%	EUR	133,890	(65,750)

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value

Description	Rate	Frequency	Rate	Frequency

10-Year Interest Rate Swap, 08/31/35	3.59%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	Bank of America N.A.	08/29/25	3.59%	USD	13,562	$(382,551)
10-Year Interest Rate Swap, 09/30/36	4.17%	Semi-Annual	1-day SOFR, 5.31%	Quarterly	JPMorgan Chase Bank N.A.	09/28/26	4.17%	USD	24,401	(1,376,673)

										(16,632,104)

Put
5-Year Interest Rate Swap, 03/13/29	1-day SOFR, 5.31%	Quarterly	4.00%	Semi-Annual	Citibank N.A.	03/11/24	4.00%	USD	376,195	$(8,212,042)
5-Year Interest Rate Swap, 03/14/29	1-day SOFR, 5.31%	Quarterly	4.00%	Semi-Annual	Citibank N.A.	03/12/24	4.00%	USD	376,195	(8,221,291)
5-Year Interest Rate Swap, 03/16/29	1-day SOFR, 5.31%	Quarterly	3.96%	Semi-Annual	Barclays Bank PLC	03/14/24	3.96%	USD	376,195	(8,491,616)
5-Year Interest Rate Swap, 03/17/29	1-day SOFR, 5.31%	Quarterly	4.03%	Semi-Annual	Morgan Stanley & Co. International PLC	03/15/24	4.03%	USD	188,097	(3,966,037)
10-Year Interest Rate Swap, 08/31/35	1-day SOFR, 5.31%	Quarterly	3.59%	Semi-Annual	Bank of America N.A.	08/29/25	3.59%	USD	13,562	(924,293)
10-Year Interest Rate Swap, 09/30/36	1-day SOFR, 5.31%	Quarterly	4.17%	Semi-Annual	JPMorgan Chase Bank N.A.	09/28/26	4.17%	USD	24,401	(1,358,739)

										(31,174,018)

										$(47,806,122)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	USD	12,884	$(221,626)	$3,560	$(225,186)
CDX.NA.HY.41.V1	5.00	Quarterly	12/20/28	USD	18,324	(177,018)	(135,677)	(41,341)
ITRAXX.EUR.40.V1	1.00	Quarterly	12/20/28	EUR	17,284	(183,716)	1,019	(184,735)
ITRAXX.FINSR.40.V1	1.00	Quarterly	12/20/28	EUR	54,428	(280,469)	3,208	(283,677)
ITRAXX.XO.40.V1	5.00	Quarterly	12/20/28	EUR	18,032	(601,775)	(623,423)	21,648

						$(1,464,604)	$(751,313)	$(713,291)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	85

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency

Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU)	At Termination	2.65%	At Termination	09/15/33	EUR	90,300	$897,333	$109,291	$788,042
Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU)	At Termination	2.82%	At Termination	08/15/53	EUR	6,662	121,711	26,115	95,596
Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU)	At Termination	2.81%	At Termination	08/15/53	EUR	6,662	98,374	1,477	96,897
Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU)	At Termination	2.81%	At Termination	09/15/53	EUR	3,200	46,671	—	46,671

							$1,164,089	$136,883	$1,027,206

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

28-day MXIBTIIE, 11.50%	Monthly	11.70%	Monthly	N/A		02/12/24	MXN	241,928	$9,043	$9,080	$(37)
28-day MXIBTIIE, 11.50%	Monthly	11.72%	Monthly	N/A		02/14/24	MXN	144,274	6,064	6,134	(70)
3-month JIBAR, 8.33%	Quarterly	7.20%	Quarterly	03/20/24	(a)	03/20/25	ZAR	252,370	(156,872)	(112,621)	(44,251)
1-day SOFR, 5.31%	At Termination	4.18%	At Termination	07/29/24	(a)	07/29/25	USD	202,453	(928,753)	(973,356)	44,603
3.23%	At Termination	1-day ESTR, 3.88%	At Termination	07/29/24	(a)	07/29/25	EUR	179,131	164,461	217,368	(52,907)
0.35%	At Termination	1-day TONA, (0.06)%	At Termination	09/13/24	(a)	09/13/25	JPY	13,583,000	(1,716)	17,063	(18,779)
28-day MXIBTIIE, 11.50%	Monthly	9.20%	Monthly	09/18/24	(a)	09/17/25	MXN	110,338	(36,316)	(6,036)	(30,280)
28-day MXIBTIIE, 11.50%	Monthly	9.43%	Monthly	09/18/24	(a)	09/17/25	MXN	470,281	(101,694)	27,235	(128,929)
0.38%	At Termination	1-day TONA, (0.06)%	At Termination	09/24/24	(a)	09/24/25	JPY	11,356,000	(18,123)	(3,025)	(15,098)
4.53%	At Termination	1-day SOFR, 5.31%	At Termination	09/24/24	(a)	09/24/25	USD	66,310	(26,359)	29,280	(55,639)
28-day MXIBTIIE, 11.50%	Monthly	10.84%	Monthly	N/A		09/25/25	MXN	139,972	28,676	—	28,676
1-day CORRA, 5.01%	Semi-Annual	4.39%	Semi-Annual	N/A		07/20/26	CAD	89,522	(751,393)	(708,451)	(42,942)
1-day CORRA, 5.01%	Semi-Annual	4.40%	Semi-Annual	N/A		07/20/26	CAD	89,522	(723,832)	(682,752)	(41,080)
3-month KWCDC, 3.83%	Quarterly	3.19%	Quarterly	N/A		09/20/26	KRW	12,458,201	(169,869)	249,280	(419,149)
3-month KWCDC, 3.83%	Quarterly	3.19%	Quarterly	N/A		09/20/26	KRW	9,208,236	(125,067)	183,483	(308,550)
3-month KWCDC, 3.83%	Quarterly	3.33%	Quarterly	N/A		09/20/26	KRW	4,958,603	(52,639)	75,651	(128,290)

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3-month KWCDC, 3.83%	Quarterly	3.38%	Quarterly	N/A		09/20/26	KRW	4,959,347	$(47,392)	$67,392	$(114,784)
3-month KWCDC, 3.83%	Quarterly	3.39%	Quarterly	N/A		09/20/26	KRW	4,959,347	(47,129)	66,978	(114,107)
3-month KWCDC, 3.83%	Quarterly	3.55%	Quarterly	N/A		09/20/26	KRW	6,461,505	(39,154)	52,246	(91,400)
28-day MXIBTIIE, 11.50%	Monthly	8.35%	Monthly	N/A		04/28/28	MXN	60,636	(169,690)	(132,533)	(37,157)
6-month EURIBOR, 4.13%	Annual	3.15%	Semi-Annual	N/A		07/21/28	EUR	6,216	(83,720)	(53,973)	(29,747)
28-day MXIBTIIE, 11.50%	Monthly	9.44%	Monthly	N/A		09/19/28	MXN	20,552	(7,773)	—	(7,773)
5.71%	Annual	6-month WIBOR, 5.63%	Semi-Annual	N/A		09/20/28	PLN	17,062	(198,577)	(225,808)	27,231
6-month PRIBOR, 7.00%	Annual	4.32%	Semi-Annual	N/A		09/20/28	CZK	134,826	(93,084)	(19,899)	(73,185)
4.30%	Annual	1-day SOFR, 5.31%	Annual	N/A		09/21/28	USD	37,999	168,432	(12,079)	180,511
28-day MXIBTIIE, 11.50%	Monthly	9.89%	Monthly	N/A		09/22/28	MXN	62,981	40,236	—	40,236
6-month EURIBOR, 4.13%	Annual	3.38%	Semi-Annual	N/A		09/29/28	EUR	2,141	(3,444)	—	(3,444)
4.23%	Annual	1-day SOFR, 5.31%	Annual	03/20/24	(a)	03/20/29	USD	110,198	77,024	—	77,024
6-month EURIBOR, 4.13%	Annual	2.44%	Semi-Annual	07/14/27	(a)	07/14/32	EUR	9,100	(326,039)	(236,280)	(89,759)
0.89%	Annual	1-day TONA, (0.06)%	Annual	N/A		02/15/33	JPY	1,765,619	(47,994)	(6,077)	(41,917)
0.90%	Annual	1-day TONA, (0.06)%	Annual	N/A		02/15/33	JPY	3,531,237	(130,323)	(44,714)	(85,609)
0.90%	Annual	1-day TONA, (0.06)%	Annual	N/A		02/15/33	JPY	1,765,619	(62,300)	(19,644)	(42,656)
0.92%	Annual	1-day TONA, (0.06)%	Annual	N/A		02/15/33	JPY	5,114,206	(246,758)	(119,774)	(126,984)
1-day CORRA, 5.01%	Semi-Annual	3.54%	Semi-Annual	N/A		06/15/33	CAD	58,300	(2,273,764)	(1,622,527)	(651,237)
3.57%	Semi-Annual	1-day CORRA, 5.01%	Semi-Annual	N/A		07/20/33	CAD	29,310	1,072,745	767,769	304,976
3.57%	Semi-Annual	1-day CORRA, 5.01%	Semi-Annual	N/A		07/20/33	CAD	29,309	1,076,228	771,210	305,018
1-day TONA, (0.06)%	Annual	1.32%	Annual	09/13/28	(a)	09/13/33	JPY	2,885,000	(46,369)	(7,578)	(38,791)
1-day CORRA, 5.01%	Semi-Annual	4.00%	Semi-Annual	N/A		09/21/33	CAD	15,235	(144,387)	(7,206)	(137,181)
1-day TONA, (0.06)%	Annual	1.32%	Annual	09/21/28	(a)	09/21/33	JPY	2,410,000	(35,489)	(3,144)	(32,345)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	87

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.40%	Semi-Annual	1-day CORRA, 5.01%	Semi-Annual	N/A	06/15/53	CAD	25,911	$1,705,420	$1,055,131	$650,289
3.72%	Semi-Annual	1-day CORRA, 5.01%	Semi-Annual	N/A	09/21/53	CAD	6,670	145,904	(8,670)	154,574

								$(2,601,786)	$(1,410,847)	$(1,190,939)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

DISH DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/23	USD	2,168	$17	$4,900	$(4,883)
KB Home	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	2,138	(25,256)	(7,877)	(17,379)
Realogy Group LLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,069	(2,051)	(460)	(1,591)
RR Donnelley & Sons Co.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,070	(8,141)	2,382	(10,523)
Staples, Inc.	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	USD	1,000	2,924	3,053	(129)
Beazer Homes U.S.A., Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,199	(39,644)	(11,543)	(28,101)
Beazer Homes U.S.A., Inc.	5.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,000	(33,065)	(8,501)	(24,564)
Beazer Homes U.S.A., Inc.	5.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,103	(36,470)	(10,118)	(26,352)
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,025	5,078	48,062	(42,984)
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/24	USD	320	1,585	15,431	(13,846)
Staples, Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	315	6,479	13,227	(6,748)
Staples, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	525	10,798	18,707	(7,909)
Tenet Healthcare Corp.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	1,000	(33,464)	(1,697)	(31,767)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(39,475)	(6,115)	(33,360)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,150	(38,635)	(5,985)	(32,650)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	(39,475)	(6,120)	(33,355)
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	1,223	(40,926)	(2,510)	(38,416)
Tenet Healthcare Corp.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	USD	500	(16,797)	(993)	(15,804)
Xerox Corp.	1.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,000	(579)	13,679	(14,258)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	750	(35,186)	15,504	(50,690)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	1,680	(78,248)	34,410	(112,658)
Boeing Co. (The)	1.00	Quarterly	BNP Paribas S.A.	12/20/24	USD	2,250	(16,798)	(10,969)	(5,829)
Boeing Co. (The)	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	5,950	(44,421)	(17,170)	(27,251)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,216	(22,646)	19,812	(42,458)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,215	(22,638)	19,806	(42,444)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,220	(22,674)	19,836	(42,510)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	3,215	(22,638)	19,429	(42,067)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	4,500	(31,687)	27,194	(58,881)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	1,948	(13,717)	11,772	(25,489)
Avis Budget Group, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	USD	2,540	(143,273)	108,512	(251,785)
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	500	33,180	89,647	(56,467)
Caterpillar, Inc.	1.00	Quarterly	Deutsche Bank AG	06/20/27	USD	4,300	(109,692)	(76,981)	(32,711)
General Electric Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	USD	706	(11,953)	11,028	(22,981)
General Electric Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	USD	706	(11,953)	11,028	(22,981)
General Electric Co.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	USD	943	(15,968)	13,841	(29,809)
BorgWarner, Inc.	1.00	Quarterly	BNP Paribas S.A.	12/20/27	USD	1,000	(15,850)	11,730	(27,580)
Pitney Bowes, Inc.	1.00	Quarterly	Bank of America N.A.	12/20/27	USD	620	189,465	139,060	50,405
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	250	76,397	57,669	18,728
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	380	116,124	90,317	25,807

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pitney Bowes, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/27	USD	780	$238,359	$229,944	$8,415
Simon Property Group LP	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	3,640	(27,641)	47,785	(75,426)
Credit Suisse Group AG	1.00	Quarterly	Barclays Bank PLC	06/20/28	EUR	1,350	(11,540)	81,687	(93,227)
Credit Suisse Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	7,000	(59,837)	236,029	(295,866)
Deutsche Bank AG	1.00	Quarterly	BNP Paribas S.A.	06/20/28	EUR	4,400	27,813	342,015	(314,202)
Deutsche Bank AG	1.00	Quarterly	Goldman Sachs International	06/20/28	EUR	4,400	27,813	239,681	(211,868)
Abbott Laboratories	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	7,786	(189,856)	(153,514)	(36,342)
American Electric Power Co., Inc.	1.00	Quarterly	Goldman Sachs International	12/20/28	USD	19,990	(523,445)	(504,795)	(18,650)
American Expreses Co.	1.00	Quarterly	Citibank N.A.	12/20/28	USD	19,990	(442,909)	(447,833)	4,924
Federative Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/28	USD	8,286	310,624	356,250	(45,626)
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	7,277	429,419	419,570	9,849
Republic of Colombia	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	8,524	503,040	484,460	18,580
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	2,037	155,599	165,321	(9,722)
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	1,630	124,480	133,555	(9,075)
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	1,843	140,743	150,270	(9,527)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	6,624	76,419	54,460	21,959
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	3,030	11,672	31,574	(19,902)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	64	245	727	(482)
CMBX.NA.9.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	2,080	448,760	65,127	383,633
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	USD	3,544	764,618	261,506	503,112
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	204	44,013	10,458	33,555
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	3	—	1	(1)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	8	—	(2)	2

							$1,517,116	$2,857,273	$(1,340,157)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Vistra Operations Co. LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	BB	USD	4,396	$44,666	$39,902	$4,764
Vistra Operations Co. LLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB	USD	1,015	69,335	39,768	29,567
CMBX.NA.7.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	01/17/47	AAA	USD	787	53	(19,876)	19,929
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	906	(195,469)	(96,041)	(99,428)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	1,310	(282,632)	(135,243)	(147,389)
CMBX.NA.9.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	09/17/58	N/R	USD	121	(26,106)	(25,278)	(828)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,000	(215,750)	(244,009)	28,259
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,060	(228,695)	(47,456)	(181,239)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	231	(49,838)	(12,433)	(37,405)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,200	(258,900)	(1,379)	(257,521)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	BBB+	USD	3,340	(315,605)	(128,858)	(186,747)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	BBB+	USD	1,670	(157,803)	(65,512)	(92,291)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BB-	USD	60	(16,545)	(4,580)	(11,965)
CMBX.NA.14.BBB-	3.00	Monthly	Goldman Sachs International	12/16/72	N/R	USD	2,070	(499,001)	(354,925)	(144,076)

								$(2,132,290)	$(1,055,920)	$(1,076,370)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	89

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
12.62%	At Termination	1-day BZDIOVER, 0.05%	At Termination	Citibank N.A.	01/02/24	BRL	180,259	$(1,048)	$—	$(1,048)
12.37%	At Termination	1-day COOIS, 12.29%	At Termination	Citibank N.A.	04/18/24	COP	44,297,919	(26,330)	—	(26,330)
11.90%	At Termination	1-day COOIS, 12.29%	At Termination	Bank of America N.A.	10/19/24	COP	22,971,880	29,458	—	29,458
1-day BZDIOVER, 0.05%	At Termination	11.87%	At Termination	Bank of America N.A.	01/02/25	BRL	33,225	34,364	—	34,364
1-day BZDIOVER, 0.05%	At Termination	10.60%	At Termination	JPMorgan Chase Bank N.A.	01/02/25	BRL	95,168	(69,099)	—	(69,099)
1-day BZDIOVER, 0.05%	At Termination	10.92%	At Termination	JPMorgan Chase Bank N.A.	01/02/25	BRL	40,205	7,744	—	7,744
1-day BZDIOVER, 0.05%	At Termination	11.75%	At Termination	Citibank N.A.	01/02/26	BRL	31,817	85,836	—	85,836
1-day BZDIOVER, 0.05%	At Termination	11.80%	At Termination	Citibank N.A.	01/02/26	BRL	32,055	93,684	—	93,684
1-day BZDIOVER, 0.05%	At Termination	10.11%	At Termination	Goldman Sachs International	01/02/26	BRL	41,566	(80,800)	—	(80,800)
1-day BZDIOVER, 0.05%	At Termination	9.98%	At Termination	HSBC Bank PLC	01/02/26	BRL	41,086	(96,799)	—	(96,799)
10.56%	At Termination	1-day BZDIOVER, 0.05%	At Termination	Morgan Stanley & Co. International PLC	01/04/27	BRL	22,585	25,491	—	25,491

								$2,501	$—	$2,501

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Western Alliance	At Termination	1-day SOFR minus 1.00%, 5.31%	At Termination	Citibank N.A.	10/05/23	USD	309	$29,708	$—	$29,708
0.00%	At Termination	Goldman Sachs U.S. Series 4 Excess Return Strategy	At Termination	Goldman Sachs International	11/15/23	USD	4,604	80,115	—	80,115
0.00%	At Termination	Goldman Sachs Systematic Skew U.S. Series 10 Excess Return Strategy	At Termination	Goldman Sachs International	12/07/23	USD	4,865	39,088	—	39,088

								$148,911	$—	$148,911

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	JPMorgan Chase Bank N.A.(b)	02/08/24	$(36,001,288)	$507,774	(c)	$(35,413,120)	0.2%
	Monthly	Merrill Lynch International(d)	05/15/24	(56,704,736)	931,546	(e)	(55,628,639)	0.3

					$1,439,320		$(91,041,759)

(a)

The Master Portfolio receives the total return on a portfolio of long positions underlying the total return swap. The Master Portfolio pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Master Portfolio pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(80,394) of net dividends and financing fees.
(e)	Amount includes $(144,551) of net dividends and financing fees.

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Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)

Range:	15 - 280 basis points	75 - 300 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A., as of period end, termination date February 8, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Banc of California, Inc.	60,758	$752,184	(2.1)%

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	17,285	(473,263)	1.3%
Bank of Hawaii Corp.	15,937	(791,910)	2.2
BankUnited, Inc.	13,752	(312,170)	0.9
Banner Corp.	10,102	(428,123)	1.2
Community Bank System, Inc.	20,359	(859,353)	2.4
FB Financial Corp.	17,987	(510,111)	1.4
Glacier Bancorp, Inc.	16,368	(466,488)	1.3
Independent Bank Group, Inc.	13,544	(535,665)	1.5
OceanFirst Financial Corp.	17,165	(248,378)	0.7
Pacific Premier Bancorp, Inc.	12,986	(282,575)	0.8
PacWest Bancorp	92,492	(731,612)	2.1
Prosperity Bancshares, Inc.	7,589	(414,208)	1.2
Simmons First National Corp., Class A	28,055	(475,813)	1.4
Truist Financial Corp.	32,786	(938,008)	2.7
Valley National Bancorp	158,506	(1,356,811)	3.8
Washington Federal, Inc.	17,862	(457,624)	1.3
Western Alliance Bancorp	15,276	(702,238)	2.0
Zions Bancorp N.A	12,294	(428,938)	1.2

		(10,413,288)

Capital Markets
Charles Schwab Corp. (The)	19,206	(1,054,409)	3.0
Morgan Stanley	4,910	(401,000)	1.1

		(1,455,409)

	Shares	Value	% of Basket Value

Investment Companies

Fixed-Income Funds
iShares iBoxx $ Investment Grade Corporate Bond ETF	85,000	$(8,671,700)	24.5%
Vanguard Intermediate-Term Corporate Bond ETF	205,645	(15,624,907)	44.1

		(24,296,607)

Total Reference Entity — Short		(36,165,304)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$(35,413,120)

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Merrill Lynch International, as of period end, termination date May 15, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Short

Investment Companies

Fixed-Income Funds
iShares iBoxx $ Investment Grade Corporate Bond ETF	350,092	$(35,716,386)	64.2%
iShares iBoxx High Yield Corporate Bond ETF	79,197	(5,838,403)	10.5
iShares Preferred & Income Securities ETF	95,000	(2,864,250)	5.1
SPDR Bloomberg High Yield Bond ETF	124,000	(11,209,600)	20.2

		(55,628,639)

Net Value of Reference Entity — Merrill Lynch International		$(55,628,639)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$3,739,970	$(5,765,247)	$2,861,992	$(3,739,016)	$—
OTC Swaps	4,210,126	(2,408,773)	3,026,296	(3,852,091)	—
Options Written	N/A	N/A	14,219,558	(58,933,140)	(123,057,526)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	91

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,664,281	$—	$8,695,745	$—	$10,360,026
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,608,360	—	—	3,608,360
Options purchased
Investments at value — unaffiliated(b)	—	—	1,621,681	2,681,569	110,836,486	—	115,139,736
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	21,648	—	—	1,813,138	1,027,206	2,861,992
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,371,614	1,588,231	—	276,577	—	7,236,422

	$—	$5,393,262	$4,874,193	$6,289,929	$121,621,946	$1,027,206	$139,206,536

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$172,802	$—	$15,444,592	$—	$15,617,394
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,571,304	—	—	3,571,304
Options written
Options written at value	—	—	1,380,230	1,587,958	120,089,338	—	123,057,526
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	734,939	—	—	3,004,077	—	3,739,016
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	5,986,788	—	—	274,076	—	6,260,864

	$—	$6,721,727	$1,553,032	$5,159,262	$138,812,083	$—	$152,246,104

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended September 30, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(13,645,621)	$—	$(137,498,162)	$—	$(151,143,783)
Forward foreign currency exchange contracts	—	—	—	(13,268,198)	—	—	(13,268,198)
Options purchased(a)	—	(736,274)	(10,437,131)	(25,872,747)	10,913,877	—	(26,132,275)
Options written	—	47,350	726,970	12,922,231	(71,826,583)	—	(58,130,032)
Swaps	—	(3,208,783)	1,347,868	—	(33,746,941)	2,895,335	(32,712,521)

	$—	$(3,897,707)	$(22,007,914)	$(26,218,714)	$(232,157,809)	$2,895,335	$(281,386,809)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(12,225,262)	$—	$106,218,776	$—	$93,993,514
Forward foreign currency exchange contracts	—	—	—	(8,557,182)	—	—	(8,557,182)
Options purchased(b)	—	88,109	(72,509)	850,914	4,729,087	—	5,595,601

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Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options written	$—	$(17,241)	$430,806	$(277,339)	$30,013,754	$—	$30,149,980
Swaps	—	(4,645,964)	1,461,611	—	18,096,446	1,027,206	15,939,299

	$—	$(4,575,096)	$(10,405,354)	$(7,983,607)	$159,058,063	$1,027,206	$137,121,212

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,573,328,404
Average notional value of contracts — short	$841,405,289
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$401,474,677
Average amounts sold — in USD	$281,258,873
Options:
Average value of option contracts purchased	$44,911,999
Average value of option contracts written	$41,825,426
Average notional value of swaption contracts purchased	$3,966,041,679
Average notional value of swaption contracts written	$6,408,560,693
Credit default swaps
Average notional value — buy protection	$261,334,583
Average notional value — sell protection	$69,793,515
Total return swaps
Average notional amount	$98,928,133
Interest rate swaps
Average notional value — pays fixed rate	$2,164,150,079
Average notional value — received fixed rate	$798,610,760
Inflation swaps
Average notional amount — pays	$35,477,759
Average notional amount — receives	$9,767,877

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$3,727,926	$1,442,279
Forward foreign currency exchange contracts	3,608,360	3,571,304
Options	115,139,736	123,057,526
Swaps — centrally cleared	2,939,262	—
Swaps — OTC(a)	7,236,422	6,260,864

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$132,651,706	$134,331,973

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(81,468,931)	(75,105,725)

Total derivative assets and liabilities subject to an MNA	$51,182,775	$59,226,248

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Bank of America N.A.	$709,438	$(709,438)	$—	$—	$—

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	93

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Bank of New York Mellon	$71,366	$(20,549)	$—	$—	$50,817
Barclays Bank PLC	11,142,064	(11,142,064)	—	—	—
BNP Paribas S.A.	513,905	(513,905)	—	—	—
Citibank N.A.	19,565,317	(19,565,317)	—	—	—
Citigroup Global Markets, Inc.	448,760	—	—	(390,520)	58,240
Deutsche Bank AG	72,370	(72,370)	—	—	—
Goldman Sachs International	11,612,285	(2,326,103)	—	(7,010,000)	2,276,182
HSBC Bank PLC	2,164,655	(1,560,227)	—	—	604,428
JPMorgan Chase Bank N.A.	2,453,364	(2,453,364)	—	—	—
Merrill Lynch International	931,546	—	—	—	931,546
Morgan Stanley & Co. International PLC	547,936	(547,936)	—	—	—
NatWest Markets PLC	90,861	(75,400)	—	—	15,461
Royal Bank of Canada	84,193	—	—	—	84,193
State Street Bank and Trust Co.	50,253	(7,290)	—	—	42,963
TD Securities, Inc.	173,594	(173,594)	—	—	—
UBS AG	550,868	—	—	—	550,868

	$51,182,775	$(39,167,557)	$—	$(7,400,520)	$4,614,698

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)

Bank of America N.A.	$1,905,927	$(709,438)	$(1,196,489)	$—	$—
Bank of New York Mellon	20,549	(20,549)	—	—	—
Barclays Bank PLC	13,434,391	(11,142,064)	(2,292,327)	—	—
BNP Paribas S.A.	654,253	(513,905)	—	—	140,348
Citibank N.A.	26,259,244	(19,565,317)	(6,693,927)	—	—
Deutsche Bank AG	797,045	(72,370)	(724,675)	—	—
Goldman Sachs International	2,326,103	(2,326,103)	—	—	—
HSBC Bank PLC	1,560,227	(1,560,227)	—	—	—
J.P. Morgan Securities LLC	42,651	—	—	—	42,651
JPMorgan Chase Bank N.A.	4,529,670	(2,453,364)	—	—	2,076,306
Morgan Stanley & Co. International PLC	7,080,970	(547,936)	(6,533,034)	—	—
NatWest Markets PLC	75,400	(75,400)	—	—	—
Standard Chartered Bank	119,528	—	—	—	119,528
State Street Bank and Trust Co.	7,290	(7,290)	—	—	—
TD Securities, Inc.	413,000	(173,594)	—	—	239,406

	$59,226,248	$(39,167,557)	$(17,440,452)	$—	$2,618,239

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Consolidated Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,747,812,319	$18,670,200	$1,766,482,519
Common Stocks
Aerospace & Defense	—	44,923	4,303,530	4,348,453
Banks	5,798,532	—	—	5,798,532
Capital Markets	898,769	—	94,502	993,271
Chemicals	1,547,523	—	—	1,547,523
Energy Equipment & Services	5,372,688	—	—	5,372,688
Entertainment	972,359	1,454,284	—	2,426,643
Financial Services	1,363,798	—	168,317	1,532,115
Hotel & Resort REITs	5,176,656	156,127	—	5,332,783
Hotels, Restaurants & Leisure	781,192	—	—	781,192
Interactive Media & Services	3,797,556	—	—	3,797,556
IT Services	—	—	154,490	154,490
Machinery	—	405,152	—	405,152
Metals & Mining	2,409,994	—	—	2,409,994
Oil, Gas & Consumable Fuels	9,399,188	—	—	9,399,188
Real Estate Management & Development	2,359,379	—	—	2,359,379
Software	406,040	387,138	—	793,178
Corporate Bonds	—	4,293,979,029	103,107,859	4,397,086,888
Fixed Rate Loan Interests	—	31,968	7,240,690	7,272,658
Floating Rate Loan Interests	—	115,829,025	193,563,637	309,392,662
Foreign Agency Obligations	—	29,665,390	—	29,665,390
Foreign Government Obligations	—	184,092,924	—	184,092,924
Investment Companies	27,219,044	—	2,580,111	29,799,155
Municipal Bonds	—	113,229,794	—	113,229,794
Non-Agency Mortgage-Backed Securities	—	1,468,626,469	87,351,455	1,555,977,924
Preferred Securities	—	3,192,197	30,752,892	33,945,089
U.S. Government Sponsored Agency Securities	—	8,328,456,234	—	8,328,456,234
U.S. Treasury Obligations	—	4,551,248,530	—	4,551,248,530
Warrants
Automobile Components	5,129	—	—	5,129
Automobiles	28,042	498	—	28,540
Capital Markets	6,069	—	4,291	10,360
Consumer Staples Distribution & Retail	44,196	—	—	44,196
Electrical Equipment	—	—	152,286	152,286
Financial Services	—	—	9,888	9,888
Hotels, Restaurants & Leisure	—	—	1	1
Machinery	—	6,034	—	6,034
Oil, Gas & Consumable Fuels	47,649	—	—	47,649
Real Estate Management & Development	1,685	—	—	1,685
Software	87,063	—	1,436,481	1,523,544
Short-Term Securities
Money Market Funds	923,558,671	—	—	923,558,671
Options Purchased
Equity Contracts	1,621,681	—	—	1,621,681
Foreign Currency Exchange Contracts	—	2,681,569	—	2,681,569
Interest Rate Contracts	73,180,062	37,656,424	—	110,836,486
Liabilities
TBA Sale Commitments	—	(1,736,984,494)	—	(1,736,984,494)
Unfunded Floating Rate Loan Interests	—	(22)	(423,460)	(423,482)

	$1,066,082,965	$19,141,971,512	$449,167,170	20,657,221,647

Investments valued at NAV(a)				28,716,016

				$20,685,937,663

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	95

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$1,183,136	$—	$1,183,136
Equity Contracts	1,664,281	1,588,231	—	3,252,512
Foreign Currency Exchange Contracts	—	3,608,360	—	3,608,360
Interest Rate Contracts	8,695,745	2,089,715	—	10,785,460
Other Contracts	—	1,027,206	—	1,027,206
Liabilities
Credit Contracts	—	(4,312,954)	—	(4,312,954)
Equity Contracts	(1,553,032)	—	—	(1,553,032)
Foreign Currency Exchange Contracts	—	(5,159,262)	—	(5,159,262)
Interest Rate Contracts	(87,727,808)	(51,084,275)	—	(138,812,083)

	$(78,920,814)	$(51,059,843)	$—	$(129,980,657)

(a)	Certain investments of the Master Portfolio were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Investment Companies

Assets
Opening Balance, as of September 30, 2022	$68,815,237	$348,874	$43,313,634	$—	$263,305,796	$—
Transfers into Level 3	—	—	7,890,383	—	3,578,660	—
Transfers out of Level 3(a)	(32,315,540)	(209,580)	—	—	(16,456,326)	—
Other(b)	(15,664,125)	—	—	13,822,871	(13,822,871)	—
Accrued discounts/premiums	—	173	318,691	58,938	238,969	—
Net realized gain (loss)	—	—	4,886	48,030	(1,567,566)	—
Net change in unrealized appreciation (depreciation)(c)(d)	(619,844)	277,843	1,567,901	79,658	(6,203,668)	122,862
Purchases	—	4,303,529	52,483,334	—	47,250,043	2,721,154
Sales	(1,545,528)	—	(2,470,970)	(6,768,807)	(82,759,400)	(263,905)

Closing Balance, as of September 30, 2023	$18,670,200	$4,720,839	$103,107,859	$7,240,690	$193,563,637	$2,580,111

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023(d)	$(643,800)	$277,843	$1,567,901	$79,658	$(7,989,613)	$122,862

	Non-Agency Mortgage-Backed Securities	Preferred Securities	Rights	U.S. Government Sponsored Agency Securities	Warrants	Total

Assets
Opening Balance, as of September 30, 2022	$213,991,954	$18,825,589	$4,291	$4,460,883	$959,745	$614,026,003
Transfers into Level 3	9,863,122	—	—	—	10,838	21,343,003
Transfers out of Level 3(a)	(146,786,450)	—	—	(4,034,487)	(28,179)	(199,830,562)
Other(b)	15,664,125	—	(4,291)	—	4,291	—
Accrued discounts/premiums	298,152	—	—	(59,486)	—	855,437
Net realized gain (loss)	(180,216)	—	—	(119,333)	—	(1,814,199)
Net change in unrealized appreciation (depreciation)(c)(d)	(5,755,760)	(3,821,741)	—	155,611	656,251	(13,540,887)
Purchases	17,203,752	15,749,044	—	—	1	139,710,857
Sales	(16,947,224)	—	—	(403,188)	—	(111,159,022)

Closing Balance, as of September 30, 2023	$87,351,455	$30,752,892	$—	$—	$1,602,947	$449,590,630

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023(d)	$(5,749,363)	$(3,821,741)	$—	$—	$656,251	$(15,500,002)

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

Unfunded Floating Rate Loan Interests

Liabilities
Opening Balance, as of September 30, 2022	$(384,063)
Transfers into Level 3	—
Transfers out of Level 3(a)	12,179
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(c)(d)	(51,576)
Purchases	—
Sales	—

Closing Balance, as of September 30, 2023	$(423,460)

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023(d)	$(184,604)

(a)

As of September 30, 2022, the Master Portfolio used significant unobservable inputs in determining the value of certain investments. As of September 30, 2023, the Master Portfolio used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)

Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities, between Fixed Rate Loan Interests and Floating Rate Loan Interests, and between Rights and Warrants.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023, is generally due to investments no longer held or categorized as Level 3 at period end.

Foreign Currency Exchange Contracts

	Assets	Liabilities

Opening Balance, as of September 30, 2022	$2,680,210	$—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	(3,816,474)	—
Net change in unrealized appreciation (depreciation)(a)(b)	1,136,264	—
Purchases	—	—
Issues	—	—
Settlements	—	—
Sales	—	—

Closing Balance, as of September 30, 2023	$—	$—

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023(b)	$—	$—

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2023, is generally due to investments no longer held or categorized as Level 3 at period end.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	97

Consolidated Schedule of Investments (continued) September 30, 2023	Master Total Return Portfolio

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Master Portfolio’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $99,735,576. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Asset-Backed Securities	$18,670,200	Income	Discount Rate	9%	—
Common Stocks	4,566,349	Market	Volatility	44% - 51%	47%
			Time to Exit	1.2 - 1.4 years	1.3 years
			EBITDA Multiple	10.59x	—
Corporate Bonds	96,581,200	Income	Discount Rate	4% - 48%	15%
Fixed Rate Loan Interests	7,240,690	Income	Discount Rate	14%	—
Floating Rate Loan Interests(b)(c)	189,788,608	Income	Discount Rate	3% - 15%	9%
			Credit Spread	321 - 632	432
			Esimtated Recovery Value	41% - 79%	70%
		Market	EBITDA Multiple	15.25x	—
Investment Companies	2,580,111	Income	Discount Rate	13%	—
Non-Agency Mortgage-Backed Securities	10,304,701	Income	Discount Rate	14%	—
			Prepayment Speed	27.50%	—
			Loss on Repayments	5.00%	—
			Credit Spread	517	—
Preferred Stock	30,752,892	Income	Discount Rate	12% - 16%	12%
		Market	Revenue Multiple	9.50x	—
			EBITDA Multiple	7.00x - 8.00x	7.70x
			Volatility	90%	—
			Time to Exit	0.3 years	—
			Gross Profit Multiple	6.75x	—
Warrants	1,602,925	Market	Revenue Multiple	3.25x - 9.50x	8.90x
			Volatility	40% - 60%	58%
			Time to Exit	0.3 - 1.6 years	1.5 years

	$362,087,676

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end September 30, 2023, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $12,393,360 changed to a Discount Cash Flow approach. The investments were previously valued utilizing a recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end Septmeber 30, 2023, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $5,608,697 changed to a Market approach. The investments were previously valued utilizing a Discount Cash Flow approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to consolidated financial statements.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities

September 30, 2023

Master Total Return Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$21,446,688,172
Investments, at value — affiliated(c)	976,657,467
Cash	2,216,210
Cash pledged:
Collateral — OTC derivatives	5,143,200
Collateral — TBA commitments	287,000
Futures contracts	40,840,010
Centrally cleared swaps	16,023,000
Foreign currency, at value(d)	49,470,372
Receivables:
Investments sold	113,807,636
Options written	4,765,632
Securities lending income — affiliated	6,861
Swaps	12,514,893
TBA sale commitments	1,756,068,604
Contributions from investors	76,869
Dividends — unaffiliated	24,438
Dividends — affiliated	654
Interest — unaffiliated	142,390,631
Variation margin on futures contracts	3,727,926
Variation margin on centrally cleared swaps	2,939,262
Swap premiums paid	4,210,126
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,608,360
OTC swaps	3,026,296
Prepaid expenses	51,150

Total assets	24,584,544,769

LIABILITIES
Cash received:
Collateral — OTC derivatives	10,070,520
Centrally cleared swaps	370
Collateral on securities loaned	28,717,943
Options written, at value(f)	123,057,526
TBA sale commitments at value(g)	1,736,984,494
Payables:
Investments purchased	4,491,789,254
Swaps	12,349,461
Interest expense	2,108,355
Investment advisory fees	1,517,211
Directors’ fees	285,682
Options written	319,669
Other accrued expenses	643,529
Professional fees	165,265
Variation margin on futures contracts	1,442,279
Withdrawals to investors	39,756,969
Swap premiums received	2,408,773
Unrealized depreciation on:
Forward foreign currency exchange contracts	3,571,304
OTC swaps	3,852,091
Unfunded floating rate loan interests	423,482

Total liabilities	6,459,464,177

Commitments and contingent liabilities

NET ASSETS	$18,125,080,592

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	99

Consolidated Statement of Assets and Liabilities  (continued)

September 30, 2023

Master Total Return Portfolio

NET ASSETS CONSIST OF
Investors’ capital	$19,985,274,005
Net unrealized appreciation (depreciation)	(1,860,193,413)

NET ASSETS	$18,125,080,592

(a) Investments, at cost — unaffiliated	$23,268,513,523
(b) Securities loaned, at value	$28,060,716
(c) Investments, at cost — affiliated	$977,927,426
(d) Foreign currency, at cost	$50,772,466
(f) Premiums received	$78,343,944
(g) Proceeds from TBA sale commitments	$1,756,068,604

See notes to consolidated financial statements.

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations

Year Ended September 30, 2023

Master Total Return Portfolio

INVESTMENT INCOME

Dividends — unaffiliated	$3,298,636

Dividends — affiliated	43,285,764

Interest — unaffiliated	765,737,104

Securities lending income — affiliated — net	246,427

Foreign taxes withheld	(1,915)

Total investment income	812,566,016

EXPENSES

Investment advisory	9,527,309

Accounting services	510,000

Professional	422,562

Directors	89,917

Printing and postage	11,702

Custodian	170

Miscellaneous	892,413

Total expenses excluding interest expense	11,454,073

Interest expense	1,758

Total expenses	11,455,831

Less:

Fees waived and/or reimbursed by the Manager	(702,458)

Total expenses after fees waived and/or reimbursed	10,753,373

Net investment income	801,812,643

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated(a)	(902,497,443)

Investments — affiliated	(559,270)

Options written	(58,130,032)

Futures contracts	(151,143,783)

Forward foreign currency exchange contracts	(13,268,198)

Foreign currency transactions	15,433,931

Swaps	(32,712,521)

(1,142,877,316)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	466,213,351

Investments — affiliated	(1,270,725)

Options written	30,149,980

Futures contracts	93,993,514

Forward foreign currency exchange contracts	(8,557,182)

Foreign currency translations	(3,380,739)

Swaps	15,939,299

Unfunded floating rate loan interests	(39,419)

593,048,079

Net realized and unrealized loss	(549,829,237)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$251,983,406

(a) Net of foreign capital gain tax of	$(15,922)

See notes to consolidated financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	101

Statements of Changes in Net Assets

	Master Total Return Portfolio

	Year Ended 09/30/23(a)	Year Ended 09/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$801,812,643	$550,138,082
Net realized loss	(1,142,877,316)	(1,364,435,913)
Net change in unrealized appreciation (depreciation)	593,048,079	(2,590,778,415)

Net increase (decrease) in net assets resulting from operations	251,983,406	(3,405,076,246)

CAPITAL TRANSACTIONS
Net proceeds from sale of shares	6,763,814,354	7,567,387,796
Costs of shares redeemed	(6,202,714,532)	(8,475,995,704)

Net increase (decrease) in net assets derived from capital transactions	561,099,822	(908,607,908)

NET ASSETS
Total increase (decrease) in net assets	813,083,228	(4,313,684,154)
Beginning of year	17,311,997,364	21,625,681,518

End of year	$18,125,080,592	$17,311,997,364

(a)	Consolidated Statement of Changes in Net Assets.

See notes to consolidated financial statements.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	Master Total Return Portfolio

	Year Ended 09/30/23 (a)	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19 (a)

Total Return
Total return	1.69%	(15.60)%	1.63%	7.90%	10.60%

Ratios to Average Net Assets(b)
Total expenses	0.06%	0.07%	0.07%	0.07%	0.07%

Total expenses after fees waived and/or reimbursed	0.06%	0.06%	0.07%	0.06%	0.07%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.06%	0.06%	0.07%	0.06%	0.07%

Net investment income	4.46%	2.65%	2.25%	2.70%	3.70%

Supplemental Data
Net assets, end of year (000)	$18,125,081	$17,311,997	$21,625,682	$20,004,450	$15,712,831

Portfolio turnover rate(c)	380%	289%	459%	556%	574%

(a)	Consolidated Financial Highlights.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/23	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19

Portfolio turnover rate (excluding MDRs)	171%	42%	161%	274%	241%

See notes to consolidated financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	103

Notes to Consolidated Financial Statements

1.	ORGANIZATION

Master Bond LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master Bond LLC is organized as a Delaware limited liability company. Master Total Return Portfolio (the “Master Portfolio”) is a series of Master Bond LLC. The Master Portfolio is classified as diversified. The Master Bond LLC’s Limited Liability Company Agreement permits the Board of Directors of Master Bond LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

On June 1, 2023, the Board of Directors of the Fund approved a proposal pursuant to which the Fund will cease to invest in Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. The change is expected to be completed in the first quarter of 2024.

Basis of Consolidation: The accompanying consolidated financial statements of the Master Portfolio include the accounts of BlackRock Cayman Master Total Return Portfolio II, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Cayman Subsidiary enables the Master Portfolio to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Master Portfolio may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $13,882, which is less than 0.1% of the Master Portfolio’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

The accompanying consolidated financial statements of the Master Portfolio include the accounts of BlackRock Master Total Return Portfolio Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of the Master Portfolio. The Taxable Subsidiary enables the Master Portfolio to hold certain pass-through investments and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for the Master Portfolio. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Master Portfolio. Taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities. The Master Portfolio may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $2,845,179, which is less than 0.1% of the Master Portfolio’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Master Portfolio’s Board, the directors who are not “interested persons” of the Master Bond LLC, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Director’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed Income Complex and reflected as Director expense on the Consolidated Statement of Operations. The Director expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Manager as the valuation designee for the Master Portfolio under rule 2a-5 under the 1940 Act. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

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Notes to Consolidated Financial Statements (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2023, certain investments of the Master Portfolio were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the

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Notes to Consolidated Financial Statements (continued)

rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any

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unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Master Portfolio had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Aspen Owner LLC, Advance	$500,840	$499,992	$483,530	$(16,463)
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan	257,083	257,083	241,693	(15,390)
CoreWeave Compute Acquisition Co. II LLC, Delayed Draw Term Loan	15,497,443	15,485,667	15,226,238	(259,429)
CP Iris Holdco I, Inc., Delayed Draw Term Loan (First Lien)	708	706	684	(22)
HP LQ Investment LP, Term Loan	1,882,817	1,879,196	1,829,343	(49,853)
Mensa II Austin Hotel LP, Promissory Note A-3	1,294,458	1,291,441	1,256,559	(34,882)
Sodalite Tahoe Hotel LLC (AKA Lake Tahoe), Loan	753,012	751,736	723,834	(27,901)
The Vinoy St. Petersburg, Note A	471,875	470,729	451,188	(19,542)

				$(423,482)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of September 30, 2023, the Master Portfolio had outstanding commitments of $3,919,439. These commitments are not included in the net assets of the Master Portfolio as of September 30, 2023.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

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Notes to Consolidated Financial Statements (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount

BNP Paribas SA	$294,229	$(294,229)	$—		$—
Citigroup Global Markets, Inc.	7,270,659	(7,270,659)	—		—
Goldman Sachs & Co. LLC	2,948,101	(2,948,101)	—		—
National Financial Services LLC	1,598,977	(1,598,977)	—		—
TD Prime Services LLC	15,948,750	(15,948,750)	—		—

	$28,060,716	$(28,060,716)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or to the applicable commodities market (commodities price risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Master Portfolio may invest in carbon credit futures that are traded on a commodity exchanges with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it

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Notes to Consolidated Financial Statements (continued)

was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Options: The Master Portfolio may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions – The Master Portfolio may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors – Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Master Portfolio would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options – The Master Portfolio may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options – The Master Portfolio may invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Notes to Consolidated Financial Statements (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Master Portfolio enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with amounts due to the Master Portfolio upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master Bond LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $250 million	0.16%
$250 million — $500 million	0.12
$500 million — $750 million	0.08
Greater than $750 million	0.05

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Notes to Consolidated Financial Statements (continued)

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide, for that portion of the Master Portfolio for which BIL and BSL, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2023, the amount waived was $682,562.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2023, the Manager waived $19,896 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended September 30, 2023, the Master Portfolio paid BIM $58,449 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master Bond LLC are directors and/or officers of BlackRock or its affiliates.

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7.	PURCHASES AND SALES

For the year ended September 30, 2023, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales

Non-U.S. Government Securities	$61,518,610,576	$61,780,245,881
U.S. Government Securities	8,973,076,978	5,781,253,022

For the year ended September 30, 2023, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales

Mortgage Dollar Rolls	$37,130,486,226	$37,126,156,634

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of September 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$24,296,482,861

Gross unrealized appreciation	$146,862,368
Gross unrealized depreciation	(2,047,410,904)

Net unrealized appreciation (depreciation)	$(1,900,548,536)

9.	BANK BORROWINGS

The Master Bond LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2023, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

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Notes to Consolidated Financial Statements   (continued)

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations, and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with the Master Portfolio’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of the Master Portfolio. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the recent period of

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Notes to Consolidated Financial Statements   (continued)

historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When the Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Consolidated Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Master Portfolio may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Investors of Master Total Return Portfolio and the Board of Directors of Master Bond LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Master Total Return Portfolio of Master Bond LLC (the “Master Portfolio”), including the consolidated schedule of investments, as of September 30, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Master Portfolio as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Master Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2019)

Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Director (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)

Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	119

Director and Officer Information   (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Director (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

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Director and Officer Information   (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 272 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 274 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10001.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation/Master Bond LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation/Master Bond LLC’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also directors of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master Bond LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	121

Director and Officer Information   (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)

Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10001.
(b)	Officers of the Master Bond LLC serve at the pleasure of the Board.

Further information about the Corporation/Master Bond LLC’s Directors and Officers is available in the Corporation/Master Bond LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Master Bond LLC.

Effective November 9, 2023, Arthur P. Steinmetz was appointed as a Director of the Master Bond LLC.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of the Master Bond LLC (the “Master Portfolio”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Master Fund Advisory Agreement”) between the Master Portfolio, on behalf of Master Total Return Portfolio (the “Master Fund”) and BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment adviser. The Board of Directors of the Master Portfolio also considered the approval to continue the sub-advisory agreements (together, the “Master Fund Sub-Advisory Agreements”) between the Manager and BlackRock International Limited and BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Master Fund. The BlackRock Total Return Fund (the “Feeder Fund”), a series of BlackRock Bond Fund, Inc. (the “Feeder Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Corporation also considered the approval to continue the investment advisory agreement (the “Feeder Fund Advisory Agreement” and together with the Master Fund Advisory Agreement, the “Advisory Agreements”) between the Feeder Corporation, on behalf of the Feeder Fund, and the Manager, and the sub-advisory agreements (the “Feeder Fund Sub-Advisory Agreements” and collectively with the Master Fund Sub-Advisory Agreements, the “Sub-Advisory Agreements”) between the Manager and the Sub-Advisors, with respect to the Feeder Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity: (a) the Board of Directors of the Master Portfolio and the Board of Directors of the Feeder Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders,” and (c) the Master Fund and the Feeder Fund are referred to herein together as the “Fund.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Master Portfolio on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Portfolio, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewals of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding fees and expenses of the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the Fund as compared with a peer group of funds (“ Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	123

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board considered the operation of BlackRock’s business continuity plans The Board noted that the engagement of the Sub-Advisors with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	125

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master Portfolio, on behalf of the Master Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Master Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Corporation, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those or other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	127

Additional Information   (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master Portfolio Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Corporation/Master Bond LLC

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ABS	Asset-Backed Security

AKA	Also Known As

BZDIOVER	Overnight Brazil CETIP - Interbank Rate

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

COOIS	Colombia Overnight Interbank Reference Rate

CORRA	Canadian OvernightRepo Rate Average

CPTFEMU	Eurozone Inflation Index

DAC	Designated Activity Co.

ESTR	Euro Short-Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FKA	Formally Known As

GO	General Obligation Bonds

HFA	Housing Finance Agency

IO	Interest Only

JIBAR	Johannesburg Interbank Average Rate

KWCDC	KRW Certificate of Deposit

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-Counter

PIK	Payment-in-Kind

PRIBOR	Prague Inter Bank Offered Rate

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Index Average

SPDR	Standard & Poor’s Depository Receipt

TBA	To-be-Announced

TONA	Tokyo Overnight Average Rate

WIBOR	Warsaw Interbank Offer Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	129

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TR-09/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Return Fund	$8,262	$7,956	$0	$44	$19,700	$18,900	$0	$431
Master Total Return Portfolio	$86,700	$83,334	$0	$44	$31,200	$30,000	$407	$431

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by each Committee. Each Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that each Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by each Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless each Committee provides for a different period. Tax or other non-audit services provided to the registrants, which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by each Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). Each Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to each Committee for ratification. Each Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Return Fund	$19,700	$19,376
Master Total Return Portfolio	$31,607	$30,476

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Fund, Inc. and Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Bond Fund, Inc. and Master Bond LLC

Date: November 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Bond Fund, Inc. and Master Bond LLC

Date: November 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Bond Fund, Inc. and Master Bond LLC

Date: November 20, 2023